As Filed with the Securities and Exchange Commission on April 27, 2021

Registration File Nos. 333-46414

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 21	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 46	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

John D. Piller, Sr. Esq.	Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, North Carolina 28262-8500	Charlotte, North Carolina 28262-8500
(704) 988-5681	(704) 988-4455

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2021 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2021

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through

TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Single Premium Immediate Variable Annuity Contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (“TIAA Life”) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the Fund prospectus, and keep it for future reference.

The Contracts are designed to provide you with a stream of income for the life of the named Annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single Premium to a TIAA Life Fixed Account or to one or more of the following eight separate account variable Investment Accounts:

∎ Growth Equity Fund	∎ Real Estate Securities Fund
∎ Growth & Income Fund	∎ Small Cap Equity Fund
∎ International Equity Fund	∎ Social Choice Equity Fund
∎ Large-Cap Value Fund	∎ Stock Index Fund

As with all variable annuities, your variable annuity payments will increase or decrease; depending on how well the Investment Account’s underlying Fund investment performs over time. TIAA Life doesn’t guarantee the investment performance of the Funds or the Investment Accounts, and you bear the entire investment risk.

A separate prospectus for the Funds provides more information about the Funds listed above. Note that the prospectus for the Funds may provide information for other Funds that are not available through the contract. When you consult the prospectus, you should be careful to refer only to the information regarding the Funds listed above.

More information about the separate account and the Contracts is on file with the SEC in a “Statement of Additional Information” (“SAI”) dated May 1, 2021. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (Attention: Central Services), or by calling 877 825-0411. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The Contracts or certain investment options under the Contracts will not be available to you unless approved by the regulatory authorities in your state.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the SPIAs issued by TIAA Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesperson, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

Single Premium Immediate Annuities Prospectus	1

DEFINITIONS

Throughout the prospectus, “TIAA Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contract owner or any prospective Contract owner.

1940 Act. The Investment Company Act of 1940, as amended.

Annuitant. The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made. Once selected, the Annuitant may not be changed.

Annuity Unit. A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return. 4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary. The person or institution selected by the Contract owner to become the new Contract owner if the Contract owner dies while any annuity payments remain due.

Business Day. Any day that the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day. Any day of the year.

Commuted Value. The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments will not be earned if payment is made in one sum. For the Fixed Account, the Commuted Value is the sum of payments less the interest that would have been earned from the effective date of the Commuted Value calculation to the date each payment would have been made. For any variable Investment Account, the Commuted Value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the Annuity Unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts. The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity SPIA Contracts.

Contract owner. The person (or persons) who controls all the rights and benefits under a contract.

Current Value. The Present Value of the future annuity payments, which for variable payments is computed using the assumption that the relevant Investment Account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the Present Value is determined based on the age of the Annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “Current Value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Fixed Account. The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

Fund. An investment company that is registered with the SEC in which an Investment Account is invested. The contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

General Account. All of TIAA Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Good Order. An instruction that is received by TIAA Life that is sufficiently complete and clear, along with all forms, information, and supporting legal documentation so that TIAA Life does not need to exercise any discretion to follow such instruction. All orders to process any changes or transaction must be in good order. With respect to purchase requests, good order also generally includes receipt by us of sufficient funds to effect the transaction

Income Change Method. The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual Income Change Method.

Income Option. The form of annuity benefit that you select under the Two-Life Annuity. The Income Options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

Investment Account. A sub-account of the separate account that invests its assets in shares of a corresponding Fund.

IRC. The Internal Revenue Code of 1986, as amended.

Issue Date. The day that the contract is issued and becomes effective.

NYSE. The New York Stock Exchange.

Premium. The amount you invest in the contract.

Present Value. The Present Value of a series of payments is the lump-sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant. The natural person whose life, together with the Annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity Contract.

Separate Account. TIAA-CREF Life Separate Account VA-1.

TIAA. Teachers Insurance and Annuity Association of America.

TIAA Life. TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day. Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded.

2	Prospectus Single Premium Immediate Annuities

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT ARE TIAA LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAs)?

TIAA Life’s SPIAs allow you, the owner, to apply a single sum of money to one of three types of annuity Contracts and receive a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of Contracts we offer are:

•	One-Life Annuity, which pays income as long as the Annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

•

Two-Life Annuity, which pays income as long as either the Annuitant or the second Annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an Annuitant, continues at either the same or a reduced level for the life of the other Annuitant; and

•	Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single Premium to the Fixed Account or to one or more of the separate account’s variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed over the life of the Contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on how well the Funds underlying the Investment Accounts you may have allocated to perform over time. Your payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable Investment Accounts which invest in the following Funds of the TIAA-CREF Life Funds:

• Growth Equity Fund	• Real Estate Securities Fund
• Growth & Income Fund	• Small Cap Equity Fund
• International Equity Fund	• Social Choice Equity Fund
• Large-Cap Value Fund	• Stock Index Fund

TIAA Life doesn’t guarantee the investment performance of the Funds or the variable Investment Accounts, and you bear the entire investment risk.

Your Right to Examine and Right to Cancel provisions are determined by your State, and this contract will conform accordingly.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?

You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable Investment Account are calculated, i.e., you may change your Income Change Method. For more details on transfers and changing your Income Change Method, see “Changing Investment Accounts and Income Change Methods”.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. This first table lists certain categories of Contract owner transaction expenses for comparative purposes. State Premium taxes may be deducted depending on your state.

CONTRACT OWNER TRANSACTION EXPENSES

Sales load imposed on purchases (as a percentage of Premiums)	None

Deferred sales load (as a percentage of Premiums or amount surrendered, as applicable)	None

Nonqualified Premium taxes (as a percentage of Premiums, if applicable)[1]	1.0–3.5%

Surrender fees (as a percentage of amount surrendered)	None

Exchange fee	None

[1]	Only applicable in certain states. Where TIAA Life is required to pay this Premium tax, we may deduct the amount of the Premium tax paid from any Premium payment.

Single Premium Immediate Annuities Prospectus	3

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees[1]	Fee Waiver[1]	Current

Charges[1]

Annual Contract Fees	None	None	None

Mortality and expense risk charge	1.00%	0.60%	0.40%

Administrative expense charge	0.20%	0.00%	0.20%

Total separate account annual charges	1.20%	0.60%	0.60%

[1]

TIAA Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (as a percentage of Fund average net assets)

These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract that you may pay periodically during the time you own the contract. The first table shows the maximum and minimum total operating expenses charged by these Funds for the year ended December 31, 2020. The next table provides greater detail on the total operating expenses charged by each Fund, and shows the total separate account and Fund annual expenses. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum Expenses	Maximum Expenses
Total expenses that are deducted from Fund assets, including management fees and other expenses	0.09%	0.60%

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	Acquired Fund Fees and Expenses[1]	Other Expenses	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses	Total Separate Account and Fund Annual Expenses[8]

Growth Equity Fund[2]	0.45%	0.00%	0.09%	0.54%	-0.02%	0.52%	1.12%

Growth & Income Fund[2]	0.45%	0.00%	0.09%	0.54%	-0.02%	0.52%	1.12%

International Equity Fund[3]	0.50%	0.00%	0.14%	0.64%	-0.04%	0.60%	1.20%

Large-Cap Value Fund[2]	0.45%	0.00%	0.16%	0.61%	-0.09%	0.52%	1.12%

Real Estate Securities Fund[4]	0.50%	0.00%	0.12%	0.62%	-0.05%	0.57%	1.17%

Small-Cap Equity Fund[5]	0.46%	0.00%	0.23%	0.69%	-0.16%	0.53%	1.13%

Social Choice Equity Fund[6]	0.15%	0.00%	0.15%	0.30%	-0.08%	0.22%	0.82%

Stock Index Fund[7]	0.06%	0.00%	0.03%	0.09%	0.00%	0.09%	0.69%

[1]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and

4	Prospectus Single Premium Immediate Annuities

expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[5]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.53% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[7]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[8]

If TIAA-CREF Life imposed the full amount of the administrative expense and mortality and expense risk charges, total annual separate account and Fund expenses would be 1.72% for the Growth Equity, 1.72% for the Growth & Income, 1.80% for the International Equity, 1.72% for the Large-Cap Value, 1.73% for the Small-Cap Equity, 1.29% for the Stock Index, 1.42% for the Social Choice Equity, and 1.77% for the Real Estate Securities.

Fund expenses are deducted from each underlying Fund before TIAA-CREF Life is provided with the Fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the corresponding Investment Account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity Contracts. These costs include Contract owner transaction expenses, separate account annual expenses, and maximum Fund fees and expenses.

These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the Funds. The example assumes that the Fund’s expense reimbursement agreement will remain in place for one year but that there will be no waiver or expense reimbursement agreement in effect thereafter.

The first example assumes that there is no waiver of separate account charges. The second example assumes that the current separate account fee waivers are in place for each period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

LIFE FUNDS—SPIA EXPENSE-TABLE WITHOUT SEPARATE ACCT AND FUND WAIVERS	1 Year	3 Years	5 Years	10 Years
Growth Equity Fund	$177	$548	$944	$2,052
Growth & Income Fund	$177	$548	$944	$2,052
International Equity Fund	$187	$579	$996	$2,159
Large-Cap Value Fund	$184	$569	$980	$2,127
Real Estate Securities Fund	$185	$573	$985	$2,137
Small-Cap Equity Fund	$192	$594	$1,021	$2,212
Social Choice Equity Fund	$153	$474	$818	$1,791
Stock Index Fund	$131	$409	$708	$1,556

LIFE FUNDS—SPIA EXPENSE TABLE-WITH FUND WAIVERS	1 Year	3 Years	5 Years	10 Years
Growth Equity Fund	$114	$356	$617	$1,363
Growth & Income Fund	$114	$356	$617	$1,363
International Equity Fund	$122	$381	$660	$1,455
Large-Cap Value Fund	$114	$356	$617	$1,363
Real Estate Securities Fund	$119	$372	$644	$1,420
Small-Cap Equity Fund	$115	$359	$622	$1,375
Social Choice Equity Fund	$84	$262	$455	$1,014
Stock Index Fund	$70	$221	$384	$859

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges.”

Single Premium Immediate Annuities Prospectus	5

For condensed financial information pertaining to each Investment Account, please see Appendix A.

HOW DO I PURCHASE A CONTRACT?

To purchase a Contract, you must complete an application and make a Premium payment of at least $25,000. For more information, see “Purchasing a Contract and Remitting Your Premium.”

MAY I CANCEL MY CONTRACT?

You can examine the Contract and return it to TIAA Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the Current Value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the Current Value of your contract may be less than your Premium.) In Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia and Wisconsin, where we are required to return your Premium, we’ll refund the greater of your contract value or your full Premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any Premium taxes and expense charges deducted from the Premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual SPIAs offered by TIAA Life. The rights and benefits under the Contracts are summarized below. However, the descriptions you read here are qualified entirely by the Contracts themselves.

The Contracts are approved in all states including the District of Columbia.

Under the SPIA Contracts, TIAA Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the Contracts to provide you with a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The Contracts include both fixed and variable components—that is, you can allocate your single premium between the Fixed Account or one or more separate account variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed by TIAA Life over the life of the contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on the performance of the Funds underlying the Investment Account. Your variable payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

The Premium. We’ll issue you a contract as soon as we receive in Good Order at our Administrative Office your complete and accurate application, Premium and all other information necessary to process your application. Please send your check, payable to TIAA Life Insurance Company, along with the application to:

New Business Department

TIAA-CREF Life Insurance Company

P.O. Box 1291

Charlotte, NC 28201-9908

Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payer to the account owner cannot be identified from the face of the check. The Premium must be for at least $25,000. Additional Premiums are not permitted. We will credit your Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we’ll return your Premium at that time unless you provide us specific consent to retain the initial premium until your application is complete and in Good Order.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Electronic Payment. You may pay your Premium by electronic payment. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

6	Prospectus Single Premium Immediate Annuities

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the Contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your Premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your Premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank. If the address or bank where you want your payments changes, it is your responsibility to let us know. We can send payments to your residence or most banks abroad.

Annuity payments are subject to our financial strength and claims-paying ability.

PAYMENTS FROM THE FIXED ACCOUNT

On the Contract Issue Date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your Premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	the interest rates then in effect

•	the Income Option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the Annuitant’s death). The amount of each annuity payment from the Fixed Account does not change as a result of the investment experience of any variable Investment Account.

There are significant limits on your right to “transfer” all or part of your future annuity payments from the Fixed Account to the variable Investment Accounts. Due to these limitations, if you want to transfer all of your future annuity payments from the Fixed Account to one or more variable Investment Accounts, it may take several years to do so. You should carefully consider whether payments from the Fixed Account meet your investment needs. See “Changing Investment Accounts and Income Change Methods.”

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your Annuity Units in a particular Investment Account. The number of Annuity Units you purchase is determined on the contract Issue Date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units you purchase will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the Issue Date of your contract). Annuity unit values are calculated as of each Valuation Day based primarily on the net investment results of the Funds underlying the particular Investment Account. For the formulas used to determine Annuity Unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your Premium

•	whether the Contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	in the case of the Two-Life Annuity, the Income Option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the Contract, payments will go up or down based on the investment experience of the Funds underlying the variable Investment Accounts relative to the 4% assumed

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annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of Income Change Method). In general, your payments will increase if the performance of the variable Investment Account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly Income Change Method for your variable annuity payments. Under the annual Income Change Method, the amount of payments from the variable Investment Accounts will change each May 1, based on the net investment results of the Funds underlying the Investment Account during the prior year (from the day following the last Valuation Day in March of the prior year through the last Valuation day in March of the current year). Under the monthly Income Change Method, payments from the variable Investment Accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a Business Day, the prior Business Day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” and the SAI.

CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these Contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your Beneficiary) may be less than the Premium you paid depending on the duration of your contract.

•

One-Life Annuity. This option pays you or your Beneficiary income as long as the Annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the Annuitant dies before it’s over, annuity income payments will continue to you or your Beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the Annuitant dies—so that it’s possible for you to receive only one payment if the Annuitant dies before the second payment is made, two payments if the Annuitant dies before the third payment is made, etc.

•

Two-Life Annuity. This option pays income to you or your Beneficiary as long as the Annuitant or second Annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of Income Options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two- Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

•

Fixed-Period Annuity. This option pays you or your Beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose may be limited by applicable tax laws.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five-year period. Due to this limitation, it may take several years to transfer all of your future annuity payments from the Fixed Account to the variable Investment Accounts. Once income has been transferred from the Fixed Account to a variable Investment Account it cannot be transferred back to the Fixed Account.

You may not transfer payments from the Fixed Account to the variable Investment Accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

We’ll process your transfer as of the Business Day we receive your request in Good Order. Alternatively, you can choose to have a transfer take effect at the close of any future Business Day, or the last Calendar Day of the current or any future month, even if it’s not a Business Day. Transfers under the annual Income Change Method will affect your annuity payments beginning on the May 1 following the March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day) which is on or after the effective date of the transfer. Transfers under the monthly Income Change Method and all transfers into or out of the Fixed Account will affect your annuity payments beginning with the first payment due after the monthly payment Valuation Day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your Premium is temporarily held in the General Account, no transfers may be made. For more information on how we calculate transfer amounts, see “Calculating Variable Annuity Payments.”

You can switch between the annual and monthly Income Change Methods at any time, but only once a year, and the switch will go into effect on March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day).

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To request a transfer or to switch your Income Change Method, call Retirement Services, toll-free at 800-842-2252, or write the TIAA Life home office at 730 Third Avenue, New York 10017-3206. Please note that telephone transactions may not always be available.

TRANSFER POLICIES REGARDING MARKET TIMING AND EXCESSIVE TRADING

Variable annuity contract owners could try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these accounts, we incur transaction costs and the underlying Funds incur expenses for buying and selling securities.

In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies may be increased for Funds invested primarily in foreign securities. These costs are borne by all contract owners, including long-term investors who do not generate the costs. The contract is not intended for market timing or frequent trading.

Under this Contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. Transfers of the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts are available only one time in a calendar year, with certain conditions.

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the market timing and excessive trading policies established by the Fund.

We seek to apply our transfer policies uniformly to all Contract owners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

RECEIVING A LUMP-SUM PAYMENT

You or your Beneficiary have the right to receive in a lump sum the Commuted Value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the Annuitant(s) dies during the guaranteed period, or (ii) under a Fixed- Period Annuity from the variable Investment Accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of Annuitant(s), or if the Annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump-sum payment from the Fixed Account is only available to your beneficiaries after your death.)

The Commuted Value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the Commuted Value is the Business Day on which we receive the request for a Commuted Value, in a form acceptable to us.

A lump-sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See “Federal Income Taxes.”)

DEATH OF THE CONTRACT OWNER

If you (the Owner) die, your designated Beneficiar(y)(ies) or, if none, the person chosen as the Annuitant or second Annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving Beneficiary and the Annuitant and second Annuitant, if any, has died before the end of a guaranteed period, the Commuted Value of any payments remaining due will be paid in one sum to your estate.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Policy and all Policy provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “Spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each Investment Account is equal to the number of Annuity Units payable multiplied by the then-Current Value of one Annuity Unit for the variable Investment Account and Income Change Method you chose.

Determining the Number of Annuity Units Payable. The number of Annuity Units you purchase under the contract is derived by dividing the portion of the Premium (net of any Premium taxes) you allocated to a particular Investment Account and Income Change Method by the

Single Premium Immediate Annuities Prospectus	9

product of the Annuity Unit value for that Investment Account and Income Change Method, and an annuity factor that represents the Present Value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of Annuity Units for each variable Investment Account and Income Change Method under a contract is generally determined on the contract Issue Date and remains fixed unless there is a “transfer” of Annuity Units or you change your Income Change Method. The number of Annuity Units payable from a particular Investment Account and Income Change Method under your contract will be reduced by the number of Annuity Units you transfer out of that Investment Account or Income Change Method. The number of Annuity Units payable will be increased by any internal transfers you make to that Investment Account and Income Change Method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units payable from each variable Investment Account will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts. See “Temporary Investment in the General Account.”

Computing Annuity Unit Values. Annuity Unit valuations for each Investment Account will occur only on Business Days, and thus the last Calendar Day of each month will not be a Valuation Day unless it falls on a Business Day. If the last Calendar Day of a month does not fall on a Business Day, the last Valuation Day for such months shall be deemed to be the last Business Day of the month. The Annuity Unit value for each Income Change Method is determined by updating the Annuity Unit value from the previous Valuation Day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent Assumed Investment Return. We further adjust the Annuity Unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those Annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual Income Change Method, the value of the Annuity Unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the Annuity Unit for payments due on and after the next succeeding May 1 is equal to the Annuity Unit value determined as of the last Valuation Day in March. For participants under the monthly Income Change Method, the value of the Annuity Unit for payments changes on the payment Valuation Day of each month for the payment due on the first of the following month.

TIAA Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly Income Change Methods.

For the more detailed formula we use for determining Annuity Unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS

THE UNDERLYING FUNDS

You may allocate any portion of the Premium to the separate account, which currently has eight subaccounts, or variable Investment Accounts. These variable Investment Accounts invest in shares of the Funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten Funds but may add other Funds in the future.

Note that not all of the ten Funds described in the prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the Funds listed below.

The Funds available under your contract are:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

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Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, LLC (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the Funds, are described fully in their prospectus and SAI. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 825-0411, or by accessing our internet website at www.tiaa.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each Valuation Day from the assets of each variable Investment Account for various services required to administer the separate account and the Contracts and to cover certain insurance risks borne by TIAA Life. The Contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each Investment Account. TIAA Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any increase.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the Premium and administering the Contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA Life’s mortality risks come from its obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA Life assumes the risk of making annuity payments regardless of how long the Annuitant(s) may live or whether the mortality experience of Annuitants as a group is better than expected.

TIAA Life’s expense risk is the possibility that TIAA Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the Contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Each Investment Account purchases shares of the corresponding Fund at net asset value. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA -CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a Fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each Fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds.

Fund expenses are not fixed or specified under the terms of the contract and may change periodically. For more information on Fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The Contracts do not provide for charges or other deductions from the Premium.

Premium Taxes. Currently, residents of several states may be subject to Premium taxes on their contract. We will deduct any charges for Premium taxes from your Premium before it’s applied to provide annuity payments. State Premium taxes currently range from 1.00 percent to 3.50 percent of nonqualified Premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the Contracts qualify as annuity Contracts for federal income tax purposes (see the SAI for more information). The following discussion is general in nature and is not intended as tax advice. It is

Single Premium Immediate Annuities Prospectus	11

based on our understanding of current federal income tax law, and is subject to change. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. For complete information on your personal tax situation, check with a qualified tax adviser.

NON-NATURAL PERSONS

If a non-natural person (e.g., a corporation or a trust) owns a Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the Premiums or other consideration paid for the contract) during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contract owner who is not a natural person should discuss these potential exceptions with a qualified tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of Premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire Premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract Issue Date, annuity payments stop because an Annuitant died, any Premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Transferring, assigning, pledging, or exchanging a Contract, designating an Annuitant, payee, or other Beneficiary who is not the owner, or the selection of certain maturity dates may have adverse tax consequences including treatment as a distribution. An owner contemplating any such actions should consult a tax advisor.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump-sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump-sum payment from your contract. See “Receiving a Lump-sum Payment”.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump-sum payment from certain distributions from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump-sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with exceptions enumerated above. You should consult a tax advisor with regard to exceptions from the penalty tax.

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the Annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump-sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or Annuitant’s death. That is, the “investment in the contract” remains generally the total Premium payments, less amounts received, which were not includable in gross income.

MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity Contracts are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult your tax advisor for more information.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity Contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract. We also have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

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Enacted Tax Legislation.

SECURE Act—2019. In December 2019, Congress passed the SECURE Act, a significant bipartisan package of provisions that are mostly focused on improving access to, and administration of, retirement plans, and recognizes the importance of lifetime income as a key component of retirement readiness. The new law was generally effective on January 1, 2020. Most of the Act’s provisions do not apply to your non-qualified contract. However, the Act does impact contracts owned by certain children. In 2017, the Tax Cuts and Jobs Act modified the so-called “Kiddie Tax” by generally imposing tax at the trusts and estates tax rates on a child’s unearned income. The SECURE Act restored taxation of such income at the parent’s tax rate.

CARES Act—2020. On March 27, 2020, Congress enacted the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) to provide emergency assistance and health care response for individuals, families and businesses affected by the 2020 coronavirus pandemic. The CARES Act includes a number of tax provisions, but none that directly affect your Contract. Please contact your tax advisor for further details on how the CARES Act affects other aspects of your tax matters.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your Contract.

POSSIBLE CHARGE FOR TIAA LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its Contracts (other than Premium taxes—see “Other Charges and Expenses”), but we reserve the right to charge the separate account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes, Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

For 2020, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $11,700,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity Contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This contract may not be available to certain foreign entity purchasers. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

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Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contracts are issued by TIAA-CREF Life Insurance Company (“TIAA Life”), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA Life established TIAA-CREF Life Separate Account VA-1 as a separate account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA Life, the separate account is also subject to regulation by the New York Department of Financial Services and the insurance departments of some other jurisdictions in which the Contracts are offered (see the SAI).

Although TIAA Life owns the assets of the separate account, and the obligations under the Contracts are obligations of TIAA Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA Life separate account or other business activity TIAA Life may undertake.

The separate account currently has eight subaccounts, or variable Investment Accounts, which invest in shares of the Funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable Investment Accounts. Following is a brief description of the Fixed Account. Amounts allocated to the Fixed Account become part of the General Account assets of TIAA Life, which support various insurance and annuity obligations. The General Account includes all the assets of TIAA Life, except those in the separate account (i.e., the Investment Accounts) or in any other TIAA Life separate account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the Fixed Account registered as an investment company under the 1940 Act. Neither the Fixed Account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the Fixed Account, see your contract. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

DISTRIBUTING THE CONTRACTS

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

The Contracts are offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a subsidiary of TIAA which is registered with the SEC as broker-dealers and a member of Financial Industry Regulatory Authority or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contracts. TC Services is considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of TC Services or have entered into a selling agreement with TC Services. The main offices of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TC Services or any other entity in connection with the distribution of the Contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA Life nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.

14	Prospectus Single Premium Immediate Annuities

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account Contract owners. In addition, transfers of Accumulation Value from and within the fixed and variable Investment Accounts may be deferred under these circumstances.

If a check has been submitted as the Premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the Funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract.

If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contract owners may control the outcome of a vote. TIAA Life may vote the shares of the Funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a Contract owner has the right to instruct are calculated separately for each variable Investment Account, and include fractional votes. The Contract owner has a voting interest in each Investment Account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable Investment Account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new Investment Accounts in the future that would invest in other Funds. We don’t guarantee that the separate account, any existing Investment Account or any Investment Account added in the future, will always be available. We reserve the right to add or close accounts, substitute one Fund for another with the same or different fees and charges, combine accounts or investment portfolios, liquidate the Investment Accounts or add, delete or stop providing Contracts for use with any Investment Account. We can also stop or start providing certain contract options or Income Options under either the annual or monthly Income Change Methods from current or future Investment Accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA Life can make these and some other changes at its discretion, subject to any required New York Department of Financial Services, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA Life may transfer the separate account assets to another separate account or account of TIAA Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA LIFE

The benefits under your Contract are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims- paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted

Single Premium Immediate Annuities Prospectus	15

annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contract owners. In order to meet our claims- paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this  Prospectus.

CONTACTING TIAA LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA Life until it reaches our Administrative Office. You can ask questions by calling toll-free 800 842 2252.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 842 2252, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one Contract owner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 825-0411, or write us.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

OTHER INFORMATION

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates can be communicated in writing to TIAA-CREF 8500 Andrew Carnegie Blvd., Charlotte, NC 28262; or by calling us between the hours of 8:00 a.m. and 10:00 p.m. ET, Monday-Friday and 9:00 a.m. to 6:00 p.m. ET Saturday at 800 842 2252; or 24 hours a day via our website www.tiaa.org.

16	Prospectus Single Premium Immediate Annuities

SPECIAL RISKS RELATED TO CYBER SECURITY AND CERTAIN BUSINESS CONTINUITY RISKS

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service provides may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds; affect our ability to calculate AUVs; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your accumulation units to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

We are exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises and terrorist acts, which could adversely affect our ability to administer the contract. In the event that a natural or man-made disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process contract transactions or to calculate contract values. We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the contract could be impaired.

Information Regarding the COVID-19 Pandemic. The COVID-19 pandemic has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, we have implemented business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.

Significant market volatility and negative market returns have occurred during the COVID-19 pandemic. While we are confident in our ability to manage the financial risks related to the COVID-19 pandemic, the extent and duration of such risks cannot be predicted with certainty, and prolonged negative economic conditions could have a negative impact on our financial condition. It is possible these risks could impact our financial strength and claims-paying ability.

Single Premium Immediate Annuities Prospectus	17

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Calculating Annuity Unit Values

B-2	Tax Status of the Contract

B-3	Statements and Reports

B-3	General Matters

B-3	State Regulation

B-4	Legal Matters

B-4	Experts

B-4	Additional Information

B-4	Financial Statements

Index to Financial Statements

18	Prospectus Single Premium Immediate Annuities

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The table shows per accumulation unit data and total returns for the Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, Social Choice Equity, and Real Estate Securities variable Investment Accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

CONDENSED FINANCIAL INFORMATION

					For the year ended December 31,
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)

TIAA-CREF Life Growth Equity Sub-Account
2020	804	$54.85	$78.49	$75,241	0.33%	0.60%	43.10%
2019	885	$42.21	$54.85	$55,792	0.41%	0.60%	29.95%
2018	1,030	$42.55	$42.21	$48,412	0.34%	0.60%	(0.81)%
2017	1,085	$31.82	$42.55	$50,488	0.00%	0.60%	33.74%
2016	1,147	$32.32	$31.82	$40,015	0.55%	0.60%	(1.55)%
2015	1,247	$29.65	$32.32	$43,719	0.22%	0.60%	9.01%
2014	1,258	$26.81	$29.65	$39,994	0.30%	0.60%	10.59%
2013	1,324	$19.27	$26.81	$37,777	0.28%	0.60%	39.10%
2012	1,353	$16.57	$19.27	$27,451	0.71%	0.60%	16.29%
2011	1,426	$16.37	$16.57	$24,877	0.27%	0.60%	1.22%

TIAA-CREF Life Growth & Income Equity Sub-Account
2020	724	$81.98	$98.15	$89,643	1.28%	0.60%	19.72%
2019	807	$63.39	$81.98	$81,983	1.00%	0.60%	29.32%
2018	890	$68.76	$63.39	$68,515	0.90%	0.60%	(7.81)%
2017	962	$55.82	$68.76	$77,609	0.00%	0.60%	23.17%
2016	1,046	$51.71	$55.82	$67,649	1.34%	0.60%	7.95%
2015	1,125	$50.34	$51.71	$65,811	1.08%	0.60%	2.72%
2014	1,176	$45.59	$50.34	$66,424	0.99%	0.60%	10.42%
2013	1,189	$34.13	$45.59	$60,823	1.08%	0.60%	33.58%
2012	1,227	$29.49	$34.13	$46,469	1.78%	0.60%	15.73%
2011	1,268	$28.82	$29.49	$40,088	1.07%	0.60%	2.32%

TIAA-CREF Life International Equity Sub-Account
2020	711	$33.52	$38.43	$32,234	1.64%	0.60%	14.65%
2019	804	$27.40	$33.52	$30,700	2.04%	0.60%	22.34%
2018	908	$36.07	$27.40	$27,703	1.03%	0.60%	(24.04)%
2017	1,003	$27.28	$36.07	$39,646	1.16%	0.60%	32.19%
2016	1,026	$27.16	$27.28	$30,471	1.50%	0.60%	0.45%
2015	1,113	$27.59	$27.16	$32,926	1.29%	0.60%	(1.57)%
2014	1,187	$30.14	$27.59	$35,523	1.27%	0.60%	(8.45)%
2013	1,260	$24.42	$30.14	$40,974	2.44%	0.60%	23.41%
2012	1,285	$18.72	$24.42	$33,558	1.74%	0.60%	30.49%
2011	1,423	$24.74	$18.72	$28,003	1.54%	0.60%	(24.33)%

Single Premium Immediate Annuities Prospectus	19

					For the year ended December 31,
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)

TIAA-CREF Life Large-Cap Value Sub-Account
2020	149	$99.93	$103.31	$20,663	2.06%	0.60%	3.38%
2019	171	$78.13	$99.93	$20,874	1.73%	0.60%	27.89%
2018	208	$91.54	$78.13	$19,283	1.36%	0.60%	(14.65)%
2017	235	$81.97	$91.54	$25,062	0.00%	0.60%	11.67%
2016	264	$69.45	$81.97	$25,008	1.82%	0.60%	18.03%
2015	273	$73.54	$69.45	$21,601	1.56%	0.60%	(5.57)%
2014	301	$67.89	$73.54	$24,690	1.79%	0.60%	8.33%
2013	300	$50.85	$67.89	$22,732	1.99%	0.60%	33.51%
2012	292	$42.58	$50.85	$16,543	1.91%	0.60%	19.42%
2011	321	$45.55	$42.58	$14,932	1.47%	0.60%	(6.52)%

TIAA-CREF Life Real Estate Securities Sub-Account
2020	233	$130.72	$131.59	$36,236	2.31%	0.60%	0.66%
2019	258	$100.13	$130.72	$39,274	1.94%	0.60%	30.55%
2018	272	$105.19	$100.13	$30,709	1.98%	0.60%	(4.80)%
2017	292	$94.21	$105.19	$34,189	0.00%	0.60%	11.65%
2016	313	$91.17	$94.21	$32,514	2.70%	0.60%	3.34%
2015	324	$87.88	$91.17	$32,640	2.61%	0.60%	3.74%
2014	333	$68.82	$87.88	$32,271	1.72%	0.60%	27.70%
2013	324	$67.95	$68.82	$24,504	1.66%	0.60%	1.28%
2012	352	$57.06	$67.95	$25,720	1.90%	0.60%	19.07%
2011	353	$53.79	$57.06	$21,199	1.22%	0.60%	6.08%

TIAA-CREF Life Small-Cap Equity Sub-Account
2020	112	$124.89	$140.04	$20,199	0.86%	0.60%	12.13%
2019	124	$101.55	$124.89	$18,972	0.55%	0.60%	22.98%
2018	153	$116.16	$101.55	$18,234	0.60%	0.60%	(12.58)%
2017	169	$101.70	$116.16	$22,773	0.00%	0.60%	14.21%
2016	187	$85.36	$101.70	$22,068	0.84%	0.60%	19.15%
2015	238	$86.00	$85.36	$22,418	0.60%	0.60%	(0.74)%
2014	253	$80.97	$86.00	$23,507	0.70%	0.60%	6.21%
2013	279	$58.24	$80.97	$24,203	0.71%	0.60%	39.03%
2012	258	$51.38	$58.24	$16,104	1.11%	0.60%	13.34%
2011	288	$53.98	$51.38	$15,621	0.52%	0.60%	(4.82)%

TIAA-CREF Life Social Choice Sub-Account
2020	315	$77.93	$93.32	$35,822	1.59%	0.60%	19.75%
2019	342	$59.67	$77.93	$30,473	1.54%	0.60%	30.60%
2018	355	$63.56	$59.67	$24,433	1.66%	0.60%	(6.11)%
2017	383	$52.86	$63.56	$27,330	0.01%	0.60%	20.24%
2016	412	$46.91	$52.86	$23,916	2.37%	0.60%	12.67%
2015	419	$48.50	$46.91	$21,383	2.48%	0.60%	(3.28)%
2014	440	$43.97	$48.50	$23,251	1.81%	0.60%	10.31%
2013	465	$32.98	$43.97	$22,151	1.64%	0.60%	33.33%
2012	451	$29.10	$32.98	$16,020	1.91%	0.60%	13.33%
2011	476	$29.29	$29.10	$14,675	1.72%	0.60%	(0.65)%

20	Prospectus Single Premium Immediate Annuities

					For the year ended December 31,
Year	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(a)(c)	Total Return(d)

TIAA-CREF Life Stock Index Sub-Account
2020	1,732	$97.06	$116.51	$252,275	1.68%	0.60%	20.04%
2019	1,954	$74.64	$97.06	$229,942	1.63%	0.60%	30.03%
2018	2,196	$79.28	$74.64	$191,216	1.60%	0.60%	(5.85)%
2017	2,361	$65.90	$79.28	$216,064	0.00%	0.60%	20.29%
2016	2,626	$58.82	$65.90	$191,984	2.15%	0.60%	12.04%
2015	2,777	$58.92	$58.82	$179,018	1.91%	0.60%	(0.17)%
2014	2,928	$52.71	$58.92	$186,911	1.89%	0.60%	11.79%
2013	2,973	$39.74	$52.71	$167,268	1.90%	0.60%	32.63%
2012	3,056	$34.36	$39.74	$128,944	2.15%	0.60%	15.65%
2011	3,214	$34.24	$34.36	$116,331	1.82%	0.60%	0.35%
(a)	Does not include expenses of Underlying Fund.
(b)

These amounts represent the dividends, excluding distributions of long-term capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as administrative expenses and mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Account invests.

(c)

These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administrative expenses and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Underlying Fund have been excluded.

(d)

These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract owners total returns may not be within the ranges presented.

Single Premium Immediate Annuities Prospectus	21

For more information about Single Premium Immediate Annuity

How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa.org

24 hours a day, 7 days a week

Administrative Office

800 842-2252

8:00 a.m. to 10:00 p.m. ET Monday–Friday

9:00 a.m. to 6:00 p.m. ET Saturday

To learn more about the Contract, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Contract than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI or to request other information about the Contract, please call or write to us at our Administrative Office 800 842-2252.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551-8090.

Investment Company Act of 1940

Registration File No. 811-08963

A10861

(5/21)

Statement of Additional Information

Single Premium Immediate Variable Annuity Contracts

Funded through

TIAA-CREF Life Separate Account VA-1

And

TIAA-CREF Life Insurance Company

May 1, 2021

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2021 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 825-0411. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Legal matters	B-4

Experts	B-4

Additional information	B-4

Financial statements	B-4

Index to financial statements

Calculating annuity unit values

Separate Annuity Unit values are maintained for Annuity Units payable from each Investment Account under each Income Change Method. The values are calculated as of each Valuation Day. Annuity unit values for an Income Change Method are determined by multiplying each account’s Annuity Unit value at the end of the previous Valuation Day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that Income Change Method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an Income Change Method, and those who start or stop receiving annuity income under that Income Change Method between the two dates.

An Investment Account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous Valuation Day. An Investment Account’s gross investment factor equals A divided by B, as follows:

A equals	i.	the net asset value of the shares in the Fund(s) held by the account as of the end of the Valuation Day, excluding the net effect of Contractholders’ transactions (i.e., Premiums received, benefits paid, and transfers to and from the account) made during that day; plus
	ii.	investment income and capital gains distributed to the account; less
	iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous Valuation Day.
B equals		the value of the shares in the Fund(s) held by the account as of the end of the prior Valuation Day, including the net effect of Contractowners’ transactions made during the prior Valuation Day.

Tax status of the contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (“IRC”) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The Internal Revenue Service (IRS) has published rulings stating that a variable Contractowner will be considered the owner of separate account assets if the Contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that Contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life Insurance Company (“TIAA Life”) reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a Contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your Beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your Beneficiary or over a period not to exceed your Beneficiary’s life expectancy, as defined in the Code. If your spouse (as defined under Federal law) is the sole Beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the Annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

B-2	Statement of Additional Information ∎ Single Premium Immediate Annuities

Statements and reports

You will receive a confirmation statement when you remit your Premium, or make a “transfer” to or from the separate account or among the variable Investment Accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

General matters

Payment to an estate, guardian, trustee, etc.

We reserve the right to pay in one sum the Commuted Value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

Financial support agreement

The Contracts are issued by TIAA Life. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (“TIAA”).

TIAA Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any contract owner of TIAA Life with recourse to TIAA.

Management related service contracts

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. TIAA Life, on behalf of the separate account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the separate account.

McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For years 2020, 2019, and 2018 TIAA Life provided total compensation for product administrative services of $5,345,441, $5,643,860, and $5,682,692 for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2020, 2019, and 2018, TIAA Life paid custody fees of $417,892, $397,872, and $395,325. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For years 2020, 2019, and 2018 TIAA Life provided compensation for trade settlement services of $61,210, $56,704, and $56,645.

State regulation

TIAA Life and the separate account are subject to regulation by the New York Department of Financial Services (“Department”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA Life and the separate account must file with the Department periodic statements on forms promulgated by the Department. The separate account books and assets are subject to review and examination by the Department and the Department’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-3

Legal matters

All matters of applicable state law pertaining to the Contracts, including TIAA Life’s right to issue the Contracts, have been passed upon by Kenneth Reitz, General Counsel of TIAA Life.

Experts

Separate account financial statements

The financial statements of TIAA-CREF Life Separate Account VA-1 as of December 31, 2020 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

TIAA-CREF Life Insurance Company statutory-basis financial statements

The statutory-basis financial statements as of December 31, 2020, 2019, and for each of the three years in the period ended December 31, 2020 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America statutory-basis financial statements

The statutory-basis financial statements as of December 31, 2020, 2019, and for each of the three years in the period ended December 31, 2020 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Additional information

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the Contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial statements

Audited financial statements of the separate account and TIAA Life, and TIAA follow.

TIAA Life’s financial statements should be considered only as bearing upon TIAA Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA Life. They should not be considered as bearing on the ability of TIAA Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ∎ Single Premium Immediate Annuities

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-5

Report of Independent Registered Public Accounting Firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contract Owners of TIAA-CREF Life Separate Account VA-1

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced(1)	MFS Massachusetts Investors Growth Stock Portfolio(1)

TIAA-CREF Life Core Bond(1)	MFS Utilities Series—Initial Class(1)

TIAA-CREF Life Growth Equity(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class(1)

TIAA-CREF Life Growth & Income(1)	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class(4)

TIAA-CREF Life International Equity(1)	PIMCO VIT All Asset Portfolio—Institutional Class(1)

TIAA-CREF Life Large-Cap Value(1)	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class(1)

TIAA-CREF Life Money Market(1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class(1)

TIAA-CREF Life Real Estate Securities(1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class(1)

TIAA-CREF Life Small-Cap Equity(1)	PIMCO VIT Real Return Portfolio—Institutional Class(1)

TIAA-CREF Life Social Choice Equity(1)	PVC Equity Income Account—Class 1(1)

TIAA-CREF Life Stock Index(1)	PVC MidCap Account—Class 1(1)

Calamos Growth and Income Portfolio(1)	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II(1)

ClearBridge Variable Aggressive Growth Portfolio—Class I(1)	Prudential Series Fund—Natural Resources Portfolio—Class II(1)

ClearBridge Variable Small Cap Growth Portfolio—Class I(1)	Prudential Series Fund—Value Portfolio– Class II(1)

Credit Suisse Trust-Commodity Return Strategy Portfolio(1)	Royce Capital Fund Micro-Cap Portfolio—Investment Class(1)

Delaware VIP Diversified Income Series—Standard Class(1)	Royce Capital Fund Small-Cap Portfolio—Investment Class(1)

Delaware VIP International Series—Standard Class(2)	T. Rowe Price Health Sciences Portfolio I(1)

Delaware VIP International Value Equity Series—Standard Class(3)	T. Rowe Price Limited-Term Bond Portfolio(1)

Delaware VIP Small Cap Value Series—Standard Class(1)	Templeton Developing Markets VIP Fund—Class 1(1)

DFA VA Equity Allocation Portfolio(1)	Vanguard VIF Balanced Portfolio(5)

DFA VA Global Bond Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)

DFA VA Global Moderate Allocation Portfolio(1)	Vanguard VIF Conservative Allocation Portfolio(6)

DFA VA International Small Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)

DFA VA International Value Portfolio(1)	Vanguard VIF Global Bond Index Portfolio(7)

DFA VA Short-Term Fixed Portfolio(1)	Vanguard VIF High Yield Bond Portfolio(1)

DFA VA US Large Value Portfolio(1)	Vanguard VIF International Portfolio(8)

DFA VA US Targeted Value Portfolio(1)	Vanguard VIF Mid-Cap Index Portfolio(1)

Franklin Income VIP Fund—Class 1(1)	Vanguard VIF Moderate Allocation Portfolio(9)

Franklin Mutual Shares VIP Fund—Class 1(1)	Vanguard VIF Real Estate Index Portfolio(1)

Franklin Small-Mid Cap Growth VIP Fund—Class 1(1)	Vanguard VIF Small Company Growth Portfolio(1)

Janus Henderson Forty Portfolio—Institutional Shares(1)	Vanguard VIF Total Bond Market Index Portfolio(1)

Janus Henderson Overseas Portfolio—Institutional Shares(1)	Vanguard VIF Total International Stock Market Index Portfolio(10)

Janus Henderson Mid Cap Value Portfolio—Institutional Shares(1)	Vanguard VIF Total Stock Market Index Portfolio(7)

John Hancock Emerging Markets Value Trust(1)	VY Clarion Global Real Estate Portfolio—Class I(1)

Matson Money Fixed Income VI Portfolio(1)	Wanger International(1)

Matson Money International Equity VI Portfolio(1)	Wanger Select(1)

Matson Money U.S. Equity VI Portfolio(1)	Wanger USA(1)

MFS Global Equity Series—Initial Class(1)	Western Asset Variable Global High Yield Bond Portfolio—Class I(1)

MFS Growth Series—Initial Class(1)

(1)	Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and December 31, 2019.
(2)	Statement of operations and statement of changes in net assets for the period December 11, 2020 (commencement of operations) through December 31, 2020.
(3)

Statement of operations for the period January 1, 2020 through December 11, 2020 and statement of changes in net assets for the period January 1, 2020 through December 11, 2020 and the year ended December 31, 2019.

(4)

Statement of operations for the year ended December 31, 2020 and the statement of changes in net assets for the year ended December 31, 2020 and the period April 30, 2019 (commencement of operations) through December 31, 2019.

(5)	Statement of operations and statement of changes in net assets for the period June 3, 2020 (commencement date) through December 31, 2020.
(6)	Statement of operations and statement of changes in net assets for the period May 13, 2020 (commencement date) through December 31, 2020.
(7)	Statement of operations and statement of changes in net assets for the period May 12, 2020 (commencement date) through December 31, 2020.
(8)	Statement of operations and statement of changes in net assets for the period May 27, 2020 (commencement date) through December 31, 2020.
(9)	Statement of operations and statement of changes in net assets for the period May 14, 2020 (commencement date) through December 31, 2020.
(10)	Statement of operations and statement of changes in net assets for the period May 15, 2020 (commencement date) through December 31, 2020.

B-6	Statement of Additional Information ∎ Single Premium Immediate Annuities

Basis for Opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 26, 2021

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VA-1 since 2005.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-7

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2020

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS

Investments, at value	$69,519,201	$174,474,524	$139,006,250	$156,821,649	$97,293,940

Total assets	$69,519,201	$174,474,524	$139,006,250	$156,821,649	$97,293,940

NET ASSETS

Accumulation fund	$69,519,201	$174,474,524	$126,910,740	$138,282,293	$92,389,195

Annuity fund	—	—	12,095,510	18,539,356	4,904,745

Net assets	$69,519,201	$174,474,524	$139,006,250	$156,821,649	$97,293,940

Investments, at cost	$59,676,246	$164,325,178	$93,747,519	$120,069,022	$78,672,985

Shares held in corresponding Funds	5,123,007	15,718,426	6,353,119	7,328,114	10,552,488

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$78.49	$98.15	$38.43

Lifetime Variable Select Annuity	—	46.75	78.54	98.10	38.43

Intelligent Variable Annuity

Band 1	39.91	47.36	79.55	99.40	38.92

Band 2	40.32	48.30	81.13	101.37	39.69

Band 3	40.60	48.93	82.19	102.70	40.21

Band 4	41.02	49.90	83.82	104.73	41.00

Band 5	39.64	46.75	78.52	98.11	38.41

Band 6	40.05	47.67	80.07	100.05	39.17

Band 7	40.32	48.30	81.13	101.37	39.69

Band 8	40.74	49.26	82.73	103.37	40.47

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended December 31, 2020

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,282,354	$4,801,514	$361,862	$1,736,828	$1,312,295

Expenses

Administrative expenses	62,758	196,389	188,969	231,903	121,194

Mortality and expense risk charges	135,523	367,595	360,470	456,961	230,769

Guaranteed minimum death benefits	30,640	50,855	11,910	14,558	13,863

Total expenses	228,921	614,839	561,349	703,422	365,826

Net investment income (loss)	1,053,433	4,186,675	(199,487)	1,033,406	946,469

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	3,071,831	3,144,690	10,112,763	5,796,751	(160,255)

Capital gain distributions	1,622,487	—	8,201,059	5,968,154	—

Net realized gain (loss)	4,694,318	3,144,690	18,313,822	11,764,905	(160,255)

Net change in unrealized appreciation (depreciation) on investments	2,552,267	4,346,047	23,798,094	12,827,570	12,036,700

Net realized and unrealized gain (loss) on investments	7,246,585	7,490,737	42,111,916	24,592,475	11,876,445

Net increase (decrease) in net assets from operations	$8,300,018	$11,677,412	$41,912,429	$25,625,881	$12,822,914

B-8	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS

Investments, at value	$62,754,463	$94,660,686	$73,530,831	$54,249,463	$78,412,578

Total assets	$62,754,463	$94,660,686	$73,530,831	$54,249,463	$78,412,578

NET ASSETS

Accumulation fund	$57,504,006	$94,660,686	$67,915,127	$49,733,882	$72,010,633

Annuity fund	5,250,457	—	5,615,704	4,515,581	6,401,945

Net assets	$62,754,463	$94,660,686	$73,530,831	$54,249,463	$78,412,578

Investments, at cost	$57,392,725	$94,660,686	$69,569,631	$49,862,255	$63,284,602

Shares held in corresponding Funds	4,128,583	94,660,686	5,060,622	3,844,753	4,199,924

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$103.31	$—	$131.59	$140.04	$93.32

Lifetime Variable Select Annuity	103.33	11.43	131.68	140.12	93.67

Intelligent Variable Annuity

Band 1	104.64	11.59	133.31	141.85	94.50

Band 2	106.71	11.82	135.95	144.66	96.37

Band 3	108.11	11.98	137.73	146.56	97.64

Band 4	110.25	12.21	140.46	149.46	99.57

Band 5	103.28	11.44	131.58	140.01	93.27

Band 6	105.32	11.67	134.18	142.78	95.12

Band 7	106.71	11.82	135.95	144.66	96.37

Band 8	108.82	12.05	138.64	147.52	98.28

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,103,038	$354,093	$1,622,078	$359,533	$1,040,687

Expenses

Administrative expenses	89,176	109,795	122,831	72,104	107,430

Mortality and expense risk charges	171,114	200,001	239,431	139,134	214,562

Guaranteed minimum death benefits	9,891	33,685	4,740	4,079	8,906

Total expenses	270,181	343,481	367,002	215,317	330,898

Net investment income (loss)	832,857	10,612	1,255,076	144,216	709,789

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(1,677,402)	—	1,728,551	(3,151,331)	3,091,344

Capital gain distributions	—	—	3,908,745	1,620,251	4,056,989

Net realized gain (loss)	(1,677,402)	—	5,637,296	(1,531,080)	7,148,333

Net change in unrealized appreciation (depreciation) on investments	1,950,049	—	(6,742,803)	7,321,116	5,037,312

Net realized and unrealized gain (loss) on investments	272,647	—	(1,105,507)	5,790,036	12,185,645

Net increase (decrease) in net assets from operations	$1,105,504	$10,612	$149,569	$5,934,252	$12,895,434

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-9

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2020

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio-Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio-Class I Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account

ASSETS

Investments, at value	$559,790,415	$4,419,760	$34,894,653	$6,049,080	$211,407

Total assets	$559,790,415	$4,419,760	$34,894,653	$6,049,080	$211,407

NET ASSETS

Accumulation fund	$509,316,879	$4,419,760	$34,894,653	$6,049,080	$211,407

Annuity fund	50,473,536	—	—	—	—

Net assets	$559,790,415	$4,419,760	$34,894,653	$6,049,080	$211,407

Investments, at cost	$352,425,872	$3,469,129	$31,131,600	$4,834,593	$194,641

Shares held in corresponding Funds	16,896,783	214,864	1,161,606	165,275	62,547

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$116.51	$—	$—	$—	$—

Lifetime Variable Select Annuity	116.46	—	—	—	—

Intelligent Variable Annuity

Band 1	118.01	37.44	52.17	69.60	16.04

Band 2	120.34	38.18	53.20	70.97	16.21

Band 3	121.93	—	53.90	71.91	16.33

Band 4	124.34	39.44	54.97	73.33	16.50

Band 5	116.48	36.95	51.49	68.69	15.92

Band 6	118.78	37.68	52.51	70.05	—

Band 7	120.34	38.18	53.20	70.97	—

Band 8	122.72	38.93	54.25	72.38	—

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended December 31, 2020

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio-Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio-Class I Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$8,120,901	$19,512	$245,856	$—	$6,425

Expenses

Administrative expenses	743,982	4,018	29,786	4,464	143

Mortality and expense risk charges	1,462,610	2,812	68,342	9,253	325

Guaranteed minimum death benefits	84,435	1,495	14,339	1,797	15

Total expenses	2,291,027	8,325	112,467	15,514	483

Net investment income (loss)	5,829,874	11,187	133,389	(15,514)	5,942

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	38,533,548	200,385	(9,634)	(14,708)	(29,868)

Capital gain distributions	2,137,122	23,357	2,892,002	396,087	—

Net realized gain (loss)	40,670,670	223,742	2,882,368	381,379	(29,868)

Net change in unrealized appreciation (depreciation) on investments	47,490,916	595,216	2,128,206	1,262,493	25,386

Net realized and unrealized gain (loss) on investments	88,161,586	818,958	5,010,574	1,643,872	(4,482)

Net increase (decrease) in net assets from operations	$93,991,460	$830,145	$5,143,963	$1,628,358	$1,460

B-10	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Series— Standard Class Sub-Account‡	Delaware VIP International Value Equity Series— Standard Class Sub-Account†	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account

ASSETS

Investments, at value	$68,493,809	$47,082,898	$—	$31,825,852	$30,275,497

Total assets	$68,493,809	$47,082,898	$—	$31,825,852	$30,275,497

NET ASSETS

Accumulation fund	$68,493,809	$47,082,898	$—	$31,825,852	$30,275,497

Net assets	$68,493,809	$47,082,898	$—	$31,825,852	$30,275,497

Investments, at cost	$63,198,983	$46,257,210	$—	$30,051,844	$24,996,657

Shares held in corresponding Funds	5,925,070	2,457,354	—	931,670	2,346,938

UNIT VALUE

Intelligent Variable Annuity

Band 1	$19.23	$17.66	$—	$75.35	$34.38

Band 2	19.61	18.01	—	76.84	34.56

Band 3	19.87	18.25	—	77.85	34.68

Band 4	20.26	18.61	—	79.39	34.86

Band 5	18.98	17.43	—	74.37	34.26

Band 6	19.35	17.78	—	75.84	34.44

Band 7	19.61	18.01	—	76.84	34.56

Band 8	20.00	18.37	—	78.36	—

	Delaware VIP Diversified Income Series— Standard Class Sub-Account	Delaware VIP International Series— Standard Class Sub-Account‡	Delaware VIP International Value Equity Series— Standard Class Sub-Account†	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$1,821,659	$—	$1,202,499	$339,642	$470,967

Expenses

Administrative expenses	66,602	2,562	39,379	25,424	26,852

Mortality and expense risk charges	133,915	5,459	88,434	55,233	48,196

Guaranteed minimum death benefits	27,188	1,113	17,066	10,458	7,836

Total expenses	227,705	9,134	144,879	91,115	82,884

Net investment income (loss)	1,593,954	(9,134)	1,057,620	248,527	388,083

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,618,402	11,076	829,465	(2,193,588)	535,202

Capital gain distributions	—	—	2,348,493	1,473,423	71,411

Net realized gain (loss)	1,618,402	11,076	3,177,958	(720,165)	606,613

Net change in unrealized appreciation (depreciation) on investments	3,318,244	825,688	(2,223,048)	793,061	2,495,778

Net realized and unrealized gain (loss) on investments	4,936,646	836,764	954,910	72,896	3,102,391

Net increase (decrease) in net assets from operations	$6,530,600	$827,630	$2,012,530	$321,423	$3,490,474

†	Delaware VIP International Value Equity Series-Standard Class merged operations with Delaware VIP International Series—Standard Class on December 11, 2020.
‡	For the period December 11, 2020 (commencement of operations) to December 31, 2020.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2020

	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account

ASSETS

Investments, at value	$62,593,972	$40,254,123	$50,232,151	$92,346,023	$80,902,309

Total assets	$62,593,972	$40,254,123	$50,232,151	$92,346,023	$80,902,309

NET ASSETS

Accumulation fund	$62,593,972	$40,254,123	$50,232,151	$92,346,023	$80,902,309

Net assets	$62,593,972	$40,254,123	$50,232,151	$92,346,023	$80,902,309

Investments, at cost	$62,541,668	$35,462,036	$45,322,659	$87,419,210	$81,283,930

Shares held in corresponding Funds	5,888,426	2,778,062	3,802,585	7,839,221	7,931,599

UNIT VALUE

Intelligent Variable Annuity

Band 1	$28.64	$38.27	$47.87	$35.41	$25.81

Band 2	29.01	38.68	48.49	35.88	26.15

Band 3	29.26	38.96	48.92	36.19	26.37

Band 4	29.65	39.38	49.56	36.66	26.72

Band 5	28.39	38.00	47.46	35.11	25.58

Band 6	28.76	38.41	48.08	35.57	25.92

Band 7	29.01	38.68	48.49	35.88	26.15

Band 8	29.39	39.10	49.13	36.35	26.49

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended December 31, 2020

	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$16,704	$415,847	$922,469	$2,001,119	$486,564

Expenses

Administrative expenses	59,868	36,359	42,150	77,022	76,353

Mortality and expense risk charges	111,969	72,823	91,572	160,003	160,174

Guaranteed minimum death benefits	18,087	17,575	16,043	28,307	29,259

Total expenses	189,924	126,757	149,765	265,332	265,786

Net investment income (loss)	(173,220)	289,090	772,704	1,735,787	220,778

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(289,515)	833,889	(1,781,168)	(4,918,225)	38,114

Capital gain distributions	—	449,740	812,522	—	—

Net realized gain (loss)	(289,515)	1,283,629	(968,646)	(4,918,225)	38,114

Net change in unrealized appreciation (depreciation) on investments	1,130,757	2,580,541	4,925,330	4,243,007	(86,160)

Net realized and unrealized gain (loss) on investments	841,242	3,864,170	3,956,684	(675,218)	(48,046)

Net increase (decrease) in net assets from operations	$668,022	$4,153,260	$4,729,388	$1,060,569	$172,732

B-12	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account

ASSETS

Investments, at value	$58,723,968	$35,672,280	$9,198,428	$2,004,985	$16,919,028

Total assets	$58,723,968	$35,672,280	$9,198,428	$2,004,985	$16,919,028

NET ASSETS

Accumulation fund	$58,723,968	$35,672,280	$9,198,428	$2,004,985	$16,919,028

Net assets	$58,723,968	$35,672,280	$9,198,428	$2,004,985	$16,919,028

Investments, at cost	$54,456,187	$30,752,254	$9,038,296	$2,148,315	$13,067,317

Shares held in corresponding Funds	2,214,328	1,937,658	587,759	118,428	626,863

UNIT VALUE

Intelligent Variable Annuity

Band 1	$59.76	$55.45	$32.80	$34.24	$88.76

Band 2	60.54	56.18	33.45	34.92	90.51

Band 3	61.06	56.66	33.89	35.38	91.71

Band 4	61.86	57.41	34.56	36.08	93.52

Band 5	59.24	54.97	32.37	33.80	87.61

Band 6	60.02	55.69	33.01	34.46	89.34

Band 7	60.54	56.18	33.45	—	90.51

Band 8	61.33	56.91	34.11	35.61	92.31

	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$1,184,195	$533,795	$506,442	$55,645	$—

Expenses

Administrative expenses	50,636	28,632	8,687	1,882	12,424

Mortality and expense risk charges	109,336	58,180	13,006	2,019	22,688

Guaranteed minimum death benefits	18,569	10,149	3,961	1,037	4,677

Total expenses	178,541	96,961	25,654	4,938	39,789

Net investment income (loss)	1,005,654	436,834	480,788	50,707	(39,789)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(1,882,247)	(4,351,358)	(460,167)	(157,215)	820,881

Capital gain distributions	—	—	6,833	69,733	1,386,351

Net realized gain (loss)	(1,882,247)	(4,351,358)	(453,334)	(87,482)	2,207,232

Net change in unrealized appreciation (depreciation) on investments	961,623	6,012,555	(141,695)	(100,301)	3,566,254

Net realized and unrealized gain (loss) on investments	(920,624)	1,661,197	(595,029)	(187,783)	5,773,486

Net increase (decrease) in net assets from operations	$85,030	$2,098,031	$(114,241)	$(137,076)	$5,733,697

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-13

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2020

	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account

ASSETS

Investments, at value	$17,101,376	$1,942,220	$8,484,345	$44,380,417	$27,235,345

Total assets	$17,101,376	$1,942,220	$8,484,345	$44,380,417	$27,235,345

NET ASSETS

Accumulation fund	$17,101,376	$1,942,220	$8,484,345	$44,380,417	$27,235,345

Net assets	$17,101,376	$1,942,220	$8,484,345	$44,380,417	$27,235,345

Investments, at cost	$13,178,853	$1,536,598	$7,919,732	$40,378,954	$26,678,213

Shares held in corresponding Funds	300,024	50,830	528,949	4,594,246	1,063,050

UNIT VALUE

Intelligent Variable Annuity

Band 1	$162.41	$72.33	$38.42	$31.10	$26.62

Band 2	165.62	73.76	39.18	31.38	26.89

Band 3	167.80	74.73	39.70	31.57	27.08

Band 4	171.12	76.21	40.48	31.86	—

Band 5	160.30	71.39	37.92	30.91	26.44

Band 6	163.47	72.80	38.67	31.19	26.71

Band 7	165.62	—	39.18	31.38	26.89

Band 8	168.90	75.22	39.96	31.67	27.17

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended December 31, 2020

	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$36,294	$21,752	$93,677	$948,299	$175,401

Expenses

Administrative expenses	13,680	1,579	7,653	36,470	26,705

Mortality and expense risk charges	21,131	1,059	12,375	82,887	65,002

Guaranteed minimum death benefits	3,953	302	2,723	16,568	9,860

Total expenses	38,764	2,940	22,751	135,925	101,567

Net investment income (loss)	(2,470)	18,812	70,926	812,374	73,834

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,011,627	52,419	(548,011)	(1,867,896)	224,940

Capital gain distributions	939,326	—	150,589	—	—

Net realized gain (loss)	1,950,953	52,419	(397,422)	(1,867,896)	224,940

Net change in unrealized appreciation (depreciation) on investments	2,746,181	200,735	172,953	3,565,679	429,603

Net realized and unrealized gain (loss) on investments	4,697,134	253,154	(224,469)	1,697,783	654,543

Net increase (decrease) in net assets from operations	$4,694,664	$271,966	$(153,543)	$2,510,157	$728,377

B-14	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Matson Money International Equity VI Portfolio Sub-Account	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account

ASSETS

Investments, at value	$18,731,593	$25,507,698	$5,620,552	$1,127,831	$9,206,990

Total assets	$18,731,593	$25,507,698	$5,620,552	$1,127,831	$9,206,990

NET ASSETS

Accumulation fund	$18,731,593	$25,507,698	$5,620,552	$1,127,831	$9,206,990

Net assets	$18,731,593	$25,507,698	$5,620,552	$1,127,831	$9,206,990

Investments, at cost	$16,488,462	$22,267,868	$4,912,244	$887,620	$7,957,497

Shares held in corresponding Funds	768,949	868,791	228,757	15,280	367,398

UNIT VALUE

Intelligent Variable Annuity

Band 1	$28.69	$38.57	$39.09	$109.98	$44.10

Band 2	28.99	38.97	39.86	112.16	44.98

Band 3	29.19	39.24	40.39	113.63	45.57

Band 4	29.49	—	41.19	115.88	46.47

Band 5	28.49	38.31	38.58	108.55	43.53

Band 6	28.79	38.71	39.35	110.70	44.39

Band 7	28.99	38.97	39.86	112.16	44.98

Band 8	—	—	40.65	114.38	45.87

	Matson Money International Equity VI Portfolio Sub-Account	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$262,438	$241,754	$56,370	$—	$35,572

Expenses

Administrative expenses	16,737	22,761	4,727	969	8,234

Mortality and expense risk charges	41,493	56,241	7,745	1,437	15,132

Guaranteed minimum death benefits	5,515	7,609	1,631	226	4,089

Total expenses	63,745	86,611	14,103	2,632	27,455

Net investment income (loss)	198,693	155,143	42,267	(2,632)	8,117

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(2,347,289)	(2,514,485)	129,841	136,477	417,093

Capital gain distributions	130,612	781,401	186,294	62,926	753,501

Net realized gain (loss)	(2,216,677)	(1,733,084)	316,135	199,403	1,170,594

Net change in unrealized appreciation (depreciation) on investments	2,602,131	3,198,952	308,396	77,376	465,443

Net realized and unrealized gain (loss) on investments	385,454	1,465,868	624,531	276,779	1,636,037

Net increase (decrease) in net assets from operations	$584,147	$1,621,011	$666,798	$274,147	$1,644,154

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-15

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2020

	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio- Institutional Class Sub-Account

ASSETS

Investments, at value	$3,304,082	$44,092,684	$2,365,453	$6,208,397	$1,579,140

Total assets	$3,304,082	$44,092,684	$2,365,453	$6,208,397	$1,579,140

NET ASSETS

Accumulation fund	$3,304,082	$44,092,684	$2,365,453	$6,208,397	$1,579,140

Net assets	$3,304,082	$44,092,684	$2,365,453	$6,208,397	$1,579,140

Investments, at cost	$3,061,288	$43,458,446	$1,950,103	$5,888,471	$1,520,548

Shares held in corresponding Funds	93,521	2,863,161	77,076	554,321	261,881

UNIT VALUE

Intelligent Variable Annuity

Band 1	$73.60	$30.74	$46.05	$21.24	$16.90

Band 2	75.06	31.35	46.96	21.66	17.08

Band 3	76.05	31.76	47.58	21.94	17.21

Band 4	77.55	32.39	48.52	22.38	17.39

Band 5	72.65	30.34	45.45	20.96	16.78

Band 6	74.08	30.94	46.35	21.38	16.96

Band 7	75.06	31.35	46.96	21.66	17.08

Band 8	76.54	31.97	47.89	22.09	17.27

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended December 31, 2020

	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account	PIMCO VIT Commodity Real Return Strategy Portfolio- Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$71,094	$449,061	$12,396	$232,196	$88,237

Expenses

Administrative expenses	3,036	35,174	2,063	4,359	1,438

Mortality and expense risk charges	5,129	81,235	3,372	7,828	2,960

Guaranteed minimum death benefits	1,531	16,323	638	1,150	461

Total expenses	9,696	132,732	6,073	13,337	4,859

Net investment income (loss)	61,398	316,329	6,323	218,859	83,378

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	73,984	(3,552,674)	(54,782)	(28,499)	(145,057)

Capital gain distributions	74,134	—	85,145	—	—

Net realized gain (loss)	148,118	(3,552,674)	30,363	(28,499)	(145,057)

Net change in unrealized appreciation (depreciation) on investments	(94,200)	3,668,497	337,724	134,614	134,009

Net realized and unrealized gain (loss) on investments	53,918	115,823	368,087	106,115	(11,048)

Net increase (decrease) in net assets from operations	$115,316	$432,152	$374,410	$324,974	$72,330

B-16	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account

ASSETS

Investments, at value	$40,718,798	$5,551,823	$108,155,993	$97,392,911	$8,281,959

Total assets	$40,718,798	$5,551,823	$108,155,993	$97,392,911	$8,281,959

NET ASSETS

Accumulation fund	$40,718,798	$5,551,823	$108,155,993	$97,392,911	$8,281,959

Net assets	$40,718,798	$5,551,823	$108,155,993	$97,392,911	$8,281,959

Investments, at cost	$38,390,911	$5,177,095	$97,575,133	$85,050,953	$7,414,765

Shares held in corresponding Funds	3,029,672	455,441	$7,769,827	3,412,506	130,035

UNIT VALUE

Intelligent Variable Annuity

Band 1	$34.62	$20.76	$20.53	$50.10	$69.92

Band 2	35.00	21.17	20.93	51.09	71.31

Band 3	35.25	21.44	21.21	51.76	72.25

Band 4	35.63	21.87	21.63	52.79	73.68

Band 5	34.38	20.49	20.26	49.45	69.02

Band 6	34.75	20.89	20.66	50.43	70.38

Band 7	35.00	21.17	20.93	51.09	71.31

Band 8	35.37	21.59	21.35	52.10	72.72

	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account— Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$1,791,751	$128,290	$1,646,332	$1,704,476	$51,869

Expenses

Administrative expenses	37,860	4,975	104,866	84,533	7,211

Mortality and expense risk charges	86,495	6,797	224,286	177,028	12,514

Guaranteed minimum death benefits	16,469	941	43,416	35,766	2,470

Total expenses	140,824	12,713	372,568	297,327	22,195

Net investment income (loss)	1,650,927	115,577	1,273,764	1,407,149	29,674

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(105,070)	(139,545)	2,024,267	1,781,453	103,415

Capital gain distributions	—	—	—	2,485,763	691,664

Net realized gain (loss)	(105,070)	(139,545)	2,024,267	4,267,216	795,079

Net change in unrealized appreciation (depreciation) on investments	846,289	512,191	8,021,035	175,339	456,631

Net realized and unrealized gain (loss) on investments	741,219	372,646	10,045,302	4,442,555	1,251,710

Net increase (decrease) in net assets from operations	$2,392,146	$488,223	11,319,066	$5,849,704	$1,281,384

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-17

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2020

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account

ASSETS

Investments, at value	$26,158,677	$1,992,579	$8,057,522	$661,884	$7,122,124

Total assets	$26,158,677	$1,992,579	$8,057,522	$661,884	$7,122,124

NET ASSETS

Accumulation fund	$26,158,677	$1,992,579	$8,057,522	$661,884	$7,122,124

Net assets	$26,158,677	$1,992,579	$8,057,522	$661,884	$7,122,124

Investments, at cost	$18,155,852	$1,676,333	$6,951,546	$552,993	$6,915,934

Shares held in corresponding Funds	554,562	76,024	221,604	55,574	961,150

UNIT VALUE

Intelligent Variable Annuity

Band 1	$53.45	$40.63	$49.99	$26.76	$19.95

Band 2	54.51	41.44	50.98	27.29	20.34

Band 3	55.22	41.98	51.65	27.65	20.61

Band 4	56.32	42.81	52.67	28.19	21.02

Band 5	52.75	40.10	49.34	26.41	19.69

Band 6	53.80	40.90	50.31	26.93	20.08

Band 7	54.51	41.44	50.98	27.29	20.34

Band 8	55.58	42.26	51.99	27.83	20.74

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended December 31, 2020

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account	Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account	Prudential Series Fund—Value Portfolio—Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account

INVESTMENT INCOME

Dividends	$—	$—	$—	$—	$64,854

Expenses

Administrative expenses	22,133	1,474	7,077	459	5,949

Mortality and expense risk charges	40,948	1,954	7,085	596	8,928

Guaranteed minimum death benefits	7,620	418	2,702	204	2,080

Total expenses	70,701	3,846	16,864	1,259	16,957

Net investment income (loss)	(70,701)	(3,846)	(16,864)	(1,259)	47,897

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,969,748	(152,286)	700,000	(19,418)	(1,007,918)

Capital gain distributions	—	—	—	7,775	118,020

Net realized gain (loss)	2,969,748	(152,286)	700,000	(11,643)	(889,898)

Net change in unrealized appreciation (depreciation) on investments	3,258,797	394,123	(393,955)	123,672	495,539

Net realized and unrealized gain (loss) on investments	6,228,545	241,837	306,045	112,029	(394,359)

Net increase (decrease) in net assets from operations	$6,157,844	$237,991	$289,181	$110,770	$(346,462)

B-18	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Balanced Portfolio Sub-Account[c]	Vanguard VIF Capital Growth Portfolio Sub-Account

ASSETS

Investments, at value	$7,676,584	$52,806,090	$20,469,412	$741,873	$14,529,034

Total assets	$7,676,584	$52,806,090	$20,469,412	$741,873	$14,529,034

NET ASSETS

Accumulation fund	$7,676,584	$52,806,090	$20,469,412	$741,873	$14,529,034

Net assets	$7,676,584	$52,806,090	$20,469,412	$741,873	$14,529,034

Investments, at cost	$6,603,098	$51,214,736	$16,374,832	$694,259	$11,856,534

Shares held in corresponding Funds	125,763	10,561,217	1,745,048	28,889	321,368

UNIT VALUE

Intelligent Variable Annuity

Band 1	$53.23	$27.80	$21.51	$30.07	$52.64

Band 2	53.71	28.17	21.93	30.10	53.12

Band 3	54.04	28.42	22.22	—	53.45

Band 4	54.53	28.79	22.66	30.15	53.93

Band 5	52.91	27.55	21.23	—	52.33

Band 6	53.39	27.92	21.65	30.08	52.80

Band 7	53.71	28.17	21.93	30.10	53.12

Band 8	54.20	28.62	22.37	—	53.61

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Balanced Portfolio Sub-Account[c]	Vanguard VIF Capital Growth Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$996,612	$712,551	$—	$198,632

Expenses

Administrative expenses	5,329	50,626	16,226	219	13,282

Mortality and expense risk charges	10,566	114,139	33,846	552	23,747

Guaranteed minimum death benefits	2,529	23,798	5,836	46	1,804

Total expenses	18,424	188,563	55,908	817	38,833

Net investment income (loss)	(18,424)	808,049	656,643	(817)	159,799

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	267,882	80,716	1,017,845	1,642	446,478

Capital gain distributions	381,214	—	419,702	—	422,905

Net realized gain (loss)	649,096	80,716	1,437,547	1,642	869,383

Net change in unrealized appreciation (depreciation) on investments	685,487	1,187,228	995,323	47,614	1,060,240

Net realized and unrealized gain (loss) on investments	1,334,583	1,267,944	2,432,870	49,256	1,929,623

Net increase (decrease) in net assets from operations	$1,316,159	$2,075,993	$3,089,513	$48,439	$2,089,422

[c]	For the period June 3, 2020 (commencement of operations) to December 31, 2020.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-19

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2020

	Vanguard VIF Conservative Allocation Portfolio Sub-Account[d]	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Global Bond Index Portfolio Sub-Account[e]	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF International Portfolio Sub-Account[f]

ASSETS

Investments, at value	$843,016	$134,496,678	$1,238,274	$50,273,375	$2,059,387

Total assets	$843,016	$134,496,678	$1,238,274	$50,273,375	$2,059,387

NET ASSETS

Accumulation fund	$843,016	$134,496,678	$1,238,274	$50,273,375	$2,059,387

Net assets	$843,016	$134,496,678	$1,238,274	$50,273,375	$2,059,387

Investments, at cost	$803,914	$100,467,358	$1,212,475	$47,788,647	$1,773,869

Shares held in corresponding Funds	29,684	2,501,798	55,280	6,191,302	47,266

UNIT VALUE

Intelligent Variable Annuity

Band 1	$28.94	$50.95	$25.54	$34.45	$43.20

Band 2	28.97	51.42	25.57	34.77	43.24

Band 3	28.99	51.73	25.59	34.98	43.27

Band 4	29.02	52.20	25.61	35.30	43.32

Band 5	28.92	50.64	—	34.25	43.17

Band 6	—	51.11	25.55	34.56	43.22

Band 7	—	51.42	25.57	34.77	43.24

Band 8	—	51.89	—	35.09	43.29

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended December 31, 2020

	Vanguard VIF Conservative Allocation Portfolio Sub-Account[d]	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Global Bond Index Portfolio Sub-Account[e]	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF International Portfolio Sub-Account[f]

INVESTMENT INCOME

Dividends	$—	$1,863,515	$—	$2,620,278	$—

Expenses

Administrative expenses	246	113,006	613	46,903	470

Mortality and expense risk charges	459	166,613	988	105,104	779

Guaranteed minimum death benefits	38	22,533	3	19,627	90

Total expenses	743	302,152	1,604	171,634	1,339

Net investment income (loss)	(743)	1,561,363	(1,604)	2,448,644	(1,339)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	8,226	2,993,198	77	(1,001,980)	44,552

Capital gain distributions	—	2,186,117	—	—	—

Net realized gain (loss)	8,226	5,179,315	77	(1,001,980)	44,552

Net change in unrealized appreciation (depreciation) on investments	39,102	13,828,465	25,799	553,462	285,518

Net realized and unrealized gain (loss) on investments	47,328	19,007,780	25,876	(448,518)	330,070

Net increase (decrease) in net assets from operations	$46,585	$20,569,143	$24,272	$2,000,126	$328,731

d	For the period May 13, 2020 (commencement of operations) to December 31, 2020.
e	For the period May 12, 2020 (commencement of operations) to December 31, 2020.
f	For the period May 27, 2020 (commencement of operations) to December 31, 2020.

B-20	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Moderate Allocation Portfolio Sub-Account[g]	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

ASSETS

Investments, at value	$82,556,136	$1,470,108	$28,403,572	$24,568,049	$242,374,539

Total assets	$82,556,136	$1,470,108	$28,403,572	$24,568,049	$242,374,539

LIABILITIES

Amounts due to TIAA	$—	$1,441	$—	$—	$—

Total liabilities	$—	$1,441	$—	$—	$—

NET ASSETS

Accumulation fund	$82,556,136	$1,468,667	$28,403,572	$24,568,049	$242,374,539

Net assets	$82,556,136	$1,468,667	$28,403,572	$24,568,049	$242,374,539

Investments, at cost	$67,728,540	$1,335,244	$27,167,145	$19,480,521	$229,284,252

Shares held in corresponding Funds	3,203,575	45,304	2,285,082	1,003,187	18,920,729

UNIT VALUE

Intelligent Variable Annuity

Band 1	$45.89	$30.73	$33.19	$51.17	$30.08

Band 2	46.31	30.76	33.49	51.64	30.36

Band 3	46.59	30.78	33.70	51.95	30.54

Band 4	47.01	30.81	34.00	52.42	30.82

Band 5	45.61	30.71	32.99	50.86	29.90

Band 6	46.03	30.74	33.29	51.32	30.17

Band 7	46.31	30.76	33.49	51.64	30.36

Band 8	46.73	—	33.80	52.11	30.63

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Moderate Allocation Portfolio Sub-Account[g]	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$1,010,137	$—	$643,097	$125,121	$5,073,610

Expenses

Administrative expenses	69,012	514	25,850	19,131	215,217

Mortality and expense risk charges	146,766	752	53,999	38,090	452,525

Guaranteed minimum death benefits	27,637	299	9,053	6,876	85,621

Total expenses	243,415	1,565	88,902	64,097	753,363

Net investment income (loss)	766,722	(1,565)	554,195	61,024	4,320,247

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(1,148,528)	21,237	(875,545)	(1,756,254)	4,584,991

Capital gain distributions	3,782,139	—	404,407	1,808,141	—

Net realized gain (loss)	2,633,611	21,237	(471,138)	51,887	4,584,991

Net change in unrealized appreciation (depreciation) on investments	9,822,709	134,864	(1,288,140)	4,375,628	5,377,013

Net realized and unrealized gain (loss) on investments	12,456,320	156,101	(1,759,278)	4,427,515	9,962,004

Net increase (decrease) in net assets from operations	$13,223,042	$154,536	$(1,205,083)	$4,488,539	$14,282,251

g	For the period May 14, 2020 (commencement of operations) to December 31, 2020.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-21

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2020

	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account[h]	Vanguard VIF Total Stock Market Index Portfolio Sub-Account[i]	VY Clarion Global Real Estate Portfolio—Class I Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account

ASSETS

Investments, at value	$3,295,339	$4,317,134	$8,023,939	$14,877,857	$2,529,402

Total assets	$3,295,339	$4,317,134	$8,023,939	$14,877,857	$2,529,402

NET ASSETS

Accumulation fund	$3,295,339	$4,317,134	$8,023,939	$14,877,857	$2,529,402

Net assets	$3,295,339	$4,317,134	$8,023,939	$14,877,857	$2,529,402

Investments, at cost	$2,855,765	$3,843,416	$8,301,190	$12,978,711	$2,133,086

Shares held in corresponding Funds	143,400	88,903	760,563	530,783	123,869

UNIT VALUE

Intelligent Variable Annuity

Band 1	$34.64	$34.61	$44.56	$81.82	$78.76

Band 2	34.67	34.64	45.28	83.44	80.32

Band 3	34.70	34.67	45.77	84.53	81.38

Band 4	34.73	34.70	46.51	86.21	82.99

Band 5	—	34.59	44.09	80.75	77.74

Band 6	34.65	34.62	44.80	82.35	79.28

Band 7	34.67	34.64	45.28	83.44	80.32

Band 8	34.71	—	46.01	85.09	81.91

Statements of operations

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended December 31, 2020

	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account[h]	Vanguard VIF Total Stock Market Index Portfolio Sub-Account[i]	VY Clarion Global Real Estate Portfolio—Class I Sub-Account	Wanger International Sub-Account	Wanger Select Sub-Account

INVESTMENT INCOME

Dividends	$—	$—	$424,823	$252,458	$17,524

Expenses

Administrative expenses	1,309	1,491	7,194	12,410	2,217

Mortality and expense risk charges	2,328	2,984	15,606	25,815	4,262

Guaranteed minimum death benefits	268	327	2,659	4,719	944

Total expenses	3,905	4,802	25,459	42,944	7,423

Net investment income (loss)	(3,905)	(4,802)	399,364	209,514	10,101

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	145,054	177,620	(447,381)	(698,091)	(195,721)

Capital gain distributions	—	—	592,183	450,577	260,077

Net realized gain (loss)	145,054	177,620	144,802	(247,514)	64,356

Net change in unrealized appreciation (depreciation) on investments	439,574	473,718	(995,093)	1,926,325	408,955

Net realized and unrealized gain (loss) on investments	584,628	651,338	(850,291)	1,678,811	473,311

Net increase (decrease) in net assets from operations	$580,723	$646,536	$(450,927)	$1,888,325	$483,412

h	For the period May 15, 2020 (commencement of operations) to December 31, 2020.
i	For the period May 12, 2020 (commencement of operations) to December 31, 2020.

B-22	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

concluded

	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

ASSETS

Investments, at value	$3,510,123	$14,827,693

Total assets	$3,510,123	$14,827,693

NET ASSETS

Accumulation fund	$3,510,123	$14,827,693

Net assets	$3,510,123	$14,827,693

Investments, at cost	$3,031,176	$14,178,276

Shares held in corresponding Funds	142,514	1,995,652

UNIT VALUE

Intelligent Variable Annuity

Band 1	$126.52	$20.03

Band 2	129.03	20.43

Band 3	130.72	20.70

Band 4	133.31	21.11

Band 5	124.88	19.77

Band 6	127.35	20.16

Band 7	129.03	20.43

Band 8	131.58	20.83

	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

INVESTMENT INCOME

Dividends	$—	$565,128

Expenses

Administrative expenses	2,415	13,919

Mortality and expense risk charges	3,431	27,740

Guaranteed minimum death benefits	777	5,594

Total expenses	6,623	47,253

Net investment income (loss)	(6,623)	517,875

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(57,479)	(173,575)

Capital gain distributions	254,517	—

Net realized gain (loss)	197,038	(173,575)

Net change in unrealized appreciation (depreciation) on investments	371,919	561,714

Net realized and unrealized gain (loss) on investments	568,957	388,139

Net increase (decrease) in net assets from operations	$562,334	$906,014

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-23

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Core Bond Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$1,053,433	$1,062,847	$4,186,675	$4,067,156

Net realized gain (loss)	4,694,318	2,357,877	3,144,690	819,923

Net change in unrealized appreciation (depreciation) on investments	2,552,267	6,567,674	4,346,047	8,904,925

Net increase (decrease) in net assets from operations	8,300,018	9,988,398	11,677,412	13,792,004

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	834,187	2,088,733	5,822,274	3,714,632

Net contractowner transfers	877,966	888,676	189,130	(2,465,914)

Withdrawals and death benefits (b)	(5,915,241)	(1,452,754)	(5,414,437)	(8,132,419)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,203,088)	1,524,655	596,967	(6,883,701)

Net increase (decrease) in net assets	4,096,930	11,513,053	12,274,379	6,908,303

NET ASSETS

Beginning of period	65,422,271	53,909,218	162,200,145	155,291,842

End of period	$69,519,201	$65,422,271	$174,474,524	$162,200,145

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,847,578	1,803,598	3,623,226	3,791,209

Units purchased	23,084	62,423	126,444	86,140

Units sold/transferred	(145,842)	(18,443)	(133,244)	(254,123)

End of period	1,724,820	1,847,578	3,616,426	3,623,226

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(199,487)	$(110,527)	$1,033,406	$643,366

Net realized gain (loss)	18,313,822	16,992,888	11,764,905	14,258,324

Net change in unrealized appreciation (depreciation) on investments	23,798,094	7,494,338	12,827,570	18,370,898

Net increase (decrease) in net assets from operations	41,912,429	24,376,699	25,625,881	33,272,588

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,576,553	4,600,847	2,475,574	7,282,421

Net contractowner transfers	7,773,343	(4,854,218)	(1,918,011)	(1,576,071)

Annuity payments	(1,506,205)	(1,160,182)	(2,503,908)	(2,636,126)

Withdrawals and death benefits (b)	(7,030,231)	(9,549,923)	(9,524,044)	(9,092,761)

Net increase (decrease) in net assets resulting from contractowner transactions	813,460	(10,963,476)	(11,470,389)	(6,022,537)

Net increase (decrease) in net assets	42,725,889	13,413,223	14,155,492	27,250,051

NET ASSETS

Beginning of period	96,280,361	82,867,138	142,666,157	115,416,106

End of period	$139,006,250	$96,280,361	$156,821,649	$142,666,157

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,605,455	1,829,633	1,531,052	1,617,415

Units purchased	24,469	53,883	30,080	62,880

Units sold/transferred	(36,065)	(278,061)	(168,934)	(149,243)

End of period	1,593,859	1,605,455	1,392,198	1,531,052

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-25

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$946,469	$1,242,021	$832,857	$766,359

Net realized gain (loss)	(160,255)	5,856,913	(1,677,402)	3,867,996

Net change in unrealized appreciation (depreciation) on investments	12,036,700	8,482,341	1,950,049	10,039,899

Net increase (decrease) in net assets from operations	12,822,914	15,581,275	1,105,504	14,674,254

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	4,117,018	5,701,972	554,806	1,760,106

Net contractowner transfers	(193,914)	1,017,137	257,700	(442,795)

Annuity payments	(654,757)	(596,189)	(758,695)	(745,863)

Withdrawals and death benefits (b)	(4,274,091)	(5,374,361)	(3,075,242)	(4,993,859)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,005,744)	748,559	(3,021,431)	(4,422,411)

Net increase (decrease) in net assets	11,817,170	16,329,834	(1,915,927)	10,251,843

NET ASSETS

Beginning of period	85,476,770	69,146,936	64,670,390	54,418,547

End of period	$97,293,940	$85,476,770	$62,754,463	$64,670,390

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,399,024	2,391,887	601,251	650,927

Units purchased	126,952	159,904	6,037	12,243

Units sold/transferred	(170,821)	(152,767)	(59,860)	(61,919)

End of period	2,355,155	2,399,024	547,428	601,251

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$10,612	$1,358,947	$1,255,076	$1,046,033

Net realized gain (loss)	—	—	5,637,296	3,908,432

Net change in unrealized appreciation (depreciation) on investments	—	—	(6,742,803)	13,887,872

Net increase (decrease) in net assets from operations	10,612	1,358,947	149,569	18,842,337

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	37,011,076	67,667,078	1,326,934	3,509,526

Net contractowner transfers	(4,529,935)	(43,029,665)	(1,227,400)	605,757

Annuity payments	—	—	(735,139)	(681,701)

Withdrawals and death benefits (b)	(23,098,342)	(21,947,494)	(4,885,239)	(6,108,555)

Net increase (decrease) in net assets resulting from contractowner transactions	9,382,799	2,689,919	(5,520,844)	(2,674,973)

Net increase (decrease) in net assets	9,393,411	4,048,866	(5,371,275)	16,167,364

NET ASSETS

Beginning of period	85,267,275	81,218,409	78,902,106	62,734,742

End of period	$94,660,686	$85,267,275	$73,530,831	$78,902,106

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	7,230,642	7,020,667	555,684	587,417

Units purchased	3,185,996	5,889,078	10,897	16,538

Units sold/transferred	(2,409,728)	(5,679,103)	(56,736)	(48,271)

End of period	8,006,910	7,230,642	509,844	555,684

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-27

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$144,216	$16,964	$709,789	$645,840

Net realized gain (loss)	(1,531,080)	6,574,275	7,148,333	10,009,133

Net change in unrealized appreciation (depreciation) on investments	7,321,116	2,935,224	5,037,312	5,560,374

Net increase (decrease) in net assets from operations	5,934,252	9,526,463	12,895,434	16,215,347

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,011,178	2,050,201	532,534	1,620,990

Net contractowner transfers	1,892,839	(1,404,195)	1,299,558	(405,911)

Annuity payments	(684,974)	(626,301)	(706,139)	(571,500)

Withdrawals and death benefits (b)	(2,201,362)	(3,730,566)	(3,768,108)	(2,302,888)

Net increase (decrease) in net assets resulting from contractowner transactions	17,681	(3,710,861)	(2,642,155)	(1,659,309)

Net increase (decrease) in net assets	5,951,933	5,815,602	10,253,279	14,556,038

NET ASSETS

Beginning of period	48,297,530	42,481,928	68,159,299	53,603,261

End of period	$54,249,463	$48,297,530	$78,412,578	$68,159,299

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	355,428	388,157	814,960	834,895

Units purchased	9,376	12,306	6,394	19,750

Units sold/transferred	(14,857)	(45,035)	(61,428)	(39,685)

End of period	349,947	355,428	759,926	814,960

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account		Calamos Growth and Income Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$5,829,874	$5,222,907	$11,187	$53,463

Net realized gain (loss)	40,670,670	31,625,789	223,742	225,965

Net change in unrealized appreciation (depreciation) on investments	47,490,916	76,543,866	595,216	611,483

Net increase (decrease) in net assets from operations	93,991,460	113,392,562	830,145	890,911

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	18,994,470	39,884,815	17,404	58,348

Net contractowner transfers	(9,234,739)	8,603,902	(331,784)	(422,346)

Annuity payments	(5,285,685)	(4,764,513)	—	—

Withdrawals and death benefits (b)	(30,536,489)	(37,187,555)	(92,006)	(87,283)

Net increase (decrease) in net assets resulting from contractowner transactions	(26,062,443)	6,536,649	(406,386)	(451,281)

Net increase (decrease) in net assets	67,929,017	119,929,211	423,759	439,630

NET ASSETS

Beginning of period	491,861,398	371,932,187	3,996,001	3,556,371

End of period	$559,790,415	$491,861,398	$4,419,760	$3,996,001

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	4,582,865	4,565,419	126,682	141,976

Units purchased	197,205	354,490	506	1,986

Units sold/transferred	(486,448)	(337,044)	(14,308)	(17,280)

End of period	4,293,622	4,582,865	112,880	126,682

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-29

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account		ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$133,389	$177,639	$(15,514)	$(15,930)

Net realized gain (loss)	2,882,368	639,179	381,379	38,818

Net change in unrealized appreciation (depreciation) on investments	2,128,206	5,662,751	1,262,493	1,068,755

Net increase (decrease) in net assets from operations	5,143,963	6,479,569	1,628,358	1,091,643

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	537,625	976,220	162,866	108,230

Net contractowner transfers	(1,903,227)	(427,794)	526,720	(1,618,575)

Withdrawals and death benefits (b)	(997,986)	(1,028,213)	(601,879)	(390,732)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,363,588)	(479,787)	87,707	(1,901,077)

Net increase (decrease) in net assets	2,780,375	5,999,782	1,716,065	(809,434)

NET ASSETS

Beginning of period	32,114,278	26,114,496	4,333,015	5,142,449

End of period	$34,894,653	$32,114,278	$6,049,080	$4,333,015

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	712,351	722,822	87,099	130,761

Units purchased	12,089	24,559	3,263	2,298

Units sold/transferred	(67,049)	(35,030)	(5,312)	(45,960)

End of period	657,391	712,351	85,050	87,099

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account		Delaware VIP Diversified Income Series—Standard Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$5,942	$811	$1,593,954	$1,315,485

Net realized gain (loss)	(29,868)	(2,613)	1,618,402	(84,585)

Net change in unrealized appreciation (depreciation) on investments	25,386	10,292	3,318,244	3,846,186

Net increase (decrease) in net assets from operations	1,460	8,490	6,530,600	5,077,086

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,021	2,912	4,140,094	10,015,906

Net contractowner transfers	43,585	29,701	(1,412,851)	3,838,402

Withdrawals and death benefits (b)	—	—	(4,356,371)	(2,941,490)

Net increase (decrease) in net assets resulting from contractowner transactions	44,606	32,613	(1,629,128)	10,912,818

Net increase (decrease) in net assets	46,066	41,103	4,901,472	15,989,904

NET ASSETS

Beginning of period	165,341	124,238	63,592,337	47,602,433

End of period	$211,407	$165,341	$68,493,809	$63,592,337

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	10,022	8,030	3,585,820	2,960,276

Units purchased	71	180	229,416	591,587

Units sold/transferred	2,932	1,812	(332,005)	33,957

End of period	13,025	10,022	3,483,231	3,585,820

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-31

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Delaware VIP International Series—Standard Class Sub-Account	Delaware VIP International Value Equity Series—Standard Class Sub-Account
	December 31, 2020‡	December 31, 2020†	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(9,134)	$1,057,620	$785,341

Net realized gain (loss)	11,076	3,177,958	1,156,336

Net change in unrealized appreciation (depreciation) on investments	825,688	(2,223,048)	5,372,142

Net increase (decrease) in net assets from operations	827,630	2,012,530	7,313,819

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	38,865	656,956	1,128,318

Net contractowner transfers	46,273,581	(46,388,623)	(410,669)

Withdrawals and death benefits (b)	(57,178)	(1,044,159)	(1,982,882)

Net increase (decrease) in net assets resulting from contractowner transactions	46,255,268	(46,775,826)	(1,265,233)

Net increase (decrease) in net assets	47,082,898	(44,763,296)	6,048,586

NET ASSETS

Beginning of period	—	44,763,296	38,714,710

End of period	$47,082,898	$—	$44,763,296

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	—	2,656,046	2,734,993

Units purchased	2,184	41,802	71,284

Units sold/transferred	2,614,192	(2,697,848)	(150,231)

End of period	2,616,376	—	2,656,046

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
†	Delaware VIP International Value Equity Series-Standard Class merged operations with Delaware VIP International Series—Standard Class on December 11, 2020.
‡	For the period December 11, 2020 (commencement of operations) to December 31, 2020.

B-32	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account		DFA VA Equity Allocation Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$248,527	$185,985	$388,083	$413,407

Net realized gain (loss)	(720,165)	2,148,481	606,613	440,425

Net change in unrealized appreciation (depreciation) on investments	793,061	4,284,536	2,495,778	4,767,567

Net increase (decrease) in net assets from operations	321,423	6,619,002	3,490,474	5,621,399

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	724,993	1,451,677	1,827,970	1,285,128

Net contractowner transfers	1,561,018	(319,614)	(2,624,785)	1,570,860

Withdrawals and death benefits (b)	(700,931)	(1,347,268)	(1,542,336)	(601,981)

Net increase (decrease) in net assets resulting from contractowner transactions	1,585,080	(215,205)	(2,339,151)	2,254,007

Net increase (decrease) in net assets	1,906,503	6,403,797	1,151,323	7,875,406

NET ASSETS

Beginning of period	29,919,349	23,515,552	29,124,174	21,248,768

End of period	$31,825,852	$29,919,349	$30,275,497	$29,124,174

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	381,025	382,947	941,028	861,765

Units purchased	11,808	20,987	63,178	45,478

Units sold/transferred	21,327	(22,909)	(129,571)	33,785

End of period	414,160	381,025	874,635	941,028

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-33

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	DFA VA Global Bond Portfolio Sub-Account		DFA VA Global Moderate Allocation Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(173,220)	$1,285,094	$289,090	$688,738

Net realized gain (loss)	(289,515)	(215,053)	1,283,629	1,487,213

Net change in unrealized appreciation (depreciation) on investments	1,130,757	885,173	2,580,541	3,352,939

Net increase (decrease) in net assets from operations	668,022	1,955,214	4,153,260	5,528,890

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	3,014,978	5,443,633	1,780,046	6,292,198

Net contractowner transfers	2,270,456	4,578,782	(1,599,204)	(1,036,243)

Withdrawals and death benefits (b)	(1,797,504)	(1,759,183)	(681,952)	(4,556,120)

Net increase (decrease) in net assets resulting from contractowner transactions	3,487,930	8,263,232	(501,110)	699,835

Net increase (decrease) in net assets	4,155,952	10,218,446	3,652,150	6,228,725

NET ASSETS

Beginning of period	58,438,020	48,219,574	36,601,973	30,373,248

End of period	$62,593,972	$58,438,020	$40,254,123	$36,601,973

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,031,469	1,741,955	1,049,133	1,024,797

Units purchased	105,481	194,579	52,205	196,552

Units sold/transferred	14,001	94,935	(61,494)	(172,216)

End of period	2,150,951	2,031,469	1,039,844	1,049,133

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA International Small Portfolio Sub-Account		DFA VA International Value Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$772,704	$1,029,058	$1,735,787	$2,503,233

Net realized gain (loss)	(968,646)	810,774	(4,918,225)	572,523

Net change in unrealized appreciation (depreciation) on investments	4,925,330	6,982,744	4,243,007	6,339,618

Net increase (decrease) in net assets from operations	4,729,388	8,822,576	1,060,569	9,415,374

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,584,542	1,783,331	8,251,857	13,882,086

Net contractowner transfers	(1,246,089)	1,285,045	3,865,574	10,143,323

Withdrawals and death benefits (b)	(1,433,342)	(1,650,470)	(2,616,369)	(2,007,629)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,094,889)	1,417,906	9,501,062	22,017,780

Net increase (decrease) in net assets	3,634,499	10,240,482	10,561,631	31,433,154

NET ASSETS

Beginning of period	46,597,652	36,357,170	81,784,392	50,351,238

End of period	$50,232,151	$46,597,652	$92,346,023	$81,784,392

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,048,019	1,010,270	2,230,189	1,586,547

Units purchased	41,543	44,750	273,536	408,582

Units sold/transferred	(53,969)	(7,001)	67,831	235,060

End of period	1,035,593	1,048,019	2,571,556	2,230,189

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-35

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	DFA VA Short-Term Fixed Portfolio Sub-Account		DFA VA US Large Value Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$220,778	$1,369,034	$1,005,654	$965,792

Net realized gain (loss)	38,114	122,266	(1,882,247)	1,657,357

Net change in unrealized appreciation (depreciation) on investments	(86,160)	(4,502)	961,623	9,239,714

Net increase (decrease) in net assets from operations	172,732	1,486,798	85,030	11,862,863

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	6,200,032	4,047,336	2,437,699	2,969,166

Net contractowner transfers	5,673,794	1,278,593	1,189,954	(1,535,978)

Withdrawals and death benefits (b)	(3,035,464)	(3,829,204)	(2,249,341)	(2,293,474)

Net increase (decrease) in net assets resulting from contractowner transactions	8,838,362	1,496,725	1,378,312	(860,286)

Net increase (decrease) in net assets	9,011,094	2,983,523	1,463,342	11,002,577

NET ASSETS

Beginning of period	71,891,215	68,907,692	57,260,626	46,258,049

End of period	$80,902,309	$71,891,215	$58,723,968	$57,260,626

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,756,325	2,700,866	929,499	941,942

Units purchased	239,530	157,690	47,049	54,757

Units sold/transferred	96,087	(102,231)	(6,785)	(67,200)

End of period	3,091,942	2,756,325	969,763	929,499

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account		Franklin Income VIP Fund-Class 1 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$436,834	$351,008	$480,788	$496,100

Net realized gain (loss)	(4,351,358)	429,236	(453,334)	297,014

Net change in unrealized appreciation (depreciation) on investments	6,012,555	4,729,750	(141,695)	637,085

Net increase (decrease) in net assets from operations	2,098,031	5,509,994	(114,241)	1,430,199

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,229,694	2,275,372	177,791	410,081

Net contractowner transfers	978,726	1,982,776	(844,715)	(280,538)

Withdrawals and death benefits (b)	(1,941,059)	(857,928)	(79,884)	(383,670)

Net increase (decrease) in net assets resulting from contractowner transactions	1,267,361	3,400,220	(746,808)	(254,127)

Net increase (decrease) in net assets	3,365,392	8,910,214	(861,049)	1,176,072

NET ASSETS

Beginning of period	32,306,888	23,396,674	10,059,477	8,883,405

End of period	$35,672,280	$32,306,888	$9,198,428	$10,059,477

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	595,172	526,735	301,598	310,019

Units purchased	52,172	45,901	5,873	13,676

Units sold/transferred	(13,256)	22,536	(35,294)	(22,097)

End of period	634,088	595,172	272,177	301,598

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-37

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account		Franklin Small-Mid Cap Growth VIP Fund— Class 1 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$50,707	$36,435	$(39,789)	$(30,232)

Net realized gain (loss)	(87,482)	142,014	2,207,232	1,135,312

Net change in unrealized appreciation (depreciation) on investments	(100,301)	232,530	3,566,254	933,876

Net increase (decrease) in net assets from operations	(137,076)	410,979	5,733,697	2,038,956

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	11,605	13,058	962,817	1,170,316

Net contractowner transfers	(11,672)	(34,391)	894,712	1,047,226

Withdrawals and death benefits (b)	(34,943)	(55,749)	(596,152)	(477,752)

Net increase (decrease) in net assets resulting from contractowner transactions	(35,010)	(77,082)	1,261,377	1,739,790

Net increase (decrease) in net assets	(172,086)	333,897	6,995,074	3,778,746

NET ASSETS

Beginning of period	2,177,071	1,843,174	9,923,954	6,145,208

End of period	$2,004,985	$2,177,071	$16,919,028	$9,923,954

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	58,555	61,177	169,533	138,344

Units purchased	380	392	14,888	21,698

Units sold/transferred	(2,294)	(3,014)	1,360	9,491

End of period	56,641	58,555	185,781	169,533

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Janus Henderson Forty Portfolio— Institutional Shares Sub-Account		Janus Henderson Overseas Portfolio— Institutional Shares Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(2,470)	$(16,251)	$18,812	$24,541

Net realized gain (loss)	1,950,953	1,143,459	52,419	40,039

Net change in unrealized appreciation (depreciation) on investments	2,746,181	1,959,469	200,735	296,197

Net increase (decrease) in net assets from operations	4,694,664	3,086,677	271,966	360,777

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	213,542	1,584,167	25,402	38,948

Net contractowner transfers	(153,068)	777,175	(19,492)	(14,258)

Withdrawals and death benefits (b)	(360,514)	(845,712)	(24,633)	(58,544)

Net increase (decrease) in net assets resulting from contractowner transactions	(300,040)	1,515,630	(18,723)	(33,854)

Net increase (decrease) in net assets	4,394,624	4,602,307	253,243	326,923

NET ASSETS

Beginning of period	12,706,752	8,104,445	1,688,977	1,362,054

End of period	$17,101,376	$12,706,752	$1,942,220	$1,688,977

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	105,856	92,579	26,172	26,895

Units purchased	1,783	16,903	442	682

Units sold/transferred	(5,438)	(3,626)	(972)	(1,405)

End of period	102,201	105,856	25,642	26,172

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-39

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Janus Henderson Mid Cap Value Portfolio— Institutional Shares Sub-Account		John Hancock Emerging Markets Value Trust Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$70,926	$70,346	$812,374	$999,277

Net realized gain (loss)	(397,422)	500,636	(1,867,896)	523,799

Net change in unrealized appreciation (depreciation) on investments	172,953	1,581,105	3,565,679	1,894,390

Net increase (decrease) in net assets from operations	(153,543)	2,152,087	2,510,157	3,417,466

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	40,447	162,905	3,111,764	5,395,156

Net contractowner transfers	(457,009)	420,131	1,238,568	3,686,835

Withdrawals and death benefits (b)	(209,879)	(733,899)	(1,283,739)	(1,059,080)

Net increase (decrease) in net assets resulting from contractowner transactions	(626,441)	(150,863)	3,066,593	8,022,911

Net increase (decrease) in net assets	(779,984)	2,001,224	5,576,750	11,440,377

NET ASSETS

Beginning of period	9,264,329	7,263,105	38,803,667	27,363,290

End of period	$8,484,345	$9,264,329	$44,380,417	$38,803,667

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	232,793	237,717	1,279,346	997,268

Units purchased	1,191	4,670	119,991	190,274

Units sold/transferred	(19,807)	(9,594)	15,979	91,804

End of period	214,177	232,793	1,415,316	1,279,346

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Matson Money Fixed Income VI Portfolio Sub-Account		Matson Money International Equity VI Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$73,834	$364,415	$198,693	$329,313

Net realized gain (loss)	224,940	(20,647)	(2,216,677)	505,827

Net change in unrealized appreciation (depreciation) on investments	429,603	776,993	2,602,131	1,896,140

Net increase (decrease) in net assets from operations	728,377	1,120,761	584,147	2,731,280

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,360,156	4,432,586	857,120	2,739,913

Net contractowner transfers	(1,223,125)	(1,903,259)	(815,659)	(438,294)

Withdrawals and death benefits (b)	(2,215,357)	(2,590,568)	(910,596)	(1,253,674)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,078,326)	(61,241)	(869,135)	1,047,945

Net increase (decrease) in net assets	(1,349,949)	1,059,520	(284,988)	3,779,225

NET ASSETS

Beginning of period	28,585,294	27,525,774	19,016,581	15,237,356

End of period	$27,235,345	$28,585,294	$18,731,593	$19,016,581

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,095,113	1,098,760	671,470	629,471

Units purchased	51,907	173,344	36,755	105,032

Units sold/transferred	(132,802)	(176,991)	(61,159)	(63,033)

End of period	1,014,218	1,095,113	647,066	671,470

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-41

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Matson Money U.S. Equity VI Portfolio Sub-Account		MFS Global Equity Series—Initial Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$155,143	$115,721	$42,267	$39,110

Net realized gain (loss)	(1,733,084)	1,412,825	316,135	483,121

Net change in unrealized appreciation (depreciation) on investments	3,198,952	3,120,711	308,396	733,600

Net increase (decrease) in net assets from operations	1,621,011	4,649,257	666,798	1,255,831

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,100,521	3,678,432	300,075	146,992

Net contractowner transfers	(1,589,835)	(852,340)	(634,356)	519,472

Withdrawals and death benefits (b)	(1,304,640)	(1,804,248)	(217,579)	(202,893)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,793,954)	1,021,844	(551,860)	463,571

Net increase (decrease) in net assets	(172,943)	5,671,101	114,938	1,719,402

NET ASSETS

Beginning of period	25,680,641	20,009,540	5,505,614	3,786,212

End of period	$25,507,698	$25,680,641	$5,620,552	$5,505,614

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	694,424	661,805	155,109	139,281

Units purchased	36,339	108,486	9,942	4,487

Units sold/transferred	(75,351)	(75,867)	(25,375)	11,341

End of period	655,412	694,424	139,676	155,109

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	MFS Growth Series—Initial Class Sub-Account		MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(2,632)	$(2,582)	$8,117	$21,163

Net realized gain (loss)	199,403	138,659	1,170,594	1,027,211

Net change in unrealized appreciation (depreciation) on investments	77,376	130,594	465,443	902,641

Net increase (decrease) in net assets from operations	274,147	266,671	1,644,154	1,951,015

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	683	1,222	247,326	233,515

Net contractowner transfers	(23,109)	(266,305)	(1,041,585)	2,340,181

Withdrawals and death benefits (b)	(12,935)	(4,534)	(85,187)	(96,072)

Net increase (decrease) in net assets resulting from contractowner transactions	(35,361)	(269,617)	(879,446)	2,477,624

Net increase (decrease) in net assets	238,786	(2,946)	764,708	4,428,639

NET ASSETS

Beginning of period	889,045	891,991	8,442,282	4,013,643

End of period	$1,127,831	$889,045	$9,206,990	$8,442,282

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	10,342	14,282	228,832	152,199

Units purchased	7	16	6,838	7,151

Units sold/transferred	(435)	(3,956)	(31,526)	69,482

End of period	9,914	10,342	204,144	228,832

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-43

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	MFS Utilities Series—Initial Class Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$61,398	$111,584	$316,329	$131,671

Net realized gain (loss)	148,118	236,028	(3,552,674)	4,488,606

Net change in unrealized appreciation (depreciation) on investments	(94,200)	291,823	3,668,497	878,587

Net increase (decrease) in net assets from operations	115,316	639,435	432,152	5,498,864

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	35,156	39,668	1,217,916	1,963,763

Net contractowner transfers	(261,262)	421,711	3,544,781	1,591,260

Withdrawals and death benefits (b)	(80,885)	(161,433)	(1,100,753)	(1,742,803)

Net increase (decrease) in net assets resulting from contractowner transactions	(306,991)	299,946	3,661,944	1,812,220

Net increase (decrease) in net assets	(191,675)	939,381	4,094,096	7,311,084

NET ASSETS

Beginning of period	3,495,757	2,556,376	39,998,588	32,687,504

End of period	$3,304,082	$3,495,757	$44,092,684	$39,998,588

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	49,023	44,782	1,241,917	1,182,304

Units purchased	579	593	46,985	63,902

Units sold/transferred	(5,859)	3,648	120,763	(4,289)

End of period	43,743	49,023	1,409,665	1,241,917

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-44	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account		PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$6,323	$4,019	$218,859	$123,058

Net realized gain (loss)	30,363	107,751	(28,499)	24,532

Net change in unrealized appreciation (depreciation) on investments	337,724	77,626	134,614	340,696

Net increase (decrease) in net assets from operations	374,410	189,396	324,974	488,286

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	10,691	18,701	25,536	35,385

Net contractowner transfers	(231,570)	2,087,263	1,142,149	187,126

Withdrawals and death benefits (b)	(35,600)	(47,838)	(102,768)	(196,432)

Net increase (decrease) in net assets resulting from contractowner transactions	(256,479)	2,058,126	1,064,917	26,079

Net increase (decrease) in net assets	117,931	2,247,522	1,389,891	514,365

NET ASSETS

Beginning of period	2,247,522	—	4,818,506	4,304,141

End of period	$2,365,453	$2,247,522	$6,208,397	$4,818,506

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	56,721	—	238,859	238,833

Units purchased	283	504	1,332	1,908

Units sold/transferred	(7,074)	56,217	42,066	(1,882)

End of period	49,930	56,721	282,257	238,859

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-45

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account		PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$83,378	$71,684	$1,650,927	$1,543,975

Net realized gain (loss)	(145,057)	(89,549)	(105,070)	97,913

Net change in unrealized appreciation (depreciation) on investments	134,009	208,007	846,289	3,272,535

Net increase (decrease) in net assets from operations	72,330	190,142	2,392,146	4,914,423

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	76,430	36,464	1,630,265	2,545,964

Net contractowner transfers	(130,847)	(180,382)	(773,363)	(1,129,983)

Withdrawals and death benefits (b)	(13,209)	(253,380)	(1,375,153)	(1,740,262)

Net increase (decrease) in net assets resulting from contractowner transactions	(67,626)	(397,298)	(518,251)	(324,281)

Net increase (decrease) in net assets	4,704	(207,156)	1,873,895	4,590,142

NET ASSETS

Beginning of period	1,574,436	1,781,592	38,844,903	34,254,761

End of period	$1,579,140	$1,574,436	$40,718,798	$38,844,903

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	93,161	117,252	1,183,651	1,196,197

Units purchased	5,381	2,259	50,461	81,800

Units sold/transferred	(6,124)	(26,350)	(69,328)	(94,346)

End of period	92,418	93,161	1,164,784	1,183,651

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-46	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account		PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$115,577	$118,356	$1,273,764	$1,496,590

Net realized gain (loss)	(139,545)	(117,306)	2,024,267	(459,979)

Net change in unrealized appreciation (depreciation) on investments	512,191	297,575	8,021,035	7,140,528

Net increase (decrease) in net assets from operations	488,223	298,625	11,319,066	8,177,139

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	114,793	63,051	1,639,866	2,501,589

Net contractowner transfers	166,620	(409,999)	(4,551,967)	(4,464,855)

Withdrawals and death benefits (b)	(84,629)	(277,148)	(4,234,952)	(4,732,599)

Net increase (decrease) in net assets resulting from contractowner transactions	196,784	(624,096)	(7,147,053)	(6,695,865)

Net increase (decrease) in net assets	685,007	(325,471)	4,172,013	1,481,274

NET ASSETS

Beginning of period	4,866,816	5,192,287	103,983,980	102,502,706

End of period	$5,551,823	$4,866,816	$108,155,993	$103,983,980

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	250,396	284,434	5,546,458	5,925,693

Units purchased	5,824	3,367	83,295	137,609

Units sold/transferred	2,529	(37,405)	(467,653)	(516,844)

End of period	258,749	250,396	5,162,100	5,546,458

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-47

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PVC Equity Income Account—Class 1 Sub-Account		PVC MidCap Account—Class 1 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$1,407,149	$1,322,639	$29,674	$(3,146)

Net realized gain (loss)	4,267,216	5,204,137	795,079	1,051,153

Net change in unrealized appreciation (depreciation) on investments	175,339	14,479,645	456,631	1,295,395

Net increase (decrease) in net assets from operations	5,849,704	21,006,421	1,281,384	2,343,402

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,671,941	4,481,596	25,232	40,873

Net contractowner transfers	(1,436,698)	(2,656,960)	(449,411)	(215,326)

Withdrawals and death benefits (b)	(2,402,897)	(4,145,145)	(86,819)	(263,625)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,167,654)	(2,320,509)	(510,998)	(438,078)

Net increase (decrease) in net assets	4,682,050	18,685,912	770,386	1,905,324

NET ASSETS

Beginning of period	92,710,861	74,024,949	7,511,573	5,606,249

End of period	$97,392,911	$92,710,861	$8,281,959	$7,511,573

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,927,094	1,983,447	123,685	131,922

Units purchased	61,050	104,386	418	773

Units sold/transferred	(85,503)	(160,739)	(8,847)	(9,010)

End of period	1,902,641	1,927,094	115,256	123,685

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-48	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account		Prudential Series Fund—Natural Resources Portfolio—Class II Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(70,701)	$(70,540)	$(3,846)	$(5,138)

Net realized gain (loss)	2,969,748	2,347,382	(152,286)	(80,236)

Net change in unrealized appreciation (depreciation) on investments	3,258,797	2,583,826	394,123	242,598

Net increase (decrease) in net assets from operations	6,157,844	4,860,668	237,991	157,224

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	328,854	469,912	121,340	39,145

Net contractowner transfers	(1,405,799)	(411,358)	73,539	(30,017)

Withdrawals and death benefits (b)	(342,110)	(1,082,930)	(26,434)	(130,066)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,419,055)	(1,024,376)	168,445	(120,938)

Net increase (decrease) in net assets	4,738,789	3,836,292	406,436	36,286

NET ASSETS

Beginning of period	21,419,888	17,583,596	1,586,143	1,549,857

End of period	$26,158,677	$21,419,888	$1,992,579	$1,586,143

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	509,716	537,461	42,343	45,695

Units purchased	7,449	12,448	3,882	1,058

Units sold/transferred	(40,204)	(40,193)	1,071	(4,410)

End of period	476,961	509,716	47,296	42,343

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-49

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Prudential Series Fund-Value Portfolio— Class II Sub-Account		Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(16,864)	$(21,756)	$(1,259)	$(1,903)

Net realized gain (loss)	700,000	593,635	(11,643)	(72,546)

Net change in unrealized appreciation (depreciation) on investments	(393,955)	867,696	123,672	187,995

Net increase (decrease) in net assets from operations	289,181	1,439,575	110,770	113,546

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	58,909	1,278,943	3,863	14,497

Net contractowner transfers	90,392	(55,016)	68,084	(382,000)

Withdrawals and death benefits (b)	(104,040)	(210,759)	(31,871)	(287,738)

Net increase (decrease) in net assets resulting from contractowner transactions	45,261	1,013,168	40,076	(655,241)

Net increase (decrease) in net assets	334,442	2,452,743	150,846	(541,695)

NET ASSETS

Beginning of period	7,723,080	5,270,337	511,038	1,052,733

End of period	$8,057,522	$7,723,080	$661,884	$511,038

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	154,974	133,103	22,956	56,752

Units purchased	1,307	28,558	188	725

Units sold/transferred	(1,760)	(6,687)	799	(34,521)

End of period	154,521	154,974	23,943	22,956

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-50	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account		T. Rowe Price® Health Sciences Portfolio I Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$47,897	$25,535	$(18,424)	$(16,362)

Net realized gain (loss)	(889,898)	815,132	649,096	245,959

Net change in unrealized appreciation (depreciation) on investments	495,539	282,725	685,487	899,432

Net increase (decrease) in net assets from operations	(346,462)	1,123,392	1,316,159	1,129,029

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	86,729	673,576	67,202	326,237

Net contractowner transfers	245,513	52,342	1,117,232	(98,172)

Withdrawals and death benefits (b)	(102,330)	(229,941)	(133,397)	(627,595)

Net increase (decrease) in net assets resulting from contractowner transactions	229,912	495,977	1,051,037	(399,530)

Net increase (decrease) in net assets	(116,550)	1,619,369	2,367,196	729,499

NET ASSETS

Beginning of period	7,238,674	5,619,305	5,309,388	4,579,889

End of period	$7,122,124	$7,238,674	$7,676,584	$5,309,388

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	327,784	302,318	127,566	141,563

Units purchased	5,363	34,882	1,507	9,049

Units sold/transferred	12,626	(9,416)	13,798	(23,046)

End of period	345,773	327,784	142,871	127,566

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-51

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account		Templeton Developing Markets VIP Fund— Class 1 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$808,049	$964,947	$656,643	$137,868

Net realized gain (loss)	80,716	(92,713)	1,437,547	988,042

Net change in unrealized appreciation (depreciation) on investments	1,187,228	975,682	995,323	2,523,752

Net increase (decrease) in net assets from operations	2,075,993	1,847,916	3,089,513	3,649,662

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,197,203	3,083,006	1,227,588	443,503

Net contractowner transfers	1,213,828	611,699	(355,133)	(26,044)

Withdrawals and death benefits (b)	(1,825,269)	(2,189,388)	(348,625)	(1,523,114)

Net increase (decrease) in net assets resulting from contractowner transactions	1,585,762	1,505,317	523,830	(1,105,655)

Net increase (decrease) in net assets	3,661,755	3,353,233	3,613,343	2,544,007

NET ASSETS

Beginning of period	49,144,335	45,791,102	16,856,069	14,312,062

End of period	$52,806,090	$49,144,335	$20,469,412	$16,856,069

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,824,084	1,768,340	898,681	966,616

Units purchased	81,055	117,165	70,597	26,817

Units sold/transferred	(27,892)	(61,421)	(37,896)	(94,752)

End of period	1,877,247	1,824,084	931,382	898,681

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-52	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Vanguard VIF Balanced Portfolio Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account
	December 31, 2020[c]	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(817)	$159,799	$99,797

Net realized gain (loss)	1,642	869,383	769,944

Net change in unrealized appreciation (depreciation) on investments	47,614	1,060,240	2,086,267

Net increase (decrease) in net assets from operations	48,439	2,089,422	2,956,008

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	515,411	668,368	1,199,217

Net contractowner transfers	178,302	(1,989,078)	(1,343,785)

Withdrawals and death benefits (b)	(279)	(287,127)	(148,898)

Net increase (decrease) in net assets resulting from contractowner transactions	693,434	(1,607,837)	(293,466)

Net increase (decrease) in net assets	741,873	481,585	2,662,542

NET ASSETS

Beginning of period	—	14,047,449	11,384,907

End of period	$741,873	$14,529,034	$14,047,449

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	—	308,654	315,750

Units purchased	18,273	14,885	30,252

Units sold/transferred	6,377	(51,142)	(37,348)

End of period	24,650	272,397	308,654

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
c	For the period June 3, 2020 (commencement of operations) to December 31, 2020.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-53

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Conservative Allocation Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account
	December 31, 2020[d]	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(743)	$1,561,363	$1,385,549

Net realized gain (loss)	8,226	5,179,315	6,549,733

Net change in unrealized appreciation (depreciation) on investments	39,102	13,828,465	16,169,409

Net increase (decrease) in net assets from operations	46,585	20,569,143	24,104,691

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	295,835	2,821,570	7,170,301

Net contractowner transfers	501,896	2,788,714	6,203,982

Withdrawals and death benefits (b)	(1,300)	(1,730,680)	(1,275,583)

Net increase (decrease) in net assets resulting from contractowner transactions	796,431	3,879,604	12,098,700

Net increase (decrease) in net assets	843,016	24,448,747	36,203,391

NET ASSETS

Beginning of period	—	110,047,931	73,844,540

End of period	$843,016	$134,496,678	$110,047,931

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	—	2,510,619	2,208,122

Units purchased	10,831	64,901	184,947

Units sold/transferred	18,258	26,629	117,550

End of period	29,089	2,602,149	2,510,619

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
d	For the period May 13, 2020 (commencement of operations) to December 31, 2020.

B-54	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Vanguard VIF Global Bond Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account
	December 31, 2020[e]	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(1,604)	$2,448,644	$2,383,131

Net realized gain (loss)	77	(1,001,980)	155,447

Net change in unrealized appreciation (depreciation) on investments	25,799	553,462	3,678,021

Net increase (decrease) in net assets from operations	24,272	2,000,126	6,216,599

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	6,000	1,323,700	5,378,395

Net contractowner transfers	1,209,937	(805,858)	399,814

Withdrawals and death benefits (b)	(1,935)	(1,836,871)	(1,888,760)

Net increase (decrease) in net assets resulting from contractowner transactions	1,214,002	(1,319,029)	3,889,449

Net increase (decrease) in net assets	1,238,274	681,097	10,106,048

NET ASSETS

Beginning of period	—	49,592,278	39,486,230

End of period	$1,238,274	$50,273,375	$49,592,278

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	—	1,502,947	1,380,300

Units purchased	236	37,785	170,635

Units sold/transferred	48,168	(94,071)	(47,988)

End of period	48,404	1,446,661	1,502,947

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
e	For the period May 12, 2020 (commencement of operations) to December 31, 2020.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-55

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF International Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account
	December 31, 2020[f]	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(1,339)	$766,722	$601,277

Net realized gain (loss)	44,552	2,633,611	5,083,126

Net change in unrealized appreciation (depreciation) on investments	285,518	9,822,709	8,936,920

Net increase (decrease) in net assets from operations	328,731	13,223,042	14,621,323

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	457,430	6,054,165	9,502,917

Net contractowner transfers	1,274,379	(3,140,988)	2,479,969

Withdrawals and death benefits (b)	(1,153)	(2,587,165)	(2,409,776)

Net increase (decrease) in net assets resulting from contractowner transactions	1,730,656	326,012	9,573,110

Net increase (decrease) in net assets	2,059,387	13,549,054	24,194,433

NET ASSETS

Beginning of period	—	69,007,082	44,812,649

End of period	$2,059,387	$82,556,136	$69,007,082

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	—	1,753,536	1,485,900

Units purchased	12,617	161,008	265,340

Units sold/transferred	34,981	(132,301)	2,296

End of period	47,598	178,243	1,753,536

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
f	For the period May 27, 2020 (commencement of operations) to December 31, 2020.

B-56	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Vanguard VIF Moderate Allocation Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account
	December 31, 2020[g]	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$(1,565)	$554,195	$605,375

Net realized gain (loss)	21,237	(471,138)	1,132,727

Net change in unrealized appreciation (depreciation) on investments	134,864	(1,288,140)	4,466,583

Net increase (decrease) in net assets from operations	154,536	(1,205,083)	6,204,685

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	448,053	908,069	1,413,661

Net contractowner transfers	932,985	1,336,428	(768,093)

Withdrawals and death benefits (b)	(66,907)	(643,375)	(752,177)

Net increase (decrease) in net assets resulting from contractowner transactions	1,314,131	1,601,122	(106,609)

Net increase (decrease) in net assets	1,468,667	396,039	6,098,076

NET ASSETS

Beginning of period	—	28,007,533	21,909,457

End of period	$1,468,667	$28,403,572	$28,007,533

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	—	792,578	796,454

Units purchased	15,138	28,834	42,711

Units sold/transferred	32,635	25,765	(46,587)

End of period	47,773	847,177	792,578

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
g	For the period May 14, 2020 (commencement of operations) to December 31, 2020.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-57

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Small Company Growth Portfolio Sub-Account		Vanguard VIF Total Bond Market Index Portfolio Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$61,024	$21,230	$4,320,247	$3,040,446

Net realized gain (loss)	51,887	1,584,991	4,584,991	(16,299)

Net change in unrealized appreciation (depreciation) on investments	4,375,628	2,537,805	5,377,013	8,655,405

Net increase (decrease) in net assets from operations	4,488,539	4,144,026	14,282,251	11,679,552

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	670,482	1,930,186	33,175,392	36,566,040

Net contractowner transfers	(59,970)	(1,278,178)	17,052,920	22,469,745

Withdrawals and death benefits (b)	(583,287)	(272,788)	(9,856,561)	(6,462,207)

Net increase (decrease) in net assets resulting from contractowner transactions	27,225	379,220	40,371,751	52,573,578

Net increase (decrease) in net assets	4,515,764	4,523,246	54,654,002	64,253,130

NET ASSETS

Beginning of period	20,052,285	15,529,039	187,720,537	123,467,407

End of period	$24,568,049	$20,052,285	$242,374,539	$187,720,537

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	476,339	471,356	6,630,258	4,724,624

Units purchased	17,350	50,205	1,129,121	1,334,605

Units sold/transferred	(18,812)	(45,222)	220,658	571,029

End of period	474,877	476,339	7,980,037	6,630,258

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-58	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account	Vanguard VIF Total Stock Market Index Portfolio Sub-Account
	December 31, 2020[h]	December 31, 2020[i]

FROM OPERATIONS

Net investment income (loss)	$(3,905)	$(4,802)

Net realized gain (loss)	145,054	177,620

Net change in unrealized appreciation (depreciation) on investments	439,574	473,718

Net increase (decrease) in net assets from operations	580,723	646,536

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	394,809	408,844

Net contractowner transfers	2,424,137	3,271,040

Withdrawals and death benefits (b)	(104,330)	(9,286)

Net increase (decrease) in net assets resulting from contractowner transactions	2,714,616	3,670,598

Net increase (decrease) in net assets	3,295,339	4,317,134

NET ASSETS

Beginning of period	—	—

End of period	$3,295,339	$4,317,134

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	—	—

Units purchased	13,278	13,169

Units sold/transferred	81,726	111,408

End of period	95,004	124,577

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
h	For the period May 15, 2020 (commencement of operations) to December 31, 2020.
i	For the period May 12, 2020 (commencement of operations) to December 31, 2020.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-59

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	VY Clarion Global Real Estate Portfolio—Class I Sub-Account		Wanger International Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$399,364	$206,714	$209,514	$57,515

Net realized gain (loss)	144,802	75,115	(247,514)	731,475

Net change in unrealized appreciation (depreciation) on investments	(995,093)	1,487,384	1,926,325	2,357,964

Net increase (decrease) in net assets from operations	(450,927)	1,769,213	1,888,325	3,146,954

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	101,440	261,709	139,142	231,498

Net contractowner transfers	138,478	(574,686)	(211,750)	(272,709)

Withdrawals and death benefits (b)	(196,123)	(393,589)	(337,450)	(483,335)

Net increase (decrease) in net assets resulting from contractowner transactions	43,795	(706,566)	(410,058)	(524,546)

Net increase (decrease) in net assets	(407,132)	1,062,647	1,478,267	2,622,408

NET ASSETS

Beginning of period	8,431,071	7,368,424	13,399,590	10,777,182

End of period	$8,023,939	$8,431,071	$14,877,857	$13,399,590

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	176,576	192,071	183,057	191,102

Units purchased	2,684	5,914	2,070	3,681

Units sold/transferred	(2,162)	(21,409)	(7,236)	(11,726)

End of period	177,098	176,576	177,891	183,057

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-60	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

continued

	Wanger Select Sub-Account		Wanger USA Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$10,101	$(5,800)	$(6,623)	$(437)

Net realized gain (loss)	64,356	141,216	197,038	9,924

Net change in unrealized appreciation (depreciation) on investments	408,955	460,079	371,919	548,662

Net increase (decrease) in net assets from operations	483,412	595,495	562,334	558,149

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	20,140	9,642	200,712	122,720

Net contractowner transfers	(27,194)	(550,912)	161,456	311,457

Withdrawals and death benefits (b)	(54,887)	(339,357)	(15,438)	(471,168)

Net increase (decrease) in net assets resulting from contractowner transactions	(61,941)	(880,627)	346,730	(36,991)

Net increase (decrease) in net assets	421,471	(285,132)	909,064	521,158

NET ASSETS

Beginning of period	2,107,931	2,393,063	2,601,059	2,079,901

End of period	$2,529,402	$2,107,931	$3,510,123	$2,601,059

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	33,075	48,372	24,703	26,095

Units purchased	333	169	1,829	1,314

Units sold/transferred	(2,076)	(15,466)	309	(2,706)

End of period	31,332	33,075	26,841	24,703

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-61

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended	concluded

	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
	December 31, 2020	December 31, 2019

FROM OPERATIONS

Net investment income (loss)	$517,875	$701,052

Net realized gain (loss)	(173,575)	(69,289)

Net change in unrealized appreciation (depreciation) on investments	561,714	1,239,417

Net increase (decrease) in net assets from operations	906,014	1,871,180

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	419,418	318,674

Net contractowner transfers	(544,881)	(745,539)

Withdrawals and death benefits (b)	(406,786)	(863,693)

Net increase (decrease) in net assets resulting from contractowner transactions	(532,249)	(1,290,558)

Net increase (decrease) in net assets	373,765	580,622

NET ASSETS

Beginning of period	14,453,928	13,873,306

End of period	$14,827,693	$14,453,928

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	756,374	829,754

Units purchased	22,082	17,543

Units sold/transferred	(54,596)	(90,923)

End of period	723,860	756,374

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-62	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, as a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of three different variable annuity contracts: the Personal Annuity Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser. The Original Contract currently offers 8 investment Sub-Account options, the Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 76 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account. Effective in 2008, the Personal Annuity Select and Lifetime Variable Select Annuity are no longer available to new customers. However, policy owners that existed prior to that date may continue to invest their premiums in the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the Sub-Accounts based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts. Initial annuity payments are calculated based on the value of a participant’s accumulation on the last valuation day before the annuity start date, the income option chosen, an assumed annual investment return and expense and mortality assumptions. Annuity payments vary after the initial payment based on investment performance and Sub-Account expenses.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table with 2.5 year setback for males and 2.0 year setback for females. The 2012 IAR Mortality Table is used for determining the minimum standard of valuation for any individual annuity or pure endowment contract issued after January 1, 2015. The mortality risk is fully borne by TIAA-CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA-CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to TIAA-CREF Life.

The following Sub-Accounts were added to the Separate Account:

Sub-Account	Inception Date	Commencement Date

Vanguard VIF Balanced Portfolio	May 1, 2020	June 3, 2020

Vanguard VIF Conservative Allocation Portfolio	May 1, 2020	May 13, 2020

Vanguard VIF Global Bond Index Portfolio	May 1, 2020	May 12, 2020

Vanguard VIF International Portfolio	May 1, 2020	May 27, 2020

Vanguard VIF Moderate Allocation Portfolio	May 1, 2020	May 14, 2020

Vanguard VIF Total International Stock Market Index Portfolio	May 1, 2020	May 15, 2020

Vanguard VIF Total Stock Market Index Portfolio	May 1, 2020	May 12, 2020

Effective May 1, 2020, the Board of Trustees of the affiliated TIAA-CREF Life Funds approved the following name change. The TIAA-CREF Life Bond Fund changed to the TIAA-CREF Life Core Bond Fund.

Effective December 11, 2020, the Delaware VIP International Value Equity Series-Standard Class was merged into the Delaware VIP International Series—Standard Class; this fund is closed to new investors.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services-Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-63

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Income taxes: TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2020, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The following are the current administrative expense charges for the contracts:

Administrative expense

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	0.30%	0.20%	0.20%

Current fee	0.10%	0.20%	0.20%

TIAA-CREF Life imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

Mortality and expense risk charges

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	1.00%	1.00%

Current fee	0.40%	0.40%

B-64	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Intelligent Variable Annuity

	Maximum contractual fee	Current fee

If accumulation value is less than $100,000	0.40%	0.40%

If accumulation value is between $100,000-$500,000	0.25%	0.25%

If accumulation value is greater than $500,000	0.15%	0.15%

After the first 10 contract years	0.00%	0.00%

There are other daily, monthly, and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25

Optional guaranteed minimum death benefit charge	0.10%	None	None

Premium taxes (a)	1.00% to 3.50%	1.00% to 3.50%	1.00% to 3.50%

Maximum transfer fee	$0	$0	$25

(a)	Only applicable in certain states.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. The contracts are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA. Services may also enter into selling agreements with third parties to distribute the contracts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the period or year ended December 31, 2020 were as follows:

Sub-Accounts	Purchases	Sales

TIAA-CREF Life Balanced	$18,834,383	$20,361,553

TIAA-CREF Life Core Bond	56,613,012	51,829,370

TIAA-CREF Life Growth Equity	44,467,612	35,652,579

TIAA-CREF Life Growth & Income	27,185,409	31,654,238

TIAA-CREF Life International Equity	22,844,475	22,903,750

TIAA-CREF Life Large-Cap Value	14,417,279	16,605,853

TIAA-CREF Life Money Market	121,988,817	112,595,406

TIAA-CREF Life Real Estate Securities	15,473,915	15,830,939

TIAA-CREF Life Small-Cap Equity	11,986,107	10,203,959

TIAA-CREF Life Social Choice Equity	17,800,811	15,676,189

TIAA-CREF Life Stock Index	93,790,095	111,885,542

Calamos Growth and Income Portfolio	2,747,572	3,119,414

ClearBridge Variable Aggressive Growth Portfolio-Class I	9,653,058	8,991,255

ClearBridge Variable Small Cap Growth Portfolio-Class I	3,868,041	3,399,761

Credit Suisse Trust-Commodity Return Strategy Portfolio	149,405	98,856

Delaware VIP Diversified Income Series-Standard Class	31,143,404	31,178,578

Delaware VIP International Value Equity Series-Standard Class	13,893,564	57,263,277

Delaware VIP International Series—Standard Class	47,190,903	944,769

Delaware VIP Small Cap Value Series-Standard Class	10,855,876	7,548,846

DFA VA Equity Allocation Portfolio	9,400,496	11,280,152

DFA VA Global Bond Portfolio	15,068,586	11,753,876

DFA VA Global Moderate Allocation Portfolio	14,547,442	14,309,723

DFA VA International Small Portfolio	13,708,674	13,218,338

DFA VA International Value Portfolio	33,103,791	21,866,943

DFA VA Short-Term Fixed Portfolio	28,676,822	19,617,681

DFA VA US Large Value Portfolio	18,901,650	16,517,685

DFA VA US Targeted Value Portfolio	13,602,086	11,897,892

Franklin Income VIP Fund-Class 1	3,769,323	4,028,511

Franklin Mutual Shares VIP Fund-Class 1	1,476,743	1,391,312

Franklin Small-Mid Cap Growth VIP Fund-Class 1	10,891,578	8,283,639

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-65

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Sub-Accounts	Purchases	Sales

Janus Henderson Forty Portfolio-Institutional Shares	$7,771,618	$7,134,803

Janus Henderson Overseas Portfolio-Institutional Shares	748,763	748,674

Janus Henderson Mid Cap Value Portfolio-Institutional Shares	3,481,740	3,886,666

John Hancock Emerging Markets Value Trust	14,114,980	10,236,012

Matson Money Fixed Income VI Portfolio	11,582,096	13,586,588

Matson Money International Equity VI Portfolio	9,449,933	9,989,763

Matson Money U.S. Equity VI Portfolio	12,766,074	13,623,484

MFS Global Equity Series-Initial Class	3,133,631	3,456,930

MFS Growth Series-Initial Class	738,131	713,198

MFS Massachusetts Investors Growth Stock Portfolio	5,216,803	5,334,630

MFS Utilities Series-Initial Class	1,530,631	1,702,090

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class	13,809,143	9,830,870

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio-I Class	1,024,510	1,189,522

PIMCO VIT All Asset Portfolio-Institutional Class	3,478,643	2,194,868

PIMCO VIT Commodity Real Return Strategy Portfolio-Institutional Class	1,600,580	1,584,828

PIMCO VIT Emerging Markets Bond Portfolio-Institutional Class	12,985,827	11,853,151

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class	1,850,543	1,538,182

PIMCO VIT Real Return Portfolio-Institutional Class	28,847,494	34,720,783

PVC Equity Income Account-Class 1	31,438,481	28,713,224

PVC MidCap Account-Class 1	3,628,408	3,418,067

Prudential Series Fund-Jennison 20/20 Focus Portfolio-Class II	7,418,228	8,907,984

Prudential Series Fund-Natural Resources Portfolio-Class II	1,155,913	991,315

Prudential Series Fund-Value Portfolio-Class II	4,607,044	4,578,647

Royce Capital Fund Micro-Cap Portfolio-Investment Class	257,592	211,000

Royce Capital Fund Small-Cap Portfolio-Investment Class	2,942,564	2,546,735

T. Rowe Price® Health Sciences Portfolio I	5,579,255	4,165,429

T. Rowe Price® Limited-Term Bond Portfolio	17,663,891	15,270,080

Templeton Developing Markets VIP Fund-Class 1	7,959,016	6,358,840

Vanguard VIF Balanced Portfolio	715,972	23,355

Vanguard VIF Capital Growth Portfolio	4,045,841	5,070,974

Vanguard VIF Conservative Allocation Portfolio	965,503	169,816

Vanguard VIF Equity Index	27,965,603	20,338,519

Vanguard VIF Global Bond Index Portfolio	1,215,851	3,453

Vanguard VIF High Yield Bond Portfolio	15,436,364	14,306,749

Vanguard VIF International Portfolio	1,919,682	190,366

Vanguard VIF Mid-Cap Index Portfolio	27,646,872	22,771,999

Vanguard VIF Moderate Allocation Portfolio	1,581,789	267,781

Vanguard VIF Real Estate Index Portfolio	11,717,941	9,158,217

Vanguard VIF Small Company Growth Portfolio	14,377,997	12,481,608

Vanguard VIF Total Bond Market Index Portfolio	108,058,103	63,366,105

Vanguard VIF Total International Stock Market Index Portfolio	3,643,550	932,839

Vanguard VIF Total Stock Market Index Portfolio	5,089,651	1,423,854

VY Clarion Global Real Estate Portfolio-Class I	3,638,174	2,602,832

Wanger International	4,921,645	4,671,612

Wanger Select	1,708,349	1,500,112

Wanger USA	3,139,441	2,544,817

Western Asset Variable Global High Yield Bond Portfolio-Class I	4,824,402	4,838,776

B-66	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Note 5—condensed financial information

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Balanced Sub-Account
2020	1,725	$34.93 to $35.97	$39.64 to $41.02	$69,519	2.04%	0.10% to 0.60%	13.48% to 14.05%
2019	1,848	$29.57 to $30.30	$34.93 to $35.97	$65,422	2.13%	0.10% to 0.60%	5.60% to 18.69%
2018	1,804	$31.47 to $31.90	$29.57 to $30.30	$53,909	0.02%	0.10% to 0.60%	(6.56)% to (5.70)%
2017	1,790	$27.82 to $28.10	$31.47 to $31.90	$56,804	0.00%	0.25% to 0.60%	13.14% to 13.54%
2016	1,717	$26.37 to $26.54	$27.82 to $28.10	$48,048	2.54%	0.25% to 0.60%	5.50% to 5.87%

TIAA-CREF Life Core Bond Sub-Account
2020	3,616	$43.60 to $46.31	$46.75 to $49.90	$174,475	2.89%	0.10% to 0.60%	7.21% to 7.75%
2019	3,623	$40.07 to $42.35	$43.60 to $46.31	$162,200	2.93%	0.10% to 0.60%	8.82% to 9.37%
2018	3,791	$40.63 to $42.09	$40.07 to $42.35	$155,292	2.59%	0.10% to 0.60%	(1.38)% to 1.08%
2017	3,968	$39.10 to $40.36	$40.63 to $42.09	$164,269	0.02%	0.25% to 0.60%	3.92% to 4.28%
2016	3,756	$37.73 to $38.82	$39.10 to $40.36	$149,247	2.90%	0.25% to 0.60%	3.61% to 3.98%

TIAA-CREF Life Growth Equity Sub-Account
2020	1,594	$54.85 to $58.28	$78.49 to $83.82	$139,006	0.33%	0.10% to 0.60%	43.10% to 43.82%
2019	1,605	$42.21 to $44.63	$54.85 to $58.28	$96,280	0.41%	0.10% to 0.60%	29.95% to 30.60%
2018	1,830	$42.55 to $44.09	$42.21 to $44.63	$82,867	0.34%	0.10% to 0.60%	(6.95)% to (0.46)%
2017	1,825	$31.82 to $32.86	$42.55 to $44.09	$82,458	0.00%	0.25% to 0.60%	33.74% to 34.20%
2016	1,892	$32.32 to $33.26	$31.82 to $32.86	$64,003	0.58%	0.25% to 0.60%	(1.55)% to (1.21)%

TIAA-CREF Life Growth & Income Sub-Account
2020	1,392	$81.94 to $87.04	$98.10 to $104.73	$156,822	1.28%	0.10% to 0.60%	19.72% to 20.32%
2019	1,531	$63.36 to $66.97	$81.94 to $87.04	$142,666	1.02%	0.10% to 0.60%	29.32% to 29.97%
2018	1,617	$68.72 to $71.19	$63.36 to $66.97	$115,416	0.89%	0.10% to 0.60%	(8.49)% to (6.02)%
2017	1,719	$55.80 to $57.60	$68.72 to $71.19	$130,438	0.00%	0.25% to 0.60%	23.17% to 23.60%
2016	1,840	$51.69 to $53.17	$55.80 to $57.60	$112,709	1.43%	0.25% to 0.60%	7.95% to 8.33%

TIAA-CREF Life International Equity Sub-Account
2020	2,355	$33.50 to $35.59	$38.41 to $41.00	$97,294	1.64%	0.10% to 0.60%	14.65% to 15.23%
2019	2,399	$27.39 to $28.94	$33.50 to $35.59	$85,477	2.10%	0.10% to 0.60%	22.34% to 22.95%
2018	2,392	$36.05 to $37.34	$27.39 to $28.94	$69,147	1.03%	0.10% to 0.60%	(24.65)% to (23.77)%
2017	2,501	$27.27 to $28.15	$36.05 to $37.34	$94,539	1.17%	0.25% to 0.60%	32.19% to 32.65%
2016	2,535	$27.15 to $27.93	$27.27 to $28.15	$72,215	1.55%	0.25% to 0.60%	0.45% to 0.80%

TIAA-CREF Life Large-Cap Value Sub-Account
2020	547	$99.90 to $106.11	$103.28 to $110.25	$62,754	2.00%	0.10% to 0.60%	3.38% to 3.90%
2019	601	$78.11 to $82.55	$99.90 to $106.11	$64,670	1.77%	0.10% to 0.60%	27.89% to 28.53%
2018	651	$91.51 to $94.79	$78.11 to $82.55	$54,419	1.39%	0.10% to 0.60%	(14.65)% to (12.52)%
2017	689	$81.95 to $84.59	$91.51 to $94.79	$67,071	0.00%	0.25% to 0.60%	11.67% to 12.06%
2016	759	$69.43 to $71.42	$81.95 to $84.59	$65,986	1.91%	0.25% to 0.60%	18.03% to 18.44%

TIAA-CREF Life Money Market Sub-Account
2020	8,007	$11.45 to $12.17	$11.43 to $12.21	$94,661	0.36%	0.10% to 0.60%	(0.19)% to 0.31%
2019	7,231	$11.29 to $11.94	$11.45 to $12.17	$85,267	2.06%	0.10% to 0.60%	1.48% to 1.99%
2018	7,021	$11.16 to $11.57	$11.29 to $11.94	$81,218	1.71%	0.10% to 0.60%	1.07% to 1.46%
2017	5,648	$11.15 to $11.52	$11.16 to $11.57	$64,243	0.75%	0.25% to 0.60%	0.14% to 0.49%
2016	5,223	$11.18 to $11.51	$11.15 to $11.52	$59,179	0.28%	0.25% to 0.60%	(0.31)% to 0.03%

TIAA-CREF Life Real Estate Securities Sub-Account
2020	510	$130.71 to $138.84	$131.58 to $140.46	$73,531	2.30%	0.10% to 0.60%	0.66% to 1.17%
2019	556	$100.12 to $105.82	$130.71 to $138.84	$78,902	1.94%	0.10% to 0.60%	30.55% to 31.20%
2018	587	$105.18 to $108.95	$100.12 to $105.82	$62,735	1.98%	0.10% to 0.60%	(4.80)% to 2.42%
2017	653	$94.20 to $97.24	$105.18 to $108.95	$72,619	0.00%	0.25% to 0.60%	11.65% to 12.04%
2016	694	$91.16 to $93.77	$94.20 to $97.24	$68,774	2.84%	0.25% to 0.60%	3.34% to 3.70%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-67

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Small-Cap Equity Sub-Account
2020		350	$124.87 to $132.63	$140.01 to $149.46	$54,249	0.85%	0.10% to 0.60%	12.13% to 12.69%
2019		355	$101.53 to $107.31	$124.87 to $132.63	$48,298	0.56%	0.10% to 0.60%	22.98% to 23.60%
2018		388	$116.14 to $120.30	$101.53 to $107.31	$42,482	0.60%	0.10% to 0.60%	(13.54)% to (10.41)%
2017		427	$101.68 to $104.96	$116.14 to $120.30	$53,059	0.00%	0.25% to 0.60%	14.21% to 14.61%
2016		451	$85.34 to $87.78	$101.68 to $104.96	$49,103	0.93%	0.25% to 0.60%	19.15% to 19.57%

TIAA-CREF Life Social Choice Equity Sub-Account
2020		760	$77.89 to $82.74	$93.27 to $99.57	$78,413	1.57%	0.10% to 0.60%	19.75% to 20.35%
2019		815	$59.64 to $63.04	$77.89 to $82.74	$68,159	1.56%	0.10% to 0.60%	30.60% to 31.25%
2018		835	$63.53 to $65.80	$59.64 to $63.04	$53,603	1.64%	0.10% to 0.60%	(6.11)% to (3.87)%
2017		868	$52.84 to $54.54	$63.53 to $65.80	$58,670	0.01%	0.25% to 0.60%	20.24% to 20.66%
2016		905	$46.89 to $48.23	$52.84 to $54.54	$50,311	2.45%	0.25% to 0.60%	12.67% to 13.07%

TIAA-CREF Life Stock Index Sub-Account
2020		4,294	$97.01 to $103.06	$116.46 to $124.34	$559,790	1.69%	0.10% to 0.60%	20.04% to 20.64%
2019		4,583	$74.61 to $78.87	$97.01 to $103.06	$491,861	1.67%	0.10% to 0.60%	30.03% to 30.68%
2018		4,565	$79.24 to $82.09	$74.61 to $78.87	$371,932	1.62%	0.10% to 0.60%	(5.88)% to (5.37)%
2017		4,509	$65.87 to $68.01	$79.24 to $82.09	$389,529	0.00%	0.25% to 0.60%	20.29% to 20.71%
2016		4,601	$58.79 to $60.49	$65.87 to $68.01	$324,102	2.29%	0.25% to 0.60%	12.04% to 12.43%

Calamos Growth and Income Portfolio Sub-Account
2020		113	$30.36 to $32.25	$36.95 to $39.44	$4,420	0.48%	0.10% to 0.60%	21.70% to 22.31%
2019		127	$24.33 to $25.71	$30.36 to $32.25	$3,996	1.64%	0.10% to 0.60%	24.81% to 25.44%
2018		142	$25.60 to $26.51	$24.33 to $25.71	$3,556	1.24%	0.10% to 0.60%	(9.14)% to (4.63)%
2017		157	$22.29 to $23.01	$25.60 to $26.51	$4,098	0.85%	0.25% to 0.60%	14.82% to 15.22%
2016		158	$21.09 to $21.70	$22.29 to $23.01	$3,596	2.41%	0.25% to 0.60%	5.69% to 6.06%

ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
2020		657	$43.89 to $46.62	$51.49 to $54.97	$34,895	0.83%	0.10% to 0.60%	17.31% to 17.90%
2019		712	$35.30 to $37.31	$43.89 to $46.62	$32,114	0.98%	0.10% to 0.60%	24.32% to 24.95%
2018		723	$38.75 to $40.14	$35.30 to $37.31	$26,114	0.62%	0.10% to 0.60%	(15.40)% to (8.57)%
2017		703	$33.52 to $34.60	$38.75 to $40.14	$27,798	0.54%	0.25% to 0.60%	15.60% to 16.00%
2016		560	$33.32 to $34.28	$33.52 to $34.60	$19,098	0.83%	0.25% to 0.60%	0.60% to 0.95%

ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
2020		85	$48.24 to $51.24	$68.69 to $73.33	$6,049	0.00%	0.10% to 0.60%	42.41% to 43.12%
2019		87	$38.25 to $40.43	$48.24 to $51.24	$4,333	0.00%	0.10% to 0.60%	26.11% to 26.75%
2018		131	$37.20 to $38.54	$38.25 to $40.43	$5,142	0.00%	0.10% to 0.60%	(16.84)% to 3.18%
2017		83	$30.12 to $31.09	$37.20 to $38.54	$3,153	0.00%	0.25% to 0.60%	23.52% to 23.96%
2016		88	$28.64 to $29.46	$30.12 to $31.09	$2,695	0.00%	0.25% to 0.60%	5.17% to 5.54%

Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account
2020		13	$16.26 to $16.77	$15.92 to $16.50	$211	3.76%	0.10% to 0.60%	(2.07)% to (1.58)%
2019		10	$15.33 to $15.61	$16.26 to $16.77	$165	0.88%	0.10% to 0.59%	1.61% to 6.42%
2018		8	$17.46 to $17.72	$15.33 to $15.61	$124	2.67%	0.24% to 0.59%	(12.19)% to (11.12)%
2017		13	$17.30 to $17.49	$17.46 to $17.72	$224	9.44%	0.25% to 0.60%	0.91% to 1.26%
2016		14	$15.54 to $15.66	$17.30 to $17.49	$240	0.00%	0.25% to 0.60%	11.35% to 11.74%

Delaware VIP Diversified Income Series—Standard Class Sub-Account
2020		3,483	$17.19 to $18.26	$18.98 to $20.26	$68,494	2.73%	0.10% to 0.60%	10.37% to 10.93%
2019		3,586	$15.66 to $16.55	$17.19 to $18.26	$63,592	2.72%	0.10% to 0.60%	9.77% to 10.32%
2018		2,960	$16.10 to $16.68	$15.66 to $16.55	$47,602	3.12%	0.10% to 0.60%	(2.71)% to 0.28%
2017		2,828	$15.39 to $15.89	$16.10 to $16.68	$46,593	2.63%	0.25% to 0.60%	4.59% to 4.96%
2016		2,881	$14.96 to $15.39	$15.39 to $15.89	$45,239	3.37%	0.25% to 0.60%	2.90% to 3.27%

Delaware VIP International Series—Standard Class Sub-Account
2020	(x)	2,616	$17.35 to $18.28	$17.43 to $18.61	$47,083	0.00%	0.12% to 0.71%	1.19% to 1.21%

B-68	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2020		414	$76.27 to $81.02	$74.37 to $79.39	$31,826	1.34%	0.10% to 0.60%	(2.49)% to (2.00)%
2019		381	$59.88 to $63.29	$76.27 to $81.02	$29,919	1.04%	0.10% to 0.60%	27.37% to 28.01%
2018		382.947	$72.34 to $74.93	$59.88 to $63.29	$23,516	0.84%	0.10% to 0.60%	(17.22)% to (13.63)%
2017		390	$64.94 to $67.04	$72.34 to $74.93	$28,809	0.83%	0.25% to 0.60%	11.38% to 11.77%
2016		393	$49.72 to $51.14	$64.94 to $67.04	$26,012	1.03%	0.25% to 0.60%	30.62% to 31.08%

DFA VA Equity Allocation Portfolio Sub-Account
2020		875	$30.73 to $31.11	$34.26 to $34.86	$30,275	1.75%	0.10% to 0.60%	11.49% to 12.05%
2019		941	$24.55 to $24.73	$30.73 to $31.11	$29,124	1.93%	0.10% to 0.60%	25.16% to 25.78%
2018		862	$27.83 to $27.86	$24.55 to $24.73	$21,249	1.91%	0.10% to 0.60%	(12.41)% to (11.09)%
2017	(v)	668	$25.00	$27.83 to $27.86	$18,616	3.18%	0.25% to 0.49%	11.30% to 11.43%

DFA VA Global Bond Portfolio Sub-Account
2020		2,151	$28.15 to $29.25	$28.39 to $29.65	$62,594	0.03%	0.10% to 0.60%	0.85% to 1.36%
2019		2,031	$27.18 to $28.10	$28.15 to $29.25	$58,438	2.72%	0.10% to 0.60%	0.05% to 4.08%
2018		1,742	$26.88 to $27.41	$27.18 to $28.10	$48,220	5.17%	0.10% to 0.60%	1.14% to 1.88%
2017		1,342	$26.48 to $26.91	$26.88 to $27.41	$36,643	1.93%	0.25% to 0.60%	1.50% to 1.86%
2016		1,093	$26.18 to $26.52	$26.48 to $26.91	$29,316	1.93%	0.25% to 0.60%	1.12% to 1.47%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2020		1,040	$34.35 to $35.42	$38.00 to $39.38	$40,254	1.14%	0.10% to 0.60%	10.62% to 27.85%
2019		1,049	$29.25 to $30.02	$34.35 to $35.42	$36,602	2.37%	0.10% to 0.60%	17.42% to 18.01%
2018		1,025	$31.61 to $32.07	$29.25 to $30.02	$30,373	2.28%	0.10% to 0.60%	(8.44)% to (7.08)%
2017		835	$27.76 to $28.07	$31.61 to $32.07	$26,670	1.24%	0.25% to 0.60%	13.88% to 14.27%
2016		1,575	$25.60 to $25.80	$27.76 to $28.07	$44,117	1.83%	0.25% to 0.60%	8.42% to 8.80%

DFA VA International Small Portfolio Sub-Account
2020		1,036	$43.63 to $45.34	$47.46 to $49.56	$50,232	2.19%	0.10% to 0.60%	8.76% to 9.30%
2019		1,048	$35.43 to $36.63	$43.63 to $45.34	$46,598	2.82%	0.10% to 0.60%	23.16% to 23.77%
2018		1,010	$44.43 to $45.32	$35.43 to $36.63	$36,357	1.74%	0.10% to 0.60%	(20.40)% to (19.97)%
2017		856	$34.39 to $34.96	$44.43 to $45.32	$38,536	2.98%	0.25% to 0.60%	29.17% to 29.62%
2016		618	$32.57 to $32.99	$34.39 to $34.96	$21,490	3.07%	0.25% to 0.60%	5.60% to 5.97%

DFA VA International Value Portfolio Sub-Account
2020		2,572	$35.95 to $37.36	$35.11 to $36.66	$92,346	2.60%	0.10% to 0.60%	(2.35)% to (1.86)%
2019		2,230	$31.22 to $32.28	$35.95 to $37.36	$81,784	4.14%	0.10% to 0.60%	15.17% to 15.74%
2018		1,587	$37.88 to $38.64	$31.22 to $32.28	$50,351	3.08%	0.10% to 0.60%	(17.81)% to (17.29)%
2017		1,138	$30.29 to $30.79	$37.88 to $38.64	$43,737	3.45%	0.25% to 0.60%	25.06% to 25.49%
2016		821	$27.93 to $28.29	$30.29 to $30.79	$25,168	4.02%	0.25% to 0.60%	8.46% to 8.84%

DFA VA Short-Term Fixed Portfolio Sub-Account
2020		3,092	$25.59 to $26.59	$25.58 to $26.72	$80,902	0.64%	0.10% to 0.60%	0.00% to 0.50%
2019		2,756	$25.11 to $25.96	$25.59 to $26.59	$71,891	2.31%	0.10% to 0.60%	1.90% to 2.41%
2018		2,701	$24.82 to $25.32	$25.11 to $25.96	$68,908	1.68%	0.10% to 0.60%	1.17% to 1.52%
2017		2,254	$24.76 to $25.17	$24.82 to $25.32	$56,713	1.27%	0.25% to 0.60%	0.23% to 0.58%
2016		1,403	$24.71 to $25.03	$24.76 to $25.17	$35,136	0.83%	0.25% to 0.60%	0.19% to 0.54%

DFA VA US Large Value Portfolio Sub-Account
2020		970	$60.43 to $62.79	$59.24 to $61.86	$58,724	2.34%	0.10% to 0.60%	(1.97)% to (1.47)%
2019		929	$48.33 to $49.97	$60.43 to $62.79	$57,261	2.17%	0.10% to 0.60%	25.03% to 25.66%
2018		942	$55.33 to $56.43	$48.33 to $49.97	$46,258	2.35%	0.10% to 0.60%	(13.48)% to (10.85)%
2017		775	$46.74 to $47.51	$55.33 to $56.43	$43,475	2.38%	0.25% to 0.60%	18.37% to 18.78%
2016		467	$39.55 to $40.07	$46.74 to $47.51	$22,114	2.39%	0.25% to 0.60%	18.16% to 18.58%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-69

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

DFA VA US Targeted Value Portfolio Sub-Account
2020	634	$53.18 to $55.26	$54.97 to $57.41	$35,672	1.86%	0.10 to %0.60%	3.36% to 3.88%
2019	595	$43.66 to $45.14	$53.18 to $55.26	$32,307	1.57%	0.10 to %0.60%	21.83% to 22.44%
2018	527	$52.20 to $53.25	$43.66 to $45.14	$23,397	1.07%	0.10 to %0.60%	(22.68)% to (15.20)%
2017	416	$47.85 to $48.63	$52.20 to $53.25	$22,040	1.28%	0.25 to %0.60%	9.11% to 9.49%
2016	282	$37.75 to $38.24	$47.85 to $48.63	$13,680	1.31%	0.25 to %0.60%	26.73% to 27.17%

Franklin Income VIP Fund-Class 1 Sub-Account
2020	272	$32.25 to $34.26	$32.37 to $34.56	$9,198	5.83%	0.10 to %0.60%	0.37% to 0.87%
2019	302	$27.87 to $29.46	$32.25 to $34.26	$10,059	5.41%	0.10 to %0.60%	15.72% to 16.30%
2018	310	$29.24 to $30.28	$27.87 to $29.46	$8,883	4.82%	0.10 to %0.60%	(4.67)% to (3.11)%
2017	334	$26.75 to $27.61	$29.24 to $30.28	$9,986	4.28%	0.25 to %0.60%	9.29% to 9.67%
2016	285	$23.54 to $24.21	$26.75 to $27.61	$7,781	4.93%	0.25 to %0.60%	13.65% to 14.05%

Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
2020	57	$35.73 to $37.95	$33.80 to $36.08	$2,005	2.79%	0.10% to 0.60%	(5.42)% to (4.94)%
2019	59	$29.24 to $30.91	$35.73 to $37.95	$2,177	2.09%	0.10% to 0.60%	22.19% to 22.80%
2018	61	$32.28 to $33.44	$29.24 to $30.91	$1,843	2.41%	0.10% to 0.60%	(9.40)% to (9.02)%
2017	69	$29.89 to $30.85	$32.28 to $33.44	$2,291	2.40%	0.25% to 0.60%	7.99% to 8.36%
2016	75	$25.84 to $26.58	$29.89 to $30.85	$2,278	2.27%	0.25% to 0.60%	15.66% to 16.06%

Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account
2020	186	$56.67 to $60.19	$87.61 to $93.52	$16,919	0.00%	0.10% to 0.60%	54.59% to 55.37%
2019	170	$43.25 to $45.72	$56.67 to $60.19	$9,924	0.00%	0.10% to 0.60%	31.01% to 31.67%
2018	138	$45.88 to $47.52	$43.25 to $45.72	$6,145	0.00%	0.10% to 0.60%	(9.40)% to (5.39)%
2017	141	$37.91 to $39.13	$45.88 to $47.52	$6,625	0.00%	0.25% to 0.60%	21.02% to 21.44%
2016	148	$36.53 to $37.58	$37.91 to $39.13	$5,710	0.00%	0.25% to 0.60%	3.78% to 4.14%

Janus Henderson Forty Portfolio—Institutional Shares Sub-Account
2020	102	$115.68 to $122.88	$160.30 to $171.12	$17,101	0.27%	0.10% to 0.60%	38.57% to 39.26%
2019	106	$84.85 to $89.68	$115.68 to $122.88	$12,707	0.15%	0.10% to 0.60%	36.34% to 37.02%
2018	93	$83.70 to $86.70	$84.85 to $89.68	$8,104	0.00%	0.10% to 0.60%	(6.92)% to 1.73%
2017	120	$64.62 to $66.70	$83.70 to $86.70	$10,337	0.00%	0.25% to 0.60%	29.54% to 29.99%
2016	92	$63.61 to $65.43	$64.62 to $66.70	$6,046	0.00%	0.25% to 0.60%	1.59% to 1.94%

Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account
2020	26	$61.75 to $65.60	$71.39 to $76.21	$1,942	1.37%	0.10% to 0.59%	15.60% to 16.18%
2019	26	$48.91 to $51.70	$61.75 to $65.60	$1,689	1.90%	0.10% to 0.60%	26.26% to 26.89%
2018	27	$57.85 to $59.93	$48.91 to $51.70	$1,362	1.65%	0.10% to 0.60%	(18.44)% to (15.16)%
2017	28	$44.39 to $45.82	$57.85 to $59.93	$1,666	1.67%	0.25% to 0.60%	30.34% to 30.79%
2016	29	$47.73 to $49.10	$44.39 to $45.82	$1,324	4.74%	0.25% to 0.60%	(7.01)% to (6.68)%

Janus Henderson Mid-Cap Value Portfolio—Institutional Shares Sub-Account
2020	214	$38.50 to $40.90	$37.92 to $40.48	$8,484	1.22%	0.10% to 0.60%	(1.51)% to (1.02)%
2019	233	$29.72 to $31.41	$38.50 to $40.90	$9,264	1.18%	0.10% to 0.60%	29.57% to 30.22%
2018	238	$34.62 to $35.86	$29.72 to $31.41	$7,263	1.02%	0.10% to 0.60%	(14.15)% to (12.77)%
2017	281	$30.56 to $31.55	$34.62 to $35.86	$9,982	0.76%	0.25% to 0.60%	13.26% to 13.65%
2016	312	$25.83 to $26.57	$30.56 to $31.55	$9,747	1.05%	0.25% to 0.60%	18.32% to 18.73%

John Hancock Emerging Markets Value Trust Sub-Account
2020	1,415	$29.98 to $30.75	$30.91 to $31.86	$44,380	2.60%	0.10% to 0.60%	3.10% to 3.62%
2019	1,279	$27.20 to $27.76	$29.98 to $30.75	$38,804	3.48%	0.10% to 0.60%	10.23% to 10.78%
2018	997	$31.63 to $31.97	$27.20 to $27.76	$27,363	2.88%	0.10% to 0.60%	(15.69)% to (10.51)%
2017	756	$23.98 to $24.15	$31.63 to $31.97	$24,077	1.95%	0.25% to 0.60%	31.88% to 32.35%
2016	494	$20.43 to $20.51	$23.98 to $24.15	$11,890	2.58%	0.25% to 0.60%	17.38% to 17.79%

B-70	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Matson Money Fixed Income VI Portfolio Sub-Account
2020		1,014	$25.76 to $26.30	$26.44 to $27.17	$27,235	0.66%	0.20% to 0.60%	0.50% to 2.97%
2019		1,095	$24.80 to $25.22	$25.76 to $26.30	$28,585	1.69%	0.25% to 0.60%	3.90% to 4.26%
2018		1,099	$24.80 to $25.14	$24.80 to $25.22	$27,526	2.22%	0.25% to 0.60%	(0.01)% to 0.34%
2017		1,054	$24.74 to $24.98	$24.80 to $25.14	$26,361	0.95%	0.25% to 0.60%	0.26% to 0.61%
2016		888	$24.70 to $24.86	$24.74 to $24.98	$22,113	0.51%	0.25% to 0.60%	0.14% to 0.49%

Matson Money International Equity VI Portfolio Sub-Account
2020		647	$27.95 to $28.78	$28.49 to $29.49	$18,732	1.57%	0.25% to 0.60%	1.95% to 2.46%
2019		671	$23.96 to $24.55	$27.95 to $28.78	$19,017	2.29%	0.10% to 0.60%	16.66% to 17.24%
2018		629	$29.87 to $30.28	$23.96 to $24.55	$15,237	1.62%	0.25% to 0.60%	(19.80)% to (15.66)%
2017		513	$23.63 to $23.87	$29.87 to $30.28	$15,452	2.07%	0.25% to 0.60%	26.42% to 26.87%
2016		529	$22.07 to $22.22	$23.63 to $23.87	$12,575	2.10%	0.25% to 0.60%	7.06% to 7.44%

Matson Money U.S. Equity VI Portfolio Sub-Account
2020		655	$36.50 to $37.25	$38.31 to $39.24	$25,508	1.06%	0.25% to 0.60%	4.97% to 5.34%
2019		694	$29.93 to $30.44	$36.50 to $37.25	$25,681	0.87%	0.25% to 0.60%	21.96% to 22.39%
2018		662	$34.33 to $34.80	$29.93 to $30.44	$20,010	0.88%	0.25% to 0.60%	(12.83)% to (12.52)%
2017		614	$30.47 to $30.78	$34.33 to $34.80	$21,247	1.13%	0.25% to 0.60%	12.65% to 13.04%
2016		609	$25.42 to $25.59	$30.47 to $30.78	$18,667	0.82%	0.25% to 0.60%	19.86% to 20.28%

MFS Global Equity Series—Initial Class Sub-Account
2020		140	$34.26 to $36.39	$38.58 to $41.19	$5,621	1.19%	0.10% to 0.60%	12.61% to 13.17%
2019		155	$26.40 to $27.90	$34.26 to $36.39	$5,506	1.11%	0.10% to 0.60%	29.79% to 30.44%
2018		139	$29.42 to $30.48	$26.40 to $27.90	$3,786	0.90%	0.10% to 0.60%	(10.29)% to (7.09)%
2017		182	$23.86 to $24.63	$29.42 to $30.48	$5,495	0.90%	0.25% to 0.60%	23.33% to 23.76%
2016		154	$22.36 to $23.00	$23.86 to $24.63	$3,740	0.99%	0.25% to 0.60%	6.71% to 7.08%

MFS Growth Series—Initial Class Sub-Account
2020		10	$82.82 to $87.97	$108.55 to $115.88	$1,128	0.00%	0.10% to 0.58%	31.07% to 31.73%
2019		10	$60.31 to $63.74	$82.82 to $87.97	$889	0.00%	0.10% to 0.59%	37.32% to 38.01%
2018		14	$59.10 to $61.22	$60.31 to $63.74	$892	0.08%	0.10% to 0.60%	(9.74)% to 2.41%
2017		15	$45.24 to $46.70	$59.10 to $61.22	$910	0.10%	0.25% to 0.60%	30.62% to 31.08%
2016		17	$44.43 to $45.70	$45.24 to $46.70	$770	0.04%	0.25% to 0.60%	1.83% to 2.19%

MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
2020		204	$35.74 to $37.97	$43.53 to $46.47	$9,207	0.43%	0.10% to 0.60%	21.79% to 22.40%
2019		229	$25.69 to $27.15	$35.74 to $37.97	$8,442	0.68%	0.10% to 0.60%	39.12% to 39.81%
2018		152	$25.64 to $26.56	$25.69 to $27.15	$4,014	0.52%	0.10% to 0.60%	(9.18)% to 0.56%
2017		229	$20.09 to $20.73	$25.64 to $26.56	$6,016	0.65%	0.25% to 0.60%	27.66% to 28.10%
2016		182	$19.05 to $19.59	$20.09 to $20.73	$3,721	0.59%	0.25% to 0.60%	5.44% to 5.81%

MFS Utilities Series—Initial Class Sub-Account
2020		44	$69.01 to $73.30	$72.65 to $77.55	$3,304	2.34%	0.10% to 0.60%	5.27% to 5.80%
2019		49	$55.51 to $58.67	$69.01 to $73.30	$3,496	4.04%	0.10% to 0.60%	24.32% to 24.94%
2018		45	$55.26 to $57.24	$55.51 to $58.67	$2,556	1.02%	0.10% to 0.60%	(2.98)% to 0.81%
2017		51	$48.41 to $49.97	$55.26 to $57.24	$2,854	4.21%	0.25% to 0.60%	14.15% to 14.55%
2016		49	$43.69 to $44.94	$48.41 to $49.97	$2,440	3.75%	0.25% to 0.60%	10.81% to 11.19%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio Sub-Account
2020		1,410	$31.34 to $33.29	$30.34 to $32.39	$44,093	1.28%	0.10% to 0.60%	(3.20)% to (2.72)%
2019		1,242	$27.01 to $28.55	$31.34 to $33.29	$39,999	0.73%	0.10% to 0.60%	16.05% to 16.63%
2018		1,182	$32.07 to $33.22	$27.01 to $28.55	$32,688	0.66%	0.10% to 0.60%	(19.53)% to (15.33)%
2017		1,194	$27.64 to $28.53	$32.07 to $33.22	$39,124	0.87%	0.25% to 0.60%	16.04% to 16.44%
2016		1,147	$23.94 to $24.62	$27.64 to $28.53	$32,295	0.72%	0.25% to 0.60%	15.47% to 15.88%

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio-I Class Sub-Account
2020		50	$38.24 to $40.62	$45.45 to $48.52	$2,365	0.60%	0.10% to 0.60%	18.85% to 19.44%
2019	(w)	57	$33.59 to $36.74	$38.24 to $40.62	$2,248	0.59%	0.10% to 0.60%	10.14% to 10.51%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-71

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
2020	282	$19.50 to $20.71	$20.96 to $22.38	$6,208	5.33%	0.10% to 0.60%	7.52% to 8.06%
2019	239	$17.52 to $18.52	$19.50 to $20.71	$4,819	3.09%	0.10% to 0.60%	11.25% to 11.80%
2018	239	$18.60 to $19.26	$17.52 to $18.52	$4,304	3.26%	0.10% to 0.60%	(5.77)% to (3.31)%
2017	232	$16.45 to $16.98	$18.60 to $19.26	$4,422	4.96%	0.25% to 0.60%	13.09% to 13.48%
2016	203	$14.63 to $15.05	$16.45 to $16.98	$3,402	2.84%	0.25% to 0.60%	12.40% to 12.80%

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
2020	92	$16.63 to $17.15	$16.78 to $17.39	$1,579	6.13%	0.10% to 0.60%	0.89% to 1.40%
2019	93	$14.99 to $15.38	$16.63 to $17.15	$1,574	4.56%	0.10% to 0.60%	10.97% to 11.52%
2018	117	$17.54 to $17.80	$14.99 to $15.38	$1,782	2.09%	0.10% to 0.61%	(14.56)% to (8.48)%
2017	99	$17.23 to $17.43	$17.54 to $17.80	$1,754	11.29%	0.25% to 0.60%	1.79% to 2.14%
2016	81	$15.05 to $15.16	$17.23 to $17.43	$1,407	1.26%	0.25% to 0.60%	14.53% to 14.93%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2020	1,165	$32.36 to $33.37	$34.38 to $35.63	$40,719	4.73%	0.10% to 0.60%	6.23% to 6.76%
2019	1,184	$28.32 to $29.06	$32.36 to $33.37	$38,845	4.57%	0.10% to 0.60%	14.26% to 14.83%
2018	1,196	$29.86 to $30.30	$28.32 to $29.06	$34,255	4.29%	0.10% to 0.60%	(5.16)% to (3.09)%
2017	999	$27.30 to $27.60	$29.86 to $30.30	$30,107	5.21%	0.25% to 0.60%	9.40% to 9.78%
2016	723	$24.19 to $24.38	$27.30 to $27.60	$19,862	5.42%	0.25% to 0.60%	12.84% to 13.23%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
2020	259	$18.69 to $19.85	$20.49 to $21.87	$5,552	2.58%	0.10% to 0.60%	9.62% to 10.17%
2019	250	$17.69 to $18.70	$18.69 to $19.85	$4,867	2.61%	0.10% to 0.60%	5.65% to 6.18%
2018	284	$18.55 to $19.21	$17.69 to $18.70	$5,192	6.53%	0.10% to 0.60%	(4.63)% to (2.39)%
2017	298	$17.15 to $17.70	$18.55 to $19.21	$5,673	2.19%	0.25% to 0.60%	8.14% to 8.52%
2016	274	$16.56 to $17.03	$17.15 to $17.70	$4,808	1.66%	0.25% to 0.60%	3.58% to 3.94%

PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2020	5,162	$18.22 to $19.35	$20.26 to $21.63	$108,156	1.57%	0.10% to 0.60%	11.21% to 11.77%
2019	5,546	$16.88 to $17.84	$18.22 to $19.35	$103,984	1.81%	0.10% to 0.60%	7.95% to 8.49%
2018	5,926	$17.33 to $17.96	$16.88 to $17.84	$102,503	2.60%	0.10% to 0.60%	(2.65)% to (1.36)%
2017	5,337	$16.80 to $17.34	$17.33 to $17.96	$94,591	2.54%	0.25% to 0.60%	3.19% to 3.55%
2016	3,963	$16.04 to $16.50	$16.80 to $17.34	$67,871	2.44%	0.25% to 0.60%	4.73% to 5.09%

PVC Equity Income Account—Class 1 Sub-Account
2020	1,903	$46.74 to $49.65	$49.45 to $52.79	$97,393	2.02%	0.10% to 0.60%	5.80% to 6.33%
2019	1,927	$36.43 to $38.50	$46.74 to $49.65	$92,711	1.93%	0.10% to 0.60%	28.31% to 28.96%
2018	1,983	$38.58 to $39.96	$36.43 to $38.50	$74,025	1.96%	0.10% to 0.60%	(9.96)% to (4.35)%
2017	2,059	$32.06 to $33.09	$38.58 to $39.96	$81,197	2.30%	0.25% to 0.60%	20.35% to 20.77%
2016	1,965	$27.87 to $28.67	$32.06 to $33.09	$64,213	2.79%	0.25% to 0.60%	15.03% to 15.43%

PVC MidCap Account-Class 1 Sub-Account
2020	115	$58.68 to $62.32	$69.02 to $73.68	$8,282	0.72%	0.10% to 0.60%	17.63% to 18.22%
2019	124	$41.25 to $43.60	$58.68 to $62.32	$7,512	0.28%	0.10% to 0.60%	42.24% to 42.95%
2018	132	$44.41 to $46.00	$41.25 to $43.60	$5,606	0.26%	0.10% to 0.60%	(7.11)% to (5.09)%
2017	152	$35.59 to $36.74	$44.41 to $46.00	$6,907	0.55%	0.25% to 0.60%	24.77% to 25.20%
2016	166	$32.44 to $33.37	$35.59 to $36.74	$6,047	0.42%	0.25% to 0.60%	9.71% to 10.09%

Prudential Series Fund-Jennison 20/20 Focus Portfolio—Class II Sub-Account
2020	477	$40.69 to $43.23	$52.75 to $56.32	$26,159	0.00%	0.10% to 0.60%	29.63% to 30.28%
2019	510	$31.88 to $33.70	$40.69 to $43.23	$21,420	0.00%	0.10% to 0.60%	27.63% to 28.27%
2018	537	$34.03 to $35.24	$31.88 to $33.70	$17,584	0.00%	0.10% to 0.60%	(12.98)% to (5.96)%
2017	580	$26.38 to $27.23	$34.03 to $35.24	$20,194	0.00%	0.25% to 0.60%	28.97% to 29.42%
2016	619	$26.22 to $26.97	$26.38 to $27.23	$16,666	0.00%	0.25% to 0.60%	0.63% to 0.98%

B-72	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Prudential Series Fund-Natural Resources Portfolio—Class II Sub-Account
2020		47	$36.08 to $38.33	$40.10 to $42.81	$1,993	0.00%	0.10% to 0.60%	11.15% to 11.71%
2019		42	$32.92 to $34.80	$36.08 to $38.33	$1,586	0.00%	0.10% to 0.60%	9.59% to 10.14%
2018		46	$40.60 to $42.06	$32.92 to $34.80	$1,550	0.00%	0.10% to 0.60%	(22.93)% to (18.62)%
2017		43	$41.06 to $42.39	$40.60 to $42.06	$1,798	0.00%	0.25% to 0.60%	(1.13)% to (0.78)%
2016		50	$33.10 to $34.04	$41.06 to $42.39	$2,098	0.00%	0.25% to 0.60%	24.08% to 24.51%

Prudential Series Fund-Value Portfolio—Class II Sub-Account
2020		155	$48.12 to $51.11	$49.34 to $52.67	$8,058	0.00%	0.10% to 0.60%	2.53% to 3.05%
2019		155	$38.55 to $40.74	$48.12 to $51.11	$7,723	0.00%	0.10% to 0.60%	24.83% to 25.45%
2018		133	$43.20 to $44.75	$38.55 to $40.74	$5,270	0.00%	0.10% to 0.60%	(10.77)% to (7.42)%
2017		144	$37.31 to $38.51	$43.20 to $44.75	$6,362	0.00%	0.25% to 0.60%	15.81% to 16.22%
2016		154	$33.82 to $34.79	$37.31 to $38.51	$5,851	0.00%	0.25% to 0.60%	10.29% to 10.68%

Royce Capital Fund Micro—Cap Portfolio—Investment Class Sub-Account
2020		24	$21.46 to $22.80	$26.41 to $28.19	$662	0.00%	0.10% to 0.60%	7.83% to 23.67%
2019		23	$18.06 to $19.09	$21.46 to $22.80	$511	0.00%	0.10% to 0.59%	18.84% to 19.43%
2018		57	$19.98 to $20.69	$18.06 to $19.09	$1,053	0.00%	0.14% to 0.72%	(19.51)% to (9.27)%
2017		40	$19.11 to $19.72	$19.98 to $20.69	$823	0.26%	0.25% to 0.60%	4.56% to 4.92%
2016		103	$16.06 to $16.52	$19.11 to $19.72	$2,009	1.06%	0.25% to 0.60%	19.00% to 19.41%

Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
2020		346	$21.33 to $22.66	$19.69 to $21.02	$7,122	1.09%	0.10% to 0.60%	(7.71)% to (7.24)%
2019		328	$18.08 to $19.11	$21.33 to $22.66	$7,239	0.73%	0.10% to 0.60%	17.96% to 18.55%
2018		302	$19.85 to $20.56	$18.08 to $19.11	$5,619	0.72%	0.10% to 0.60%	(11.77)% to (8.57)%
2017		329	$18.95 to $19.56	$19.85 to $20.56	$6,691	0.95%	0.25% to 0.60%	4.75% to 5.11%
2016		344	$15.76 to $16.21	$18.95 to $19.56	$6,666	1.78%	0.25% to 0.60%	20.24% to 20.66%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2020		143	$41.06 to $42.11	$52.91 to $54.53	$7,677	0.00%	0.10% to 0.60%	28.84% to 29.49%
2019		128	$32.04 to $32.69	$41.06 to $42.11	$5,309	0.00%	0.10% to 0.60%	28.17% to 28.82%
2018		142	$31.88 to $32.22	$32.04 to $32.69	$4,580	0.00%	0.10% to 0.60%	(9.53)% to 0.85%
2017		95	$25.14 to $25.32	$31.88 to $32.22	$3,038	0.00%	0.25% to 0.60%	26.82% to 27.27%
2016		68	$28.25 to $28.35	$25.14 to $25.32	$1,722	0.00%	0.24% to 0.60%	(11.02)% to (10.71)%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2020		1,877	$26.47 to $27.53	$27.55 to $28.79	$52,806	1.97%	0.10% to 0.60%	4.08% to 4.61%
2019		1,824	$25.52 to $26.40	$26.47 to $27.53	$49,144	2.40%	0.10% to 0.60%	3.73% to 4.25%
2018		1,768	$25.37 to $25.89	$25.52 to $26.40	$45,791	2.01%	0.10% to 0.60%	0.57% to 1.45%
2017		1,638	$25.26 to $25.69	$25.37 to $25.89	$42,082	1.47%	0.25% to 0.60%	0.45% to 0.80%
2016		1,489	$25.07 to $25.41	$25.26 to $25.69	$37,993	1.36%	0.25% to 0.60%	0.76% to 1.11%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2020		931	$18.19 to $19.32	$21.23 to $22.66	$20,469	4.39%	0.10% to 0.60%	16.69% to 17.27%
2019		899	$14.42 to $15.24	$18.19 to $19.32	$16,856	1.24%	0.10% to 0.60%	26.16% to 26.79%
2018		967	$17.16 to $17.77	$14.42 to $15.24	$14,312	1.14%	0.10% to 0.60%	(15.95)% to (13.49)%
2017		1,033	$12.27 to $12.67	$17.16 to $17.77	$18,148	1.16%	0.25% to 0.60%	39.81% to 40.30%
2016		1,113	$10.48 to $10.78	$12.27 to $12.67	$13,935	1.09%	0.25% to 0.60%	17.09% to 17.50%

Vanguard VIF Balanced Portfolio Sub-Account
2020	(y)	25	$25.95 to $27.58	$30.07 to $30.15	$742	0.00%	0.11% to 0.51%	9.44% to 15.20%

Vanguard VIF Capital Growth Portfolio Sub-Account
2020		272	$44.81 to $45.96	$52.33 to $53.93	$14,529	1.49%	0.10% to 0.60%	16.77% to 17.36%
2019		309	$35.64 to $36.37	$44.81 to $45.96	$14,047	1.08%	0.10% to 0.60%	10.16% to 26.37%
2018		316	$36.28 to $36.67	$35.64 to $36.37	$11,385	0.81%	0.10% to 0.60%	(10.44)% to (1.43)%
2017		277	$28.33 to $28.53	$36.28 to $36.67	$10,125	0.64%	0.25% to 0.60%	28.06% to 28.51%
2016		73	$25.71 to $25.81	$28.33 to $28.53	$2,086	1.04%	0.25% to 0.59%	10.18% to 20.44%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-73

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period or year ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Conservative Allocation Portfolio Sub-Account
2020	(z)	29	$24.93 to $27.33	$28.92 to $29.02	$843	0.00%	0.10% to 0.51%	6.07% to 15.62%

Vanguard VIF Equity Index Portfolio Sub-Account
2020		2,602	$43.10 to $44.21	$50.64 to $52.20	$134,497	1.65%	0.10% to 0.60%	17.49% to 18.08%
2019		2,511	$33.03 to $33.70	$43.10 to $44.21	$110,048	1.79%	0.10% to 0.60%	11.44% to 31.17%
2018		2,208	$34.79 to $35.17	$33.03 to $33.70	$73,845	1.64%	0.10% to 0.60%	(5.08)% to (3.49)%
2017		2,056	$28.77 to $28.98	$34.79 to $35.17	$72,226	1.74%	0.25% to 0.60%	20.93% to 21.35%
2016		1,894	$25.89 to $25.98	$28.77 to $28.98	$54,854	0.80%	0.25% to 0.60%	11.14% to 11.53%

Vanguard VIF Global Bond Index Portfolio Sub-Account
2020	(aa)	48	$24.87 to $25.43	$25.54 to $25.61	$1,238	0.00%	0.11% to 0.50%	0.50% to 2.73%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2020		1,447	$32.60 to $33.44	$34.25 to $35.30	$50,273	5.59%	0.10% to 0.60%	5.04% to 5.57%
2019		1,503	$28.36 to $28.94	$32.60 to $33.44	$49,592	5.63%	0.10% to 0.60%	14.98% to 15.56%
2018		1,380	$29.33 to $29.64	$28.36 to $28.94	$39,486	4.50%	0.10% to 0.60%	(3.32)% to (2.22)%
2017		1,186	$27.57 to $27.77	$29.33 to $29.64	$35,021	4.23%	0.25% to 0.60%	6.37% to 6.74%
2016		752	$24.91 to $25.00	$27.57 to $27.77	$20,834	4.04%	0.25% to 0.60%	10.69% to 11.08%

Vanguard VIF International Portfolio Sub-Account
2020	(ab)	48	$27.47 to $36.04	$43.17 to $43.32	$2,059	0.00%	0.10% to 0.61%	19.95% to 56.75%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2020		1,782	$38.86 to $39.86	$45.61 to $47.01	$82,556	1.46%	0.10% to 0.60%	17.37% to 17.95%
2019		1,754	$29.87 to $30.49	$38.86 to $39.86	$69,007	1.39%	0.10% to 0.60%	30.09% to 30.74%
2018		1,486	$33.15 to $33.50	$29.87 to $30.49	$44,813	1.09%	0.10% to 0.60%	(11.63)% to (9.56)%
2017		1,098	$28.00 to $28.21	$33.15 to $33.50	$36,655	1.02%	0.25% to 0.60%	18.37% to 18.78%
2016		666	$25.35 to $25.45	$28.00 to $28.21	$18,748	1.07%	0.25% to 0.60%	10.45% to 10.84%

Vanguard VIF Moderate Allocation Portfolio Sub-Account
2020	(ac)	48	$25.04 to $30.25	$30.71 to $30.81	$1,469	0.00%	0.10% to 0.62%	1.58% to 22.65%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2020		847	$34.88 to $35.77	$32.99 to $34.00	$28,404	2.49%	0.10% to 0.60%	(5.42)% to (4.95)%
2019		793	$27.24 to $27.80	$34.88 to $35.77	$28,008	2.66%	0.10% to 0.60%	28.04% to 28.68%
2018		796	$28.96 to $29.27	$27.24 to $27.80	$21,909	2.72%	0.10% to 0.60%	(7.66)% to 2.13%
2017		615	$27.80 to $28.00	$28.96 to $29.27	$17,944	2.17%	0.25% to 0.60%	4.15% to 4.52%
2016		395	$25.81 to $25.91	$27.80 to $28.00	$11,041	1.94%	0.25% to 0.60%	7.71% to 8.09%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2020		475	$41.54 to $42.60	$50.86 to $52.42	$24,568	0.65%	0.10% to 0.60%	22.45% to 23.06%
2019		476	$32.62 to $33.29	$41.54 to $42.60	$20,052	0.46%	0.10% to 0.60%	27.34% to 27.98%
2018		471	$35.38 to $35.76	$32.62 to $33.29	$15,529	0.35%	0.10% to 0.60%	(18.32)% to (7.50)%
2017		361	$28.83 to $29.04	$35.38 to $35.76	$12,857	0.45%	0.25% to 0.60%	22.73% to 23.16%
2016		309	$25.24 to $25.33	$28.83 to $29.04	$8,946	0.28%	0.25% to 0.60%	14.25% to 14.65%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2020		7,980	$27.96 to $28.67	$29.90 to $30.82	$242,375	2.36%	0.10% to 0.60%	6.94% to 7.47%
2019		6,630	$25.88 to $26.41	$27.96 to $28.67	$187,721	2.32%	0.10% to 0.60%	8.02% to 8.57%
2018		4,725	$26.07 to $26.35	$25.88 to $26.41	$123,467	2.05%	0.10% to 0.60%	(0.73)% to 1.87%
2017		3,213	$25.35 to $25.53	$26.07 to $26.35	$84,390	1.88%	0.25% to 0.60%	2.86% to 3.22%
2016		1,701	$24.88 to $24.98	$25.35 to $25.53	$43,317	1.80%	0.25% to 0.60%	1.86% to 2.22%

Vanguard VIF Total International Stock Market Index Portfolio Sub-Account
2020	(ad)	95	$24.95 to $29.59	$34.64 to $34.73	$3,295	0.00%	0.10% to 0.50%	16.98% to 34.81%

Vanguard VIF Total Stock Market Index Portfolio Sub-Account
2020	(ae)	125	$25.21 to $28.95	$34.59 to $34.70	$4,317	0.00%	0.10% to 0.60%	20.76% to 38.95%

B-74	Statement of Additional Information ∎ Single Premium Immediate Annuities

concluded

					For the period or year ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

VY Clarion Global Real Estate Portfolio—Class I Sub-Account
2020	177	$46.61 to $48.92	$44.09 to $46.51	$8,024	5.90%	0.10% to 0.60%	(5.40)% to (4.92)%
2019	177	$37.59 to $39.25	$46.61 to $48.92	$8,431	2.84%	0.10% to 0.60%	23.99% to 24.61%
2018	192	$41.34 to $42.46	$37.59 to $39.25	$7,368	5.54%	0.10% to 0.60%	(9.07)% to (7.20)%
2017	197	$37.54 to $38.43	$41.34 to $42.46	$8,281	3.77%	0.25% to 0.60%	10.11% to 10.49%
2016	201	$37.43 to $38.19	$37.54 to $38.43	$7,672	1.19%	0.25% to 0.60%	0.29% to 0.64%

Wanger International Sub-Account
2020	178	$71.04 to $75.45	$80.75 to $86.21	$14,878	2.03%	0.10% to 0.60%	13.68% to 14.25%
2019	183	$54.98 to $58.10	$71.04 to $75.45	$13,400	0.83%	0.10% to 0.60%	29.21% to 29.86%
2018	191	$67.20 to $69.61	$54.98 to $58.10	$10,777	2.08%	0.10% to 0.60%	(20.81)% to (17.91)%
2017	220	$50.87 to $52.50	$67.20 to $69.61	$15,153	1.20%	0.25% to 0.60%	32.12% to 32.58%
2016	211	$51.90 to $53.39	$50.87 to $52.50	$10,968	1.14%	0.25% to 0.60%	(2.00)% to (1.65)%

Wanger Select Sub-Account
2020	31	$61.75 to $65.59	$77.74 to $82.99	$2,529	0.79%	0.10% to 0.60%	25.90% to 26.53%
2019	33	$48.04 to $50.78	$61.75 to $65.59	$2,108	0.08%	0.10% to 0.60%	28.53% to 29.17%
2018	48	$55.18 to $57.16	$48.04 to $50.78	$2,393	0.17%	0.10% to 0.60%	(23.32)% to (12.63)%
2017	43	$43.83 to $45.24	$55.18 to $57.16	$2,458	0.18%	0.25% to 0.60%	25.91% to 26.35%
2016	46	$38.89 to $40.01	$43.83 to $45.24	$2,043	0.18%	0.25% to 0.60%	12.68% to 13.08%

Wanger USA Sub-Account
2020	27	$101.13 to $107.42	$124.88 to $133.31	$3,510	0.00%	0.10% to 0.60%	23.49% to 24.10%
2019	25	$77.60 to $82.02	$101.13 to $107.42	$2,601	0.28%	0.10% to 0.59%	30.32% to 30.97%
2018	26	$79.23 to $82.07	$77.60 to $82.02	$2,080	0.11%	0.10% to 0.60%	(15.02)% to (1.71)%
2017	16	$66.65 to $68.80	$79.23 to $82.07	$1,317	0.00%	0.25% to 0.60%	18.87% to 19.28%
2016	14	$58.98 to $60.67	$66.65 to $68.80	$959	0.00%	0.25% to 0.60%	13.01% to 13.40%

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2020	724	$18.53 to $19.69	$19.77 to $21.11	$14,828	4.06%	0.10% to 0.60%	6.67% to 7.21%
2019	756	$16.30 to $17.23	$18.53 to $19.69	$14,454	5.21%	0.10% to 0.60%	13.70% to 14.27%
2018	830	$17.07 to $17.68	$16.30 to $17.23	$13,873	5.11%	0.10% to 0.60%	(4.50)% to (2.11)%
2017	853	$15.80 to $16.31	$17.07 to $17.68	$14,899	5.42%	0.25% to 0.60%	8.00% to 8.38%
2016	882	$13.75 to $14.15	$15.80 to $16.31	$14,223	5.36%	0.25% to 0.60%	14.92% to 15.32%

(a)	Does not include expenses of underlying fund.
(b)

Not annualized for periods less than one year. Certain bands for some Sub-Accounts were activated in 2020. The commencement date of the activated bands varies across Sub-Accounts. The total return presented for the activated bands represents the return from commencement to December 31, 2020.

(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the underlying fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(g)

These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administration and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

(v)	Sub-account commenced operations on July 11, 2017.
(w)	Sub-account commenced operations on April 30, 2019.
(x)	Sub-account commenced operations on December 11, 2020.
(y)	Sub-account commenced operations on June 3, 2020.
(z)	Sub-account commenced operations on May 13, 2020.
(aa)	Sub-account commenced operations on May 12, 2020.
(ab)	Sub-account commenced operations on May 27, 2020.
(ac)	Sub-account commenced operations on May 14, 2020.
(ad)	Sub-account commenced operations on May 15, 2020.
(ae)	Sub-account commenced operations on May 12, 2020.

Note 6—subsequent events

The Delaware VIP Diversified Income Series—Standard Class was merged with LVIP Delaware Diversified Income Fund—Standard Class effective April 30, 2021.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-75

B-76	Statement of Additional Information ∎ Single Premium Immediate Annuities

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Emphasis of matters

As discussed in Note 9 to the statutory-basis financial statements, the Company has entered into significant transactions with affiliated entities. As discussed in Note 1 to the statutory-basis financial statements, effective December 31, 2019, the Company no longer manufactures life insurance products for new customers and will continue to service all existing life insurance contracts. Our opinion is not modified with respect to these matters.

New York, New York

March 11, 2021

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-77

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands, except share amounts)	2020	2019

ADMITTED ASSETS

Bonds	$11,168,305	$8,666,133

Preferred stocks	183	183

Cash, cash equivalents and short-term investments	282,344	279,379

Contract loans	43,089	39,827

Other long-term investments	4,810	4,689

Investment income due and accrued	90,841	75,394

Net deferred federal income tax asset	17,788	17,544

Reinsurance amounts receivable	4,531	8,601

Other assets	42,329	24,013

Separate account assets	4,106,499	4,022,073

Total admitted assets	$15,760,719	$13,137,836

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$10,723,935	$8,486,611

Asset valuation reserve	56,002	52,681

Interest maintenance reserve	32,341	16,160

Federal income tax payable to TIAA	6,703	3,223

Other amounts payable on reinsurance	9,226	9,432

Other liabilities	18,686	50,021

Separate account liabilities	4,095,043	4,009,171

Total liabilities	$14,941,936	$12,627,299

Capital and surplus

Capital stock (2,500 shares of $1,000 par value common stock authorized, issued and outstanding)	2,500	2,500

Additional paid-in capital	777,500	777,500

Surplus (deficit)	38,783	(269,463)

Total capital and surplus	818,783	510,537

Total liabilities, capital and surplus	$15,760,719	$13,137,836

B-78	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2020	2019	2018

REVENUES

Insurance and annuity premiums and other considerations	$369,414	$627,093	$692,435

Net investment income	353,764	306,108	270,010

Commissions and expense allowances on reinsurance ceded	10,615	15,729	18,777

Reserve adjustments on reinsurance ceded	(8,867)	6,029	16,144

Separate account fees and other revenues	18,691	24,455	26,613

Total revenues	$743,617	$979,414	$1,023,979

EXPENSES

Policy and contract benefits	$356,581	$382,263	$340,270

Increase/(decrease) in policy and contract reserves	(186,639)	400,597	244,207

Insurance expenses and taxes (excluding federal income taxes)	73,322	148,245	148,568

Commissions on premiums	7,531	18,919	24,437

Interest on deposit-type contracts	113,162	83,936	65,250

Net transfers to separate accounts	44,786	140,213	214,334

Total expenses	$408,743	$1,174,173	$1,037,066

Income (loss) before federal income tax and net realized capital gains (losses)	334,874	(194,759)	(13,087)

Federal income tax expense	18,634	3,653	2,364

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(4,721)	(9,371)	819

Net income (loss)	$311,519	$(207,783)	$(14,632)

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-79

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2017	$2,500	$457,500	$(48,459)	$411,541

Net income (loss)	—	—	(14,632)	(14,632)

Change in net unrealized capital gains (losses) on investments	—	—	(202)	(202)

Change in asset valuation reserve	—	—	(5,570)	(5,570)

Change in surplus in separate accounts	—	—	(349)	(349)

Change in liability for reinsurance in unauthorized companies	—	—	10,648	10,648

Change in net deferred income tax	—	—	4,947	4,947

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(5,180)	(5,180)

Deferred premium asset limitation	—	—	(1,927)	(1,927)

Other assets	—	—	1,608	1,608

Capital contribution	—	100,000	—	100,000

Balance, December 31, 2018	$2,500	$557,500	$(59,116)	$500,884

Net income (loss)	—	—	(207,783)	(207,783)

Change in asset valuation reserve	—	—	(195)	(195)

Change in surplus in separate accounts	—	—	(2,422)	(2,422)

Change in liability for reinsurance in unauthorized companies	—	—	(1,575)	(1,575)

Change in net deferred income tax	—	—	49,276	49,276

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(48,505)	(48,505)

Deferred premium asset limitation	—	—	830	830

Other assets	—	—	27	27

Capital contribution	—	220,000	—	220,000

Balance, December 31, 2019	$2,500	$777,500	$(269,463)	$510,537

Net income (loss)	—	—	311,519	311,519

Change in reserve on account of change in valuation basis	—	—	(4,574)	(4,574)

Change in asset valuation reserve	—	—	(3,321)	(3,321)

Change in surplus in separate accounts	—	—	(1,089)	(1,089)

Change in liability for reinsurance in unauthorized companies	—	—	4,217	4,217

Change in net deferred income tax	—	—	(48,432)	(48,432)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	48,676	48,676

Deferred premium asset limitation	—	—	1,275	1,275

Other assets	—	—	(25)	(25)

Balance, December 31, 2020	$2,500	$777,500	$38,783	$818,783

B-80	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory—basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2020	2019	2018

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$370,067	$619,203	$687,300

Net investment income	338,936	298,580	261,013

Separate account fees and other revenues	30,941	41,853	43,854

Total Receipts	739,944	959,636	992,167

Policy and contract benefits	363,787	375,875	304,039

Commissions and expenses paid	80,840	167,402	173,344

Federal income taxes paid	18,764	1,047	5,621

Net transfers to separate accounts	43,977	141,797	217,883

Total Disbursements	507,368	686,121	700,887

Net cash from operations	232,576	273,515	291,280

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	1,131,646	874,143	638,932

Other invested assets	—	—	1,000

Net gains on cash, cash equivalents and short-term investments	12	1	—

Miscellaneous proceeds	1,805	15,198	399

Cost of investments acquired:

Bonds	3,619,359	1,626,571	1,312,893

Net increase in contract loans	3,262	6,055	6,755

Miscellaneous applications	15,339	1	—

Net cash used in investments	(2,504,497)	(743,285)	(679,317)

CASH FROM FINANCING AND OTHER

Additional paid in capital	—	220,000	100,000

Net deposits on deposit-type contracts funds	2,307,362	353,547	339,319

Other cash provided (applied)	(32,476)	3,849	17,825

Net cash from financing and other	2,274,886	577,396	457,144

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	2,965	107,626	69,107

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	279,379	171,753	102,646

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$282,344	$279,379	$171,753

See notes to statutory-basis financial statements	Single Premium Immediate Annuities ∎ Statement of Additional Information	B-81

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans, and single premium immediate annuities.

Effective December 31, 2019, the Company no longer manufactures life insurance products for new customers, but continues to offer an existing universal life policy as a permanent life insurance conversion option for owners of TIAA Life term life insurance policies with conversion privileges. The Company continues to service all existing contracts on life insurance products.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	NAIC SAP#	Financial Statement Line	2020	2019	2018

Net income (loss), New York SAP			$311,519	$(207,783)	$(14,632)

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase/(decrease) in policy and contract reserves	(638)	1,381	1,140

Net income (loss), NAIC SAP			$310,881	$(206,402)	$(13,492)

Capital and surplus, New York SAP			$818,783	$510,537	$500,884

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	746	466	63

Separate Account Assets	56	Separate account assets	—	6,845	(33,873)

Separate Account Liabilities	56	Separate account liabilities	—	(8,414)	28,900

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	6,476	7,114	5,734

Capital and surplus, NAIC SAP			$826,005	$516,548	$501,708

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Stable Value Separate Account (“SVSA”) products are accounted for at book value in accordance with New York Insurance Law (“NYIL”) Section 1414. The separate account liabilities for the benefits guaranteed under the contracts are carried at book value in accordance with NYIL section 4217, NYDFS Regulation No. 151. During 2020, the contract backed by the Stable Value Separate Account-3 was terminated, the market value of the account was distributed, the liabilities were settled and the account was closed. As of December 31, 2020, there were no remaining balances within the SVSA product.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to antiselection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The Company’s risk based capital as of December 31, 2020 and 2019 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

B-82	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve (“AVR”), which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-83

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during March 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Company’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Company’s business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

B-84	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Long-term Investments: Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the general account. The Company’s separate accounts are legally insulated from the general account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value, except the SVSA which supported book value separate account agreements, in which case the assets were accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2020	2019	Change

Net deferred tax assets	$30,987	$79,663	$(48,676)

Deferred premium assets	35,228	36,503	(1,275)

Sundry receivables	26	1	25

Total	$66,241	$116,167	$(49,926)

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-85

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2020	2019	2018

Exchange/restructure/transfer of bond investments	$213,446	$148,047	$168,869

Capitalized interest on bonds	$2,877	$2,461	$1,739

Interest credited on deposit-type contracts	$112,220	$83,808	$65,561

B-86	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to Statements of Statutory Accounting Principles (“SSAP”) No. 51R, Life Contracts (“SSAP 51R”) to facilitate the implementation of principles-based reserving (“PBR”), effective January 1, 2020. Under PBR, the Company is required to hold the higher of (a) the reserves for life using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The Company received a one year deferral on adopting PBR for life insurance from the Department and plans to request an exemption in 2021 as the Company no longer manufactures life insurance. As a result, the Company did not adopt PBR for life insurance during 2020. If the Company had adopted PBR for life insurance it would not have had a material impact to its financial statements.

In May 2020, the NAIC adopted modifications to SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”) and SSAP 51R. The adoption provides revisions to SSAP 3 and SSAP 51R with a January 1, 2020 effective date. The revisions require disclosure of changes in the reserve valuation basis, as a result of the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”). Additionally, requirements for PBR for variable annuities are disclosed in a manner which is consistent with a change in valuation basis and with additional disclosures regarding the phase-in period. The Company adopted VM-21 during 2020 without a phase-in period and elected to use the factor based alternative method as of December 31, 2020. The Company included the related disclosure as seen in the following paragraph.

During 2020, the Company elected to change its method for calculating reserves on variable annuity products with guaranteed death benefits. This variable annuity product is subject to the NYDFS Regulation 213, Principle-Based Reserving (“Reg 213”) and the VM, which includes VM-21. Under Reg 213 and VM-21, reserves can be calculated with a modeled approach or a factor based alternative method. In order to simplify the calculation, the Company moved from a modeled approach to the factor based alternative method during 2020. The impact of this change was an opening surplus reduction of $4,574 thousand. In the prior year, reserves for life and health insurance, annuities and deposit-type contracts would have been higher by $4,574 thousand as of December 31, 2019 and the deficit would have been higher by $4,574 thousand. If this change in method had been adopted in 2019, the increase in policy and contract reserves would have been $12,329 thousand higher, resulting in a $12,329 thousand increase in net loss.

In November 2020, the NAIC adopted revisions to SSAP No. 43R, Loan-backed and Structured Securities, which were effective immediately. These revisions update the financial modeling guidance/mapping instructions for residential mortgage-backed securities (“RMBS”)/commercial mortgage-backed securities (“CMBS”) to ensure consistency with guidance recently adopted in the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual”). The Company adopted this guidance, and it did not have a material impact to its financial statements.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2020
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$253,013	$10,724	$—	$263,737

All other governments	64,257	6,693	—	70,950

States, territories & possessions	29,742	3,119	—	32,861

Political subdivisions of states, territories, & possessions	8,207	1,301	—	9,508

Special revenue & special assessment, non-guaranteed agencies & government	1,048,484	60,616	(359)	1,108,741

Industrial & miscellaneous	9,750,877	1,232,018	(2,400)	10,980,495

Hybrids	13,725	999	—	14,724

Total	$11,168,305	$1,315,470	$(2,759)	$12,481,016

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-87

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2019
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$230,774	$5,047	$(54)	$235,767

All other governments	65,113	2,869	—	67,982

States, territories & possessions	34,710	2,677	—	37,387

Political subdivisions of states, territories, & possessions	16,563	750	—	17,313

Special revenue & special assessment, non-guaranteed agencies & government	797,600	23,852	(2,032)	819,420

Industrial & miscellaneous	7,507,648	563,545	(4,990)	8,066,203

Hybrids	13,725	1,029	—	14,754

Total	$8,666,133	$599,769	$(7,076)	$9,258,826

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2020

All other bonds	$188,714	$(2,083)	$186,631	$2,508	$(513)	$1,995

Loaned-backed and structured bonds	57,137	(151)	56,986	423	(13)	410

Total	$245,851	$(2,234)	$243,617	$2,931	$(526)	$2,405

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2019

All other bonds	$253,833	$(2,626)	$251,207	$55,905	$(2,086)	$53,819

Loaned-backed and structured bonds	233,491	(1,244)	232,247	115,175	(1,120)	114,055

Total	$487,324	$(3,870)	$483,454	$171,080	$(3,206)	$167,874

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

B-88	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2020		December 31, 2019
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$439,183	$444,456	$243,067	$244,229

Due after one year through five years	2,035,808	2,156,250	1,649,573	1,694,958

Due after five years through ten years	3,783,398	4,170,798	2,695,680	2,846,523

Due after ten years	3,364,536	4,091,381	2,821,641	3,193,633

Subtotal	9,622,925	10,862,885	7,409,961	7,979,343

Residential mortgage-backed securities	730,155	756,566	627,772	636,009

Commercial mortgage-backed securities	326,225	353,638	240,080	248,272

Asset-backed securities	489,000	507,927	388,320	395,202

Subtotal	1,545,380	1,618,131	1,256,172	1,279,483

Total	$11,168,305	$12,481,016	$8,666,133	$9,258,826

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2020		2019

NAIC 1 and 2	$11,162,826	100.0%	$8,641,404	99.7%

NAIC 3 through 6	5,479	0.0	24,729	0.3

Total	$11,168,305	100.0%	$8,666,133	100.0%

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2020	2019

Finance and financial services	24.8%	20.1%

Manufacturing	18.0%	17.3%

Public utilities	12.4%	12.7%

Residential mortgage-backed securities	6.6%	7.2%

Services	5.1%	5.3%

Real estate investment trusts	4.9%	5.8%

Oil and gas	4.6%	6.1%

Asset-backed securities	4.4%	4.5%

Revenue and special obligations	4.2%	3.4%

Transportation	3.5%	4.8%

Communications	3.4%	3.6%

Commercial mortgage-backed securities	2.9%	2.8%

Retail & wholesale trade	2.9%	2.6%

U.S. governments	1.2%	2.5%

Other governments	0.6%	0.8%

Mining	0.5%	0.5%

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-89

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2020	2019	2018

Bonds	$360,856	$313,669	$281,016

Other long-term investments	339	340	555

Cash, cash equivalents and short-term investments	416	1,167	879

Contract loans	1,921	1,700	1,327

Total gross investment income	363,532	316,876	283,777

Investment expenses	(12,287)	(12,069)	(14,906)

Net investment income before amortization/(accretion) of IMR	351,245	304,807	268,871

Amortization/(accretion) of IMR	2,519	1,301	1,139

Net investment income	$353,764	$306,108	$270,010

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2020	2019	2018

Bonds	$17,576	$(279)	$(1,883)

Cash, cash equivalent and short-term investments	12	1	—

Total before capital gain (loss) tax and transfers to IMR, net of taxes	17,588	(278)	(1,883)

Transfers to IMR, net of taxes	(18,699)	(6,292)	1,488

Capital gain/loss tax benefit (expense)	(3,610)	(2,801)	1,214

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$(4,721)	$(9,371)	$819

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2020	2019	2018

Other-than-temporary impairments:

Bonds	$916	$9,477	$5,868

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2020	2019	2018

Proceeds from sales	$424,785	$219,451	$129,264

Gross gains on sales	$19,345	$5,466	$4,752

Gross losses on sales	$8,885	$1,362	$839

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 5—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

B-90	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2020 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Assets:

Bonds	$12,481,016	$11,168,305	$—	$12,469,817	$11,199

Preferred stock	3,725	183	3,725	—	—

Other long-term investments	6,003	4,667	—	6,003	—

Separate account assets	4,106,499	4,106,499	4,083,823	22,676	—

Contract loans	43,089	43,089	—	—	43,089

Cash, cash equivalent & short term investments	282,322	282,344	31,275	251,047	—

Total	$16,922,654	$15,605,087	$4,118,823	$12,749,543	$54,288

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$6,961,431	$6,961,431	$—	$—	$6,961,431

Separate account liabilities	4,095,043	4,095,043	—	—	4,095,043

Total	$11,056,474	$11,056,474	$—	$—	$11,056,474

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-91

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2019 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

Assets:

Bonds	$9,258,826	$8,666,133	$—	$9,243,691	$15,135

Preferred stock	5,149	183	5,149	—	—

Other long-term investments	5,847	4,689	—	5,847	—

Separate account assets	4,028,918	4,022,073	3,596,767	432,151	—

Contract loans	39,827	39,827	—	—	39,827

Cash, cash equivalent & short term investments	279,385	279,379	25,834	253,551	—

Total	$13,617,952	$13,012,284	$3,627,750	$9,935,240	$54,962

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$4,541,418	$4,541,418	$—	$—	$4,541,418

Separate account liabilities	4,009,171	4,009,171	—	—	4,009,171

Total	$8,550,589	$8,550,589	$—	$—	$8,550,589

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2020 and 2019. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Other long-term investments in Level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash equivalents in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

B-92	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

	2020
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Separate account assets	$4,083,823	$22,676	$—	$4,106,499

Total assets at fair value	$4,083,823	$22,676	$—	$4,106,499

Total liabilities at fair value	$—	$—	$—	$—

	2019
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Separate account assets	$3,594,183	$31,909	$—	$3,626,092

Total assets at fair value	$3,594,183	$31,909	$—	$3,626,092

Total liabilities at fair value	$—	$—	$—	$—

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2020 and 2019, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 6—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company (in thousands):

	2020
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$8,044	$—	$—	$—	$8,044	$8,112	$(68)	$—	$8,044	0.051%	0.051%

	2019
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non Admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$8,112	$—	$—	$—	$8,112	$8,174	$(62)	$—	$8,112	0.061%	0.062%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-93

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 7—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2020		2019
	Gross	Net of Loading	Gross	Net of Loading

Ordinary new business	$—	$—	$1,544	$1,595

Ordinary renewal	21,452	57,093	20,533	56,753

Total	$21,452	$57,093	$22,077	$58,348

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 8—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2020, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, and group life.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-3 (“SVSA-3”) was established on November 13, 2013, as a non-unitized guaranteed separate accounts that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The guaranteed investment contracts (“GICs”) backed by the SVSA-3 were terminated effective February 5, 2020. The market value of the account was distributed, and the liabilities were settled. The account was subsequently closed in 2020. The assets of this account were carried at amortized cost.

SVSA accounts supported contracts issued as one of several vehicles for stable value funds. Participant withdrawals from the stable value fund were typically funded through the stable value fund’s cash buffer account which was held outside of the contract. In the event that the stable value fund’s cash buffer account was insufficient to pay participant and plan sponsor withdrawals, the sponsor of the stable value fund could have requested that the Company’s pro-rata share of such excess amounts be paid from the Company’s contract. Certain participant withdrawals requested from the Company’s contract were paid at book value and others were paid at the lesser of book value or market value. Plan Sponsor withdrawals from the stable value fund were typically paid (to the extent the fund’s cash buffer account is insufficient) at book value as long as 12 months advance notice was provided by the plan sponsor.

SVSA contracts utilized an interest crediting formula that included a guaranteed crediting rate adjusted for the market value of the separate account assets over a period reflecting the duration of such assets.

B-94	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Life VLI-1	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

TIAA Life SVSA-3	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s Separate Account assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2020		2019
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Life VLI-1	$369,281	$—	$304,014	$—

TIAA Life VLI-2	237,305	—	204,996	—

TIAA Life VA-1	3,469,484	—	3,084,145	—

TIAA Life MVA-1	—	30,429	—	32,936

TIAA Life SVSA-3	—	—	395,982	—

Total	$4,076,070	$30,429	$3,989,137	$32,936

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2020
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$10	$—	$245,872	$245,882

Reserves

For accounts with assets at:

Fair value	$18,639	$—	$4,072,644	$4,091,283

Amortized cost	—	—	—	—

Total reserves	$18,639	$—	$4,072,644	$4,091,283

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$18,359	$—	$—	$18,359

At fair value	—	—	4,072,644	4,072,644

Not subject to discretionary withdrawal	280	—	—	280

Total reserves	$18,639	$—	$4,072,644	$4,091,283

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-95

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2019
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$1,623	$—	$371,445	$373,068

Reserves

For accounts with assets at:

Fair value	$21,367	$—	$3,587,488	$3,608,855

Amortized cost	388,268	—	—	388,268

Total reserves	$409,635	$—	$3,587,488	$3,997,123

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$21,247	$—	$—	$21,247

At fair value	388,268	—	3,587,488	3,975,756

Not subject to discretionary withdrawal	120	—	—	120

Total reserves	$409,635	$—	$3,587,488	$3,997,123

	2018
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$1,582	$—	$414,636	$416,218

Reserves

For accounts with assets at:

Fair value	$19,302	$16,557	$2,834,612	$2,870,471

Amortized cost	2,105,121	—	—	2,105,121

Total reserves	$2,124,423	$16,557	$2,834,612	$4,975,592

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$18,802	$16,557	$—	$35,359

At fair value	2,105,121	—	2,834,612	4,939,733

Not subject to discretionary withdrawal	500	—	—	500

Total reserves	$2,124,423	$16,557	$2,834,612	$4,975,592

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2020	2019	2018

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$244,999	$369,654	$420,769

Transfers from separate accounts	(199,564)	(229,333)	(206,366)

Net transfers to separate accounts	45,435	140,321	214,403

Reconciling adjustments:

Fund transfer exchange gain (loss)	(649)	(108)	(69)

Transfers as reported in the Company’s Statements of Operations	$44,786	$140,213	$214,334

B-96	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Note 9—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account. The Company made payments to TIAA for the years ended December 31, as follows (in thousands):

	2020	2019	2018

Payments to TIAA

Operating expenses	$51,067	$117,015	$114,861

Investment expenses	12,109	11,755	14,490

Total	$63,176	$128,770	$129,351

TAL also provides investment advisory services and other administrative services for all of the Company’s insurance separate accounts, including GIC separate accounts, in accordance with an Investment Management Agreement. During 2020, the contracts backed by the SVSA-3 were terminated, resulting in lower investment advisory services from TAL.

Payments made to TAL for services for the years ended December 31, are as follows (in thousands):

	2020	2019	2018

Payments to TAL	$145	$2,251	$3,198

Nuveen Securities, LLC (“NS”), an indirect subsidiary of TIAA’s wholly owned subsidiary Nuveen, LLC, and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2020	2019	2018

Payments to NS and Services	$4,329	$15,974	$16,834

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2020	2019	2018

Payments to TFI	$17,286	$12,880	$13,395

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. During 2020, there were no contributions from TIAA to the Company. During 2019, TIAA contributed $220,000 thousand in capital to the Company.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 2, 2021. As of December 31, 2020, $30,000 thousand of this facility was maintained on a committed basis and there were no balances outstanding.

At December 31, 2020 or 2019, respectively, the Company has the following as amounts due to Parent and affiliates, which are reported in “Other liabilities” (in thousands):

	2020	2019

Amounts due to Parent and affiliates	$8,422	$22,383

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-97

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 10—federal income taxes

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2020 or December 31, 2019.

The components of net DTAs and DTLs at December 31, are as follows (in thousands):

	2020			2019			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$49,847	$3,187	$53,034	$97,920	$3,543	$101,463	$(48,073)	$(356)	$(48,429)

b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	49,847	3,187	53,034	97,920	3,543	101,463	(48,073)	(356)	(48,429)

d) Deferred tax assets non-admitted	27,845	3,142	30,987	76,165	3,498	79,663	(48,320)	(356)	(48,676)

e) Subtotal net admitted deferred tax asset (c–d)	22,002	45	22,047	21,755	45	21,800	247	—	247

f) Deferred tax liabilities	4,214	45	4,259	4,211	45	4,256	3	—	3

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$17,788	$—	$17,788	$17,544	$—	$17,544	$244	$—	$244

	2020			2019			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101 (in thousands)

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation. (The lesser of (b)1 and (b)2 below)	17,788	—	17,788	17,544	—	17,544	244	—	244

1. Adjusted gross DTA expected to be realized following the balance sheet date	17,788	—	17,788	17,544	—	17,544	244	—	244

2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	120,149	XXX	XXX	73,949	XXX	XXX	46,200

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	4,214	45	4,259	4,211	45	4,256	3	—	3

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$22,002	$45	$22,047	$21,755	$45	$21,800	$247	$—	$247

	2020	2019

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,316%	892%

(b) Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in thousands)	$800,995	$492,993

B-98	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

	12/31/2020		12/31/2019		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$49,847	$3,187	$97,920	$3,543	$(48,073)	$(356)

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$22,002	$45	$21,755	$45	$247	$—

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	2020	2019	2018

Current Income Tax:

Federal income tax expense	$18,948	$4,899	$2,301

Foreign taxes	—	—	—

Subtotal	$18,948	$4,899	$2,301

Federal income taxes expense/(benefit) on net capital gains/(losses)	3,610	2,801	(1,214)

Other	(314)	(1,246)	63

Federal and foreign income tax expense	$22,244	$6,454	$1,150

	12/31/2020	12/31/2019	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$7,320	$53,451	$(46,131)

Deferred acquisition costs	41,844	42,435	(591)

Receivables—non-admitted	—	1	(1)

Other (including items < 5% of total ordinary tax assets)	683	2,033	(1,350)

Subtotal	$49,847	$97,920	$(48,073)

Non-admitted	27,845	76,165	(48,320)

Admitted ordinary deferred tax assets	$22,002	$21,755	$247

Capital:

Investments	$3,187	$3,543	$(356)

Net capital loss carry-forward	—	—	—

Subtotal	$3,187	$3,543	$(356)

Statutory valuation allowance adjustment	—	—	—

Non-admitted	3,142	3,498	(356)

Admitted capital deferred tax assets	45	45	—

Admitted deferred tax assets	$22,047	$21,800	$247

Deferred Tax Liabilities:

Ordinary:

Reserve transition adjustment	$3,398	$4,077	$(679)

Other (including items<5% of total ordinary tax liabilities)	816	134	682

Subtotal	$4,214	$4,211	$3

Capital:

Investments	45	45	—

Deferred tax liabilities	$4,259	$4,256	$3

Net Admitted Deferred Tax Assets/Liabilities	$17,788	$17,544	$244

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-99

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2020, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$74,017	21.00%

Dividends received deduction	(1,513)	(0.43)%

Separate Account Guaranteed Investment Contract—ordinary income & capital gains	(1,619)	(0.46)%

Amortization of interest maintenance reserve	(529)	(0.15)%

Tax-exempt interest	(74)	(0.02)%

Liability for unauthorized reinsurance	886	0.25%

Prior year true-up	(502)	(0.14)%

Nonadmitted assets and other permanent differences	10	—%

Total statutory income taxes	$70,676	20.05%

Federal and foreign income tax expense—ordinary	$18,634	5.29%

Federal and foreign income tax expense—capital	3,610	1.02%

Change in net deferred income tax charge (benefit)	48,432	13.74%

Total statutory income taxes	$70,676	20.05%

At December 31, 2020, the Company had no net operating loss (“NOL”) carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2018	$—	$—	$—

2019	—	2,801	2,801

2020	—	3,610	3,610

Total	$—	$6,411	$6,411

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its Parent and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending Inc.

4) CustomerOne Financial Network, Inc.

5) Elite Lender Services, Inc.

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) ND Properties, Inc.

9) NIS/R&T, Inc.*

10) Nuveen Holdings, Inc.*

11) Nuveen Holdings 1, Inc.*

12) Nuveen Investments, Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) Oleum Holding Company, Inc.

16) T-C Europe Holding, Inc.

17) T-C SP, Inc.

18) Teachers Insurance and Annuity Association of America

19) Terra Land Company

20) TIAA Board of Overseers

21) TIAA-CREF Tuition Financing, Inc.

22) TIAA Commercial Finance, Inc.

23) TIAA FSB Holdings, Inc.

24) TIAA, FSB

B-100	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

25) Tygris Asset Finance, Inc.

26) Tygris Commercial Finance Group, Inc.

27) Westchester Group Asset Management, Inc.

28) Westchester Group Farm Management, Inc.

29) Westchester Group Investment Management Holding Company, Inc.

30) Westchester Group Investment Management, Inc.

31) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The Company’s tax years 2014 through 2016 are currently under examination by the Internal Revenue Service (“IRS”), and tax years 2017 through 2019 are open for examination.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 for all other products.

Effective January 1, 2020 variable annuity reserving follow VM-21. During 2020, the Company elected the factor based alternative method under VM-21, which is an option allowed for variable annuity writers with no living benefits, in order to simplify the reserve methodology. Prior to 2020, the Company’s policy and contract reserves on these variable annuity products were calculated under a modeled based method in accordance with Actuarial Guideline 43 (“AG43”). This change in valuation basis was recorded as an opening surplus adjustment in the amount of $4,575 thousand. Effective December 31, 2020 reserves were also subject to the NYDFS floor prescribed under NYDFS Regulation 213, Principle-Based Reserving. The final reported reserve for variable annuities is the greater of those prescribed under VM-21 and Regulation 213.

The Company also maintains excess reserves based on VM-21 and Regulation 213 at the level of $2,853 thousand as of December 31, 2020 and $217 thousand under the former AG43 as of December 31, 2019. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves and maintains additional reserves of $0 thousand and $225,000 thousand for 2020 and 2019, respectively. The reserve change in 2020 is due to the release of the additional reserves established in 2019 as no additional reserves were required as a result of year-end 2020 asset adequacy analysis. The year end 2020 asset adequacy analysis included favorable mortality experience, growth in the guaranteed funding agreement business, which has low guaranteed crediting rates, and continued expense reductions. The reserve change in 2019 is due to additional reserves established as a result of year-end 2019 asset adequacy analysis. During 2019, the NYDFS included certain requirements for asset adequacy analysis, which included the removal of profits from reinsurance agreements from cash flow testing analysis, which were a driver of the additional reserve amounts.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-101

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Withdrawal characteristics of individual annuity reserves and deposit-type contracts at December 31 are as follows (in thousands). For the years ended December 31, 2020 and 2019, the Company did not have any Group Annuity reserves.

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$18,359	$—	$18,359	0.5%

At fair value	—	—	3,420,428	3,420,428	73.9%

Total with market value adjustment or at fair value	$—	$18,359	$3,420,428	$3,438,787	74.4%

At book value without adjustment (minimal or no charge or adjustment)	1,074,748	—	—	1,074,748	23.2%

Not subject to discretionary withdrawal	112,476	—	—	112,476	2.4%

Total (direct + assumed)	$1,187,224	$18,359	$3,420,428	$4,626,011	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,187,224	$18,359	$3,420,428	$4,626,011

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$21,247	$—	$21,247	0.5%

At fair value	—	—	3,050,821	3,050,821	70.9%

Total with market value adjustment or at fair value	$—	$21,247	$3,050,821	$3,072,068	71.4%

At book value without adjustment (minimal or no charge or adjustment)	1,126,620	—	—	1,126,620	26.1%

Not subject to discretionary withdrawal	105,769	—	—	105,769	2.5%

Total (direct + assumed)	$1,232,389	$21,247	$3,050,821	$4,304,457	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,232,389	$21,247	$3,050,821	$4,304,457

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$50,503	$50,503	0.7%

At book value without adjustment (minimal or no charge or adjustment)	6,830,548	—	—	6,830,548	97.4%

Not subject to discretionary withdrawal	130,883	—	—	130,883	1.9%

Total (direct + assumed)	$6,961,431	$—	$50,503	$7,011,934	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$6,961,431	$—	$50,503	$7,011,934

B-102	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

	2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$388,268	$33,452	$421,720	8.5%

At book value without adjustment (minimal or no charge or adjustment)	4,424,330	—	—	4,424,330	89.1%

Not subject to discretionary withdrawal	117,088	—	—	117,088	2.4%

Total (direct + assumed)	$4,541,418	$388,268	$33,452	$4,963,138	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$4,541,418	$388,268	$33,452	$4,963,138

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in thousands):

	2020
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$1,994,484	$1,994,587	$2,008,324

Variable Universal Life	354,108	349,831	361,185

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	636,514

Disability—Active Lives	—	—	11,637

Disability—Disabled Lives	—	—	1,832

Miscellaneous Reserves	—	—	26,484

Total (direct + assumed)	$2,348,592	$2,344,418	$3,045,976

Reinsurance Ceded	—	—	485,319

Total (net)	$2,348,592	$2,344,418	$2,560,657

	2019
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$1,936,539	$1,936,619	$1,947,429

Variable Universal Life	343,668	338,470	350,628

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	625,381

Disability—Active Lives	—	—	10,980

Disability—Disabled Lives	—	—	1,746

Miscellaneous Reserves	—	—	250,812

Total (direct + assumed)	$2,280,207	$2,275,089	$3,186,976

Reinsurance Ceded	—	—	486,781

Total (net)	$2,280,207	$2,275,089	$2,700,195

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-103

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2020
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$606,752	$601,713	$601,722

Reinsurance Ceded	—	—	—

Total (net)	$606,752	$601,713	$601,722

	2019
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$509,114	$503,216	$503,216

Reinsurance Ceded	—	—	—

Total (net)	$509,114	$503,216	$503,216

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table, 2001 CSO Table, or 2017 CSO Table and interest rates of 3.5% through 4.5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2020 or 2019. The Company has $42,700,019 thousand and $44,684,134 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2020 and 2019, respectively. Premium deficiency reserves related to the above insurance total $10,263 thousand and $10,648 thousand at December 31, 2020 and 2019, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 12—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows (in thousands):

	Years Ended December 31,
	2020	2019	2018

Direct premiums	$461,858	$730,552	$801,098

Ceded premiums	(92,444)	(103,459)	(108,663)

Net premiums	$369,414	$627,093	$692,435

The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2020	2019	2018

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$92,444	$103,459	$108,663

Policy and contract benefits	65,063	55,040	51,237

Increase in policy and contract reserves	4,310	14,788	5,395

Reserves for life and health, annuities and deposit-type contracts	622,996	617,187	599,519

B-104	Statement of Additional Information ∎ Single Premium Immediate Annuities

concluded

Note 13—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2020	2019	2018

Change in net unrealized capital gains (losses)	$—	$—	$(202)

Change in reserve on account of change in valuation basis	(4,574)	—	—

Change in asset valuation reserve	(3,321)	(195)	(5,570)

Change in net deferred federal income tax	(48,432)	49,276	4,947

Change in non-admitted assets	49,926	(47,648)	(5,499)

Change in liability for reinsurance of unauthorized companies	4,217	(1,575)	10,648

Change in surplus of separate accounts	(1,089)	(2,422)	(349)

As of December 31, 2020 and 2019, there was no portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes.

The Company received no additional paid-in capital contributions for the year ended December 31, 2020. The Company received additional paid-in capital contributions from TIAA of $220,000 thousand and $100,000 thousand for the years ended December 31, 2019 and 2018, respectively.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the NYIL, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company did not pay dividends to its shareholder for the years ended December 31, 2020 and 2019.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 15—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 11, 2021, the date the financial statements were available to be issued.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-105

B-106	Statement of Additional Information ∎ Single Premium Immediate Annuities

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 11, 2021

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-107

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions, except share amounts)	2020	2019

ADMITTED ASSETS

Bonds	$197,804	$189,018

Preferred stocks	363	415

Common stocks	5,644	5,657

Mortgage loans	34,647	32,441

Real estate	3,422	3,686

Cash, cash equivalents and short-term investments	2,461	902

Contract loans	1,493	1,803

Derivatives	627	794

Securities lending collateral assets	361	363

Other long-term investments	31,318	31,600

Investment income due and accrued	1,867	1,823

Net deferred federal income tax asset	2,155	2,406

Other assets	1,340	860

Separate account assets	42,806	43,827

Total admitted assets	$326,308	$315,595

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$227,332	$217,761

Dividends due to policyholders	1,827	1,896

Interest maintenance reserve	3,388	2,090

Federal income taxes payable to affiliates	27	14

Asset valuation reserve	5,860	6,323

Derivatives	500	198

Payable for collateral for securities loaned	361	363

Other liabilities	4,288	4,313

Separate account liabilities	42,724	43,765

Total liabilities	286,307	276,723

Capital and contingency reserves

Capital stock and additional paid-in capital (2,500 shares of $1,000 par value common stock authorized, issued and outstanding and $550,000 paid-in capital)	3	3

Surplus notes	6,290	5,041

Contingency reserves:

For investment losses, annuity and insurance mortality, and other risks	33,708	33,828

Total capital and contingency reserves	40,001	38,872

Total liabilities, capital and contingency reserves	$326,308	$315,595

B-108	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2020	2019	2018

REVENUES

Insurance and annuity premiums and other considerations	$18,449	$16,003	$16,220

Annuity dividend additions	1,606	1,520	1,761

Net investment income	12,159	12,324	12,550

Other revenue	447	458	379

Total revenues	$32,661	$30,305	$30,910

BENEFITS AND EXPENSES

Policy and contract benefits	$20,818	$17,803	$17,694

Dividends to policyholders	3,262	3,267	3,526

Increase in policy and contract reserves	7,609	4,117	5,279

Net operating expenses	2,343	2,003	1,882

Net transfers to (from) separate accounts	(2,713)	1,158	442

Total benefits and expenses	$31,319	$28,348	$28,823

Income before federal income taxes and net realized capital gains (losses)	$1,342	$1,957	$2,087

Federal income tax expense (benefit)	(12)	17	(23)

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(750)	(322)	(657)

Net income	$604	$1,618	$1,453

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-109

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total

Balance, December 31, 2017	$3	$5,041	$31,292	$36,336

Net income	—	—	1,453	1,453

Change in net unrealized capital gains on investments	—	—	(359)	(359)

Change in asset valuation reserve	—	—	128	128

Change in net deferred income tax	—	—	(147)	(147)

Change in post-retirement benefit liability	—	—	7	7

Change in non-admitted assets:

Deferred federal income tax asset	—	—	585	585

Other assets	—	—	123	123

Balance, December 31, 2018	$3	$5,041	$33,082	$38,126

Net income	—	—	1,618	1,618

Change in net unrealized capital gains on investments	—	—	118	118

Change in asset valuation reserve	—	—	(1,063)	(1,063)

Change in net deferred income tax	—	—	(284)	(284)

Change in post-retirement benefit liability	—	—	(8)	(8)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	288	288

Other assets	—	—	77	77

Balance, December 31, 2019	$3	$5,041	$33,828	$38,872

Net income	—	—	604	604

Change in net unrealized capital gains on investments	—	—	(678)	(678)

Change in asset valuation reserve	—	—	463	463

Change in net deferred income tax	—	—	(200)	(200)

Change in post-retirement benefit liability	—	—	(8)	(8)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(51)	(51)

Other assets	—	—	(250)	(250)

Issuance of surplus notes	—	1,249	—	1,249

Balance, December 31, 2020	$3	$6,290	$33,708	$40,001

B-110	Statement of Additional Information ∎ Single Premium Immediate Annuities	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2020	2019	2018

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$18,453	$16,008	$16,225

Net investment income	11,433	11,669	11,756

Miscellaneous income	425	440	365

Total Receipts	30,311	28,117	28,346

Policy and contract benefits	20,469	17,763	17,633

Operating expenses	2,078	1,981	1,865

Dividends paid to policyholders	1,725	1,737	1,764

Federal income taxes paid (received)	(25)	49	(63)

Net transfers to (from) separate accounts	(2,723)	1,158	442

Total Disbursements	21,524	22,688	21,641

Net cash from operations	8,787	5,429	6,705

CASH FROM INVESTMENTS

Proceeds from investments sold, matured, or repaid:

Bonds	26,297	17,608	17,950

Stocks	6,441	2,097	1,891

Mortgage loans and real estate	2,349	2,479	2,880

Other invested assets	2,499	1,976	2,368

Miscellaneous proceeds	344	611	1,182

Cost of investments acquired:

Bonds	32,779	18,624	19,838

Stocks	6,413	2,232	1,716

Mortgage loans and real estate	4,017	6,368	6,482

Other invested assets	3,541	3,041	4,483

Miscellaneous applications	1,196	71	513

Net cash used in investments	(10,016)	(5,565)	(6,761)

CASH FROM FINANCING AND OTHER

Proceeds from issuance of surplus notes	1,249	—	—

Net deposits on deposit-type contracts funds	1,620	465	15

Other cash provided (applied)	(81)	(25)	(1)

Net cash from financing and other	2,788	440	14

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	1,559	304	(42)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	902	598	640

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$2,461	$902	$598

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-111

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security. In addition, TIAA may otherwise engage in any business permitted under the New York Insurance Law for a domestic life stock insurance company, provided that such business supports this purpose, including without limitation by (i) enhancing the creditworthiness, financial strength and reputation of TIAA, (ii) providing all of the holders and beneficiaries of TIAA’s contracts and policies with benefits of scale, increased diversity in offered products and newly innovated products and (iii) providing for additional infrastructure and support to TIAA.

Note 2—significant accounting policies

Basis of presentation:

The financial statements of TIAA are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The Department has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Department did not adopt certain provisions in Regulation No. 172 (11 NYCRR 83). Specifically section 83.4(t) states, “The guidance prescribed in subparagraphs 4.a. and 4.b. of SSAP No. 26R, “Bonds” and Footnote 1 of Statement of Statutory Accounting Principles (“SSAP”) No. 97, is not adopted.” In effect, section 83.4(t) would exclude exchange traded funds (“ETFs”) designated by the SVO as qualifying for bond accounting treatment from receiving such treatment in quarterly and annual financial statements filed in New York. However, the Company has received a permitted practice from the Department to continue to report investment grade bond ETF holdings held as of December 4, 2020 as bonds under SSAP No. 26R, Bonds, rather than as equities, for the year ended December 31, 2020. The total balance of investment grade ETF holdings treated as bonds as of December 31, 2020 and 2019 are $1,665 million and $1,049 million, respectively.

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The NAIC has adopted certain prescribed accounting practices within Interpretation 2020-10, Reporting Nonconforming Credit Tenant Loans (“CTL”) (“INT 20-10”). Specifically, INT 20-10 states nonconforming CTLs may continue to be treated as bonds rather than other long-term investments, if they were previously filed with the Securities Valuation Office (“SVO”).

			For the Years Ended December 31,
(in millions)	NAIC SAP#	Financial Statement Line	2020	2019	2018

Net income, New York SAP			$604	$1,618	$1,453

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	(1)	(1)	—

Net income (loss), NAIC SAP			$603	$1,617	$1,453

B-112	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

			For the Years Ended December 31,
(in millions)	NAIC SAP#	Financial Statement Line	2020	2019	2018

Capital and surplus, New York SAP			$40,001	$38,872	$38,126

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	20	21	22

Non-conforming CTL’s reported on schedule D-1	INT 20-10	Bonds	419	—	—

Non-conforming CTL’s reported on schedule BA	INT 20-10	Other long-term investments	(419)	—	—

Capital and surplus, NAIC SAP			$40,021	$38,893	$38,148

The Company’s risk based capital (“RBC”) as of December 31, 2020 and 2019 would not have triggered a regulatory event without the use of the New York SAP prescribed and permitted practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with Generally Accepted Accounting Principles (“GAAP”) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve (“AVR”), which is a component of surplus under NAIC SAP;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-113

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

•

Revenue recognition for administrative service expense reimbursements are recognized as gross revenue and gross expense in the Statements of Operations when the Company is the principal in the transaction and where the Company controls the administrative services before transferring them to the customer. Under NAIC SAP, the administration expenses incurred are included in operating expenses and any offsetting reimbursements are netted against operating expenses.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during March 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Company’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Company’s business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Contingency Reserves and the related Statements of Operations, Changes in Capital and Contingency Reserves, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value. Investment grade bond ETFs are accounted for as bonds and are stated at fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future

B-114	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

cash flows and prepayment speeds are evaluated quarterly. Certain loan- backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in subsidiary, controlled and affiliated (“SCA”) entities are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through SCA entities and through real estate limited partnerships which are included in Other long-term investments. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing directly held real estate investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-115

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Other Long-term Investments: Other long-term investments primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s percentage of the most recent available financial statements based on the underlying GAAP or International Financial Reporting Standards as reflected on the respective entity’s financial statements.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Investments in non-insurance SCA entities are stated at the value of their underlying audited equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short- term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to 12 months at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short- term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company designates its derivative transactions as hedging or replication transactions. Derivatives that qualify and are designated for hedge accounting are reported as assets or liabilities on the balance sheet and accounted for in a manner consistent with the hedged item. Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized in a manner consistent with the disposed hedged item.

Derivatives used in hedging relationships that do not qualify or are not designated for hedge accounting are carried at fair value. Changes in fair value are reported in surplus as net unrealized capital gains (losses). Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

Derivatives used in replication transactions are accounted for in a manner consistent with the cash instrument and the replicated asset. Accordingly, these derivatives are carried at amortized cost or fair value. Amortization of derivative premiums is reported as a component of net investment income. Swap coupon cash flows and income accruals are recorded as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

The Company does not offset the carrying values recognized in the balance sheet for derivatives executed with the same counterparty under the same master netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non- admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

B-116	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2020	2019	Change

Net deferred federal income tax asset	$2,898	$2,847	$51

Furniture and electronic data processing equipment	377	363	14

Invested assets	377	157	220

Prepaid expenses	139	124	15

Other	44	43	1

Total	$3,835	$3,534	$301

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2020	2019

EDP equipment and computer software	$1,979	$1,834

Furniture and equipment and leasehold improvements	$126	$116

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. Funding agreements used in an investment spread capacity are also included within deposit-type contracts.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the general account and separate account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-117

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

general account and separate account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the general account, as well as any separate accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) and recorded in December of each year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2020	2019	2018

Exchange/transfer/conversion/distribution of invested assets	$3,952	$3,493	$3,403

Annuity dividend additions	$1,606	$1,520	$1,761

Capitalized interest	$416	$393	$397

Interest credited on deposit-type contracts	$30	$30	$28

Application of new accounting pronouncements:

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51R, Life Contracts (“SSAP 51R”) to facilitate the implementation of principles-based reserving (“PBR”), effective January 1, 2020. Under PBR, the Company will be required to hold the higher of (a) the reserves for life using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The Company received a one year deferral on adopting PBR for life insurance from the Department and plans to request an exemption in 2021 as the Company’s only new life business written is conversion from term policies. As a result, the Company did not adopt PBR for life insurance during 2020. If the Company had adopted PBR for life insurance it would not have had a material impact to its statutory-basis financial statements.

In April 2020, the NAIC adopted modifications to SSAP No. 15, Debt and Holding Company Obligations, SSAP No. 22R, Leases, and SSAP No. 86, Derivatives. These revisions adopt Financial Accounting Standards Board Accounting Standard Update (“ASU”) No. 2020-04 Reference Rate Reform, which applies to contracts, hedging relationships, and other transactions that

B-118	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

reference London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. Optional expedients eliminate the requirements for remeasurement or dedesignation of transactions, if certain criteria are met. The expedients are effective for the period from March 12, 2020 to December 31, 2022, which is consistent with the effective period of ASU 2020-04. The Company is still assessing the impact of the guidance on the statutory-basis financial statements.

In April 2020, the NAIC adopted modifications to SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP 97”). The adopted revisions clarify that reporting entities may apply the look-through approach for multiple levels of downstream holding companies to the extent that each of the downstream entities meets the requirements in SSAP 97. These revisions were effective immediately upon adoption. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

In April 2020, the NAIC adopted modifications to SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, and SSAP No. 97. The revisions to SSAP No. 5R specifically scope in SCAs that would normally be excluded from the financial guarantee recognition guidance when the SCA is in a negative equity position and the insurer has provided a financial guarantee. Under the adopted revisions, all SCAs would stop at “zero” regardless of the equity method losses and guarantees would be recognized, to the extent there is a financial guarantee or commitment, under SSAP No. 5R. These revisions were effective immediately upon adoption. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

In April 2020, the NAIC adopted modifications to SSAP No. 36, Troubled Debt Restructuring, through Interpretation 2020-03, Troubled Debt Restructuring Due to COVID-19 (“INT 20-03”). This guidance notes a mortgage loan or bank loan modification due to the impacts of COVID-19 on the borrower will not automatically be categorized as a troubled debt restructuring (“TDR”). To qualify for relief, the borrower must have been in good standing as of December 31, 2019 (not more than 30 days past due). This guidance expires at the earlier of 60 days after the date of termination of the National Emergency or January 2, 2022, which is the same end date as the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act. The Company has adopted this guidance and reflected it in its statutory-basis financial statements.

In May 2020, the NAIC adopted modifications to SSAP Nos. 26R, 36, 43R and 103R through Interpretation 20-07. This guidance clarifies how to determine when restructuring or modification of certain debt investments due to COVID-19 are a TDR. The guidance also clarifies whether a modification that is not a TDR needs to be assessed as an exchange under SSAP No. 103R. This guidance expires at the earlier of 60 days after the date of termination of the National Emergency or January 2, 2022, which is the same end date as the CARES Act. The Company has adopted this guidance and reflected it in its statutory-basis financial statements.

In May 2020, the NAIC adopted modifications to SSAP Nos. 3, Accounting Changes and Corrections of Errors (“SSAP 3”) and SSAP 51R. The adoption provides revisions to SSAP 3 and SSAP 51R with a January 1, 2020 effective date. The revisions require disclosure of changes in the reserve valuation basis, as a result of the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”). Additionally, requirements for PBR for Variable Annuities are disclosed in a manner which is consistent with a change in valuation basis and with additional disclosures regarding the phase-in period. The Company adopted VM-21 during 2020 without a phase-in period and elected to use a factor based alternative method similar to the factor based alternative method used prior to 2020 in accordance with Actuarial Guideline 43 (“AG43”). Given the similar methodology under VM-21 and AG43, there was no impact from the change in the reserve valuation basis. Therefore, these required disclosures are not applicable to the Company’s statutory-basis financial statements.

In August 2020, the NAIC adopted modifications to SSAP No. 68, Enhanced Goodwill Disclosures. The revisions add additional goodwill disclosures which are intended to improve the validity and accuracy of numbers currently being reported for goodwill and will assist with regulator review of reported assets not readily available for the payment of policyholder claims. The revisions primarily require the disclosure of the amount of goodwill assigned to downstream holding companies and do not provide new guidance on the determination, calculation or admissibility of goodwill. The guidance is effective January 1, 2021 and the Company will provide the additional required disclosure thereafter.

In November 2020, the NAIC adopted revisions to SSAP No. 43R, Loan-backed and Structured Securities, and was effective immediately. These revisions update the financial modeling guidance/mapping instructions for residential mortgage-backed securities (“RMBS”)/commercial mortgage-backed securities (“CMBS”) to ensure consistency with guidance recently adopted in the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual”). The Company adopted this guidance, and it did not have a material impact to its statutory-basis financial statements.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-119

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2020
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$27,315	$5,531	$(86)	$32,760

All other governments	4,613	692	(31)	5,274

States, territories and possessions	744	160	—	904

Political subdivisions of states, territories, and possessions	663	105	(1)	767

Special revenue and special assessment, non-guaranteed agencies and government	20,393	2,734	(15)	23,112

Credit tenant loans	11,240	2,037	(8)	13,269

Industrial and miscellaneous	125,775	17,976	(237)	143,514

Hybrids	464	111	(5)	570

Parent, subsidiaries and affiliates	341	—	(4)	337

Bank loans	6,256	58	(124)	6,190

Total	$197,804	$29,404	$(511)	$226,697

	2019
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$30,259	$4,092	$(10)	$34,341

All other governments	4,912	530	(11)	5,431

States, territories and possessions	730	112	—	842

Political subdivisions of states, territories, and possessions	641	64	(1)	704

Special revenue and special assessment, non-guaranteed agencies and government	19,424	1,702	(5)	21,121

Credit tenant loans	10,482	1,065	(7)	11,540

Industrial and miscellaneous	116,207	10,190	(155)	126,242

Hybrids	385	87	(5)	467

Parent, subsidiaries and affiliates	696	—	(1)	695

Bank loans	5,282	53	(84)	5,251

Total	$189,018	$17,895	$(279)	$206,634

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

B-120	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2020

Loan-backed and structured bonds	$1,477	$(112)	$1,365	$504	$(75)	$429

All other bonds	9,219	(237)	8,982	2,878	(158)	2,720

Total bonds	$10,696	$(349)	$10,347	$3,382	$(233)	$3,149

Unaffiliated common stocks	129	(7)	122	8	(7)	1

Preferred stocks	32	(16)	16	4	(4)	—

Total bonds and stocks	$10,857	$(372)	$10,485	$3,394	$(244)	$3,150

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2019

Loan-backed and structured bonds	$1,427	$(17)	$1,410	$1,168	$(74)	$1,094

All other bonds	3,065	(66)	2,998	3,964	(179)	3,785

Total bonds	$4,492	$(83)	$4,408	$5,132	$(253)	$4,879

Unaffiliated common stocks	69	(9)	60	5	(2)	3

Preferred stocks	30	(2)	28	—	—	—

Total bonds and stocks	$4,591	$(94)	$4,496	$5,137	$(255)	$4,882

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2020		December 31, 2019
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value

Due in one year or less	$3,420	$3,468	$3,254	$3,287

Due after one year through five years	31,057	33,192	29,150	30,359

Due after five years through ten years	35,216	39,440	34,615	37,110

Due after ten years	69,573	85,181	62,186	71,614

Subtotal	139,266	161,281	129,205	142,370

Residential mortgage-backed securities	25,808	29,121	28,193	30,610

Commercial mortgage-backed securities	10,204	10,948	10,320	10,722

Asset-backed securities	20,861	23,682	20,251	21,883

Exchange-traded funds	1,665	1,665	1,049	1,049

Subtotal	58,538	65,416	59,813	64,264

Total	$197,804	$226,697	$189,018	$206,634

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-121

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2020	2019

Residential mortgage-backed securities	13.0%	14.9%

Asset-backed securities	10.5	10.7

Finance and financial services	10.1	8.1

Manufacturing	9.9	9.7

Public utilities	9.9	9.7

U.S. governments	8.2	7.9

Other	7.8	7.0

Revenue and special obligations	7.0	7.2

Services	6.9	7.0

Commercial mortgage-backed securities	5.2	5.5

Oil and gas	4.2	3.6

Real estate investment trusts	3.0	3.9

All other governments	2.3	2.6

Communications	2.0	2.2

Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in millions):

	2020		2019

NAIC 1 and 2	$181,128	91.6%	$173,232	91.6%

NAIC 3 through 6	16,676	8.4	15,786	8.4

Total	$197,804	100.0%	$189,018	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2020 and 2019, the Company recognized OTTI on loan-backed and structured securities of $56 million and $14 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2020	2019

Carrying amount of bonds and stocks denominated in foreign currency	$4,332	$4,386

Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$512	$861

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2020	2019

Commercial loans	$31,825	$29,377

Mezzanine loans	2,166	2,074

Residential loans	656	990

Total	$34,647	$32,441

The maximum and minimum lending rates for mortgage loans originated or purchased during 2020 and 2019 are as follows:

	2020		2019
Loan Type	Maximum	Minimum	Maximum	Minimum

Commercial loans	5.00%	2.70%	4.97%	1.70%

Mezzanine loans	5.85%	3.65%	9.50%	4.99%

B-122	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2020 and 2019 are as follows:

	Maximum LTV
Loan Type	2020	2019

Commercial loans	69.0%	69.4%

Mezzanine loans	67.6%	78.1%

There were no residential mortgage loans originated or purchased during 2020 and 2019.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2020 and 2019 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Credit quality

For commercial mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non- performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in commercial mortgage loans at December 31, are as follows (in millions):

	Recorded Investment—Commercial
	Loan-to-value Ratios		Total	% of Total
	> 70%	< 70%

2020

Debt service coverage ratios:

Greater than 1.20x	$6,845	$25,034	$31,879	93.4%

Less than 1.20x	963	1,275	2,238	6.6

Construction	—	12	12	—

Total	$7,808	$26,321	$34,129	100.0%

2019

Debt service coverage ratios:

Greater than 1.20x	$3,459	$26,388	$29,847	94.6%

Less than 1.20x	624	1,013	1,637	5.2

Construction	—	79	79	0.2

Total	$4,083	$27,480	$31,563	100.0%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-123

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

2020

Recorded investment

Current	$—	$—	$657	$—	$31,922	$2,176	$34,755

30-59 days past due	$—	$—	$—	$—	$—	$—	$—

60-89 days past due	$—	$—	$—	$—	$—	$—	$—

90-179 days past due	$—	$—	$1	$—	$30	$—	$31

180+ days past due	$—	$—	$1	$—	$—	$—	$1

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$—	$6,206	$2,176	$8,382

2019

Recorded investment

Current	$—	$—	$992	$—	$29,478	$2,084	$32,554

30-59 days past due	$—	$—	$2	$—	$—	$—	$2

60-89 days past due	$—	$—	$—	$—	$—	$—	$—

90-179 days past due	$—	$—	$—	$—	$—	$—	$—

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$—	$6,071	$2,084	$8,155

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31,

	Mortgage Loans by Property Type (Commercial & Residential):
	2020	2019
	% of Total	% of Total

Office buildings	30.4%	30.9%

Shopping centers	22.8	24.0

Apartments	21.2	21.1

Industrial buildings	13.2	11.1

Other—commercial	10.5	9.8

Residential	1.9	3.1

Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2020		2019
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

South Atlantic	18.0%	16.0%	18.9%	15.1%

Pacific	19.8	42.8	19.2	45.3

South Central	12.2	7.4	12.8	6.8

Middle Atlantic	18.0	17.2	17.3	15.4

North Central	9.8	2.1	10.4	2.7

New England	7.3	6.7	7.0	5.8

Other	14.9	7.8	14.4	8.9

Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Pacific states are AK, CA, HI, OR and WA

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

B-124	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Middle Atlantic states are PA, NJ and NY

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2020	2019
	Carrying Value	Carrying Value

Due in one year or less	$1,442	$635

Due after one year through five years	10,680	5,569

Due after five years through ten years	18,369	18,163

Due after ten years	4,156	8,074

Total	$34,647	$32,441

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed.

There were no amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates for the years ended December 31, 2020 or 2019.

Note 5—real estate

At December 31, 2020 and 2019, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $690 million of third party mortgage encumbrances as of December 31, 2020, and $625 million for December 31, 2019.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2020	2019
	% of Total	% of Total

Industrial buildings	50.7%	65.0%

Apartments	21.1	12.5

Office buildings	19.6	15.8

Retail	3.8	3.6

Mixed-use projects	2.4	2.2

Land under development	1.2	0.9

Income-producing land	1.2	0.0

Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2020	2019
	% of Total	% of Total

Pacific	31.7%	37.3%

South Atlantic	27.3	23.3

South Central	15.8	10.4

Mountain	9.9	14.4

Middle Atlantic	9.4	6.8

North Central	5.9	7.8

Total	100.0%	100.0%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-125

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in SCA entities which are reported as common stock or other long-term investments. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2020	2019

Net carrying value of the SCA entities

Reported as common stock	$4,841	$4,900

Reported as other long-term investments	21,909	24,088

Total net carrying value	$26,750	$28,988

As of December 31, 2020 and 2019, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries.

The following tables provide information on the Company’s significant investments in non-insurance SCA entities reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investments as of December 31 (in millions):

	2020
SCA Entities	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.	100%	$3,141	$3,141	$—

	2020
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-2	8/27/2020	$3,605	Y	N

	2019
SCA Entities	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.	100%	$3,605	$3,605	$—

	2019
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-2	3/11/2019	$3,555	Y	N

The Company holds an interest in TIAA-CREF Life Insurance Company (“TIAA Life”), an insurance SCA entity, for which the audited statutory equity reflects NYDFS departures from NAIC SAP as noted below.

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Stable Value Separate Account (“SVSA”) products are accounted for at book value in accordance with New York Insurance Law (“NYIL”) Section 1414. The separate account liabilities for the benefits guaranteed under the contracts are carried at book value in accordance with NYIL section 4217, NYDFS Regulation No. 151. As of December 31, 2020, there were no remaining balances within the SVSA product and all contracts have been terminated.

The Department requires in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

B-126	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The following table provides the monetary effect on net income and surplus as a result of using NYDFS prescribed accounting practices that differed from NAIC SAP, the amount of the investment in the insurance SCA per audited statutory equity and amount of the investment if the insurance SCA had completed statutory financial statements in accordance with NAIC SAP (in millions):

	2020
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA-CREF Life Insurance Company	$(1)	$7	$811	$818

*	Per NAIC SAP (without permitted or prescribed practices)

	2019
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA-CREF Life Insurance Company	$1	$6	$514	$520

*	Per NAIC SAP (without permitted or prescribed practices)

During 2020 and 2019, had TIAA Life not departed from NAIC SAP a regulatory event would not have been triggered due to risk based capital.

The Company held bonds of affiliates at December 31, 2020 and 2019 of $341 million and $696 million, respectively.

As of December 31, 2020 and 2019, the net amount due to SCA entities was $643 million and $566 million, respectively. The net amounts are generally settled on a daily or monthly basis. These balances are reported in “Other assets” and “Other liabilities.” The Company has a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $842 million and $798 million as of December 31, 2020 and 2019, respectively.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The Company’s carrying value in these downstream non-insurance holding companies is $6,695 million and $7,039 million as of December 31, 2020 and 2019, respectively. Significant holdings as of December 31, are as follows (in millions):

	2020	2019
Subsidiary	Carrying Value	Carrying Value

TIAA Global Ag Holdco LLC	$958	$953

TIAA Super Regional Mall Member Sub LLC	577	673

T-C Europe, LP	441	411

TIAA Infrastructure Investments, LLC	369	614

Occator Agricultural Properties, LLC	365	417

T-C Lux Fund Holdings LLC	352	327

T-C MV Member LLC	318	420

TGA APAC Fund Holdings, LLC	279	249

730 Power Development, LLC	263	292

NGFF Holdco, LLC	252	232

TIAA-Stonepeak Investments I, LLC	232	235

TGA MKP Member LLC	203	202

T-C Waterford Blue Lagoon LLC	197	196

TIAA Wind Investments LLC	186	184

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-127

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2020	2019
Subsidiary	Carrying Value	Carrying Value

TIAA GTR Holdco LLC	$157	$171

730 Transmission, LLC	112	—

Broadleaf Timberland Investments, LLC	110	101

TEFF Holdco LLC	103	84

730 Data Centers, LLC	80	92

TGA FC Investor Member LLC	78	69

TGA EastRidge Investor Member LLC	75	—

TGA MS Self Storage Investor Member LLC	73	78

L.A. Teak Holdings, LLC	69	—

Actoil Colorado, LLC	—	296

Other	846	743

Total	$6,695	$7,039

Note 7—other long-term investments

The components of the Company’s carrying value in other long-term investments are (in millions):

	2020	2019

Affiliated other invested assets	$21,909	$24,088

Unaffiliated other invested assets	8,922	7,344

Receivables for securities and derivative collateral	487	168

Total other long-term investments	$31,318	$31,600

As of December 31, 2020 and 2019, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2020	2019

Real estate	$6,934	$7,084

Operating subsidiaries and affiliates	5,347	5,357

Investment subsidiaries	3,984	5,344

Agriculture and timber	4,212	4,346

Energy and infrastructure	1,432	1,957

Total affiliated other invested assets	$21,909	$24,088

Of the $5,347 million and $5,357 million of operating subsidiaries and affiliates as of December 31, 2020 and 2019, $5,060 million and $5,139 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively.

As of December 31, 2020 and 2019, unaffiliated other invested assets consist primarily of joint ventures.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other long-term investments for which the carrying value is not expected to be recovered:

	2020	2019	2018

OTTI	$487	$182	$661

The following table presents the carrying value for other long-term investments denominated in foreign currency for the years ended December 31, (in millions):

	2020	2019

Other long-term investments denominated in foreign currency	$978	$1,186

B-128	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2020, is shown below by asset category (in millions):

	2021	In later years	Total Commitments

Bonds	$623	$97	$720

Stocks	37	30	67

Mortgage loans	549	—	549

Real estate	254	—	254

Other long-term investments	1,725	4,908	6,633

Total	$3,188	$5,035	$8,223

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of real estate and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long-term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2020	2019	2018

Bonds	$8,772	$8,748	$8,738

Stocks	121	159	79

Mortgage loans	1,388	1,407	1,268

Real estate	333	276	238

Derivatives	204	190	160

Other long-term investments	2,022	2,261	2,712

Cash, cash equivalents and short-term investments	3	9	8

Total gross investment income	12,843	13,050	13,203

Less investment expenses	(1,064)	(993)	(912)

Net investment income before amortization of IMR	11,779	12,057	12,291

Plus amortization of IMR	380	267	259

Net investment income	$12,159	$12,324	$12,550

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write- downs due to OTTI for the years ended December 31, are as follows (in millions):

	2020	2019	2018

Bonds	$1,382	$34	$129

Stocks	46	(185)	102

Mortgage loans	—	—	(65)

Real estate	27	112	22

Derivatives	1	132	58

Other long-term investments	(538)	(207)	(649)

Cash, cash equivalents and short-term investments	10	—	18

Total before capital gains taxes and transfers to IMR	928	(114)	(385)

Transfers to IMR	(1,678)	(208)	(272)

Net realized capital losses less capital gains taxes, after transfers to IMR	$(750)	$(322)	$(657)

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-129

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2020	2019	2018

Other-than-temporary impairments: Bonds	$261	$212	$126

Stocks	67	236	72

Mortgage Loans	1	—	55

Other long-term investments	487	182	661

Total	$816	$630	$914

Information related to the sales of long term bonds are as follows for the years ended December 31, (in millions):

	2020	2019	2018

Proceeds from sales	$13,528	$6,757	$6,831

Gross gains on sales	$1,656	$250	$307

Gross losses on sales	$71	$75	$79

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

B-130	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Net Asset Value (“NAV”) practical expedient—TIAA has elected the NAV practical expedient for certain investments held by its separate account. These investments are excluded from the valuation hierarchy, as these investments are fair valued using their net asset value as a practical expedient since market quotations or values from independent pricing services are not readily available. The separate account assets that have elected the NAV practical expedient represent investments in limited partnerships and limited liability companies that invest in real estate properties. The fair value, determined by the NAV practical expedient, of these assets were $393 million and $312 million for the years ended December 31, 2020 and 2019, respectively, and total unfunded commitments were $677 million and $337 million for the years ended December 31, 2020 and 2019, respectively. For these investments, redemptions are prohibited prior to liquidation.

The following table provides information about the aggregate fair value for all financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV, at December 31, 2020 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Assets:

Bonds	$226,697	$197,804	$1,665	$219,351	$5,681	$—

Common stock	802	802	487	—	315	—

Preferred stock	457	363	34	147	276	—

Mortgage loans	35,641	34,647	—	—	35,641	—

Derivatives	549	627	—	82	467	—

Other invested assets	100	76	—	100	—	—

Contract loans	1,493	1,493	—	—	1,493	—

Separate account assets	42,982	42,806	16,925	3,368	22,296	393

Cash, cash equivalents & short term investments	2,460	2,461	189	2,271	—	—

Total	$311,181	$281,079	$19,300	$225,319	$66,169	$393

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Liabilities:

Deposit-type contracts	$3,254	$3,254	$—	$—	$3,254	$—

Separate account liabilities	42,724	42,724	—	—	42,724	—

Derivatives	495	500	—	495	—	—

Total	$46,473	$46,478	$—	$495	$45,978	$—

The following table provides information about the aggregate fair value for all financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, 2019 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Assets:

Bonds	$206,635	$189,018	$1,049	$198,586	$7,000	$—

Common stock	757	757	509	—	248	—

Preferred stock	522	415	47	71	404	—

Mortgage loans	33,338	32,441	—	—	33,338	—

Derivatives	931	794	—	401	530	—

Other invested assets	96	76	—	96	—	—

Contract loans	1,803	1,803	—	—	1,803	—

Separate account assets	43,884	43,827	15,246	5,869	22,457	312

Cash, cash equivalents & short term investments	902	902	355	547	—	—

Total	$288,868	$270,033	$17,206	$205,570	$65,780	$312

The following table provides information about the aggregate fair value for all financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, 2019 (in millions):

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-131

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Liabilities:

Deposit-type contracts	$1,600	$1,600	$—	$—	$1,600	$—

Separate account liabilities	43,765	43,765	—	—	43,765	—

Derivatives	192	198	—	192	—	—

Total	$45,557	$45,563	$—	$192	$45,365	$—

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2020 and 2019. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bonds included in level 1 represent SVO-identified exchange traded funds that qualify for bond treatment, which are valued using quoted market prices. Cash included in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Other invested assets in Level 2 are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two- sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of short-term government agency notes and corporate bonds.

Cash equivalents included in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded common equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment. Included in Level 3 common stock is the Company’s holdings in the Federal Home Loan Bank of New York (“FHLBNY”) stock as described in Note 19—FHLBNY Membership and Borrowings. As prescribed in the FHLBNY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLBNY’s stock, these securities have been classified as Level 3.

B-132	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Preferred shares are valued using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Derivatives assets classified as Level 3 represent structured financial instruments that rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be corroborated by observable market data. Significant inputs that are unobservable generally include references to inputs outside the observable portion of credit curves or other relevant market measures. These unobservable inputs require significant management judgment or assumptions. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent NAV of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts include funding agreements used in an investment spread capacity. Fair value of funding agreements is determined by discounted cash flow analysis using funding agreement interest rates as of the reporting date. Other deposit-type contracts are valued based on the accumulated account value, which approximates fair value. All deposit-type contracts are classified as Level 3.

Assets and Liabilities Measured and Reported at Fair Value

The following table provides information about the aggregate fair value for financial instruments measured and reported at fair value and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, (in millions):

	2020
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,765	$—	$—	$1,765

Industrial and miscellaneous	1,665	146	90	—	1,901

Total bonds	$1,665	$1,911	$90	$—	$3,666

Common stock

Industrial and miscellaneous	$487	$—	$315	$—	$802

Total common stocks	$487	$—	$315	$—	$802

Preferred stock	$—	$—	$92	$—	$92

Total preferred stocks	$—	$—	$92	$—	$92

Derivatives

Interest rate contracts	$—	$21	$—	$—	$21

Foreign exchange contracts	—	240	—	—	240

Total derivatives	$—	$261	$—	$—	$261

Separate accounts assets	$16,901	$744	$22,296	$393	$40,334

Total assets at fair value	$19,053	$2,916	$22,793	$393	$45,155

Liabilities at fair value:

Derivatives

Foreign exchange contracts	$—	$338	$—	$—	$338

Credit default swaps	—	2	—	—	2

Total liabilities at fair value	$—	$340	$—	$—	$340

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-133

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

			2019
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,393	$—	$—	$1,393

Industrial and miscellaneous	1,049	158	49	—	1,256

Total bonds	$1,049	$1,551	$49	$—	$2,649

Common stock

Industrial and miscellaneous	$509	$—	$248	$—	$757

Total common stocks	$509	$—	$248	$—	$757

Preferred stock	$—	$—	$28	$—	$28

Total preferred stocks	$—	$—	$28	$—	$28

Derivatives

Interest rate contracts	$—	$12	$—	$—	$12

Foreign exchange contracts	—	396	—	—	396

Total derivatives	$—	$408	$—	$—	$408

Separate accounts assets	$15,227	$4,158	$22,457	$312	$42,154

Total assets at fair value	$16,785	$6,117	$22,782	$312	$45,996

Liabilities at fair value:

Derivatives

Foreign exchange contracts	$—	$164	$—	$—	$164

Credit default swaps	—	3	—	—	3

Total liabilities at fair value	$—	$167	$—	$—	$167

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2020 (in millions):

	Balance at 1/1/2020	Transfers into Level 3		Transfers out of Level 3	Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2020

Bonds	$49	$76	[a]	$—	$(12)	$(11)	$—	$1	$(6)	$(7)	$90

Common stock	248	—		—	13	3	4,954	—	(4,903)	—	315

Preferred stock	28	71	[b]	(26)[c]	2	(19)	60	—	(1)	(23)	92

Separate account assets	22,457	—		—	(101)	(763)	1,466	—	(761)	(2)	22,296

Total	$22,782	$147		$(26)	$(98)	$(790)	$6,480	$1	$(5,671)	$(32)	$22,793

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
(c)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value

B-134	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2019 (in millions):

	Balance at 1/1/2019	Transfers into Level 3		Transfers out of Level 3	Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2019

Bonds	$100	$41	[a]	$(45)[b]	$(23)	$7	$16	2	$(46)	$(3)	$49

Common stock	195	—		—	(9)	10	1,652	—	(1,600)	—	248

Preferred stock	4	12	[c]	(18)[d]	—	—	30	—	—	—	28

Separate account assets	20,491	—		—	155	160	3,024	—	(1,757)	384	22,457

Total	$20,790	$53		$(63)	$123	$177	$4,722	2	$(3,403)	$381	$22,782

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
(c)	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
(d)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2020 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Fixed maturity securities:

Bank Loans	$45	Market Comparable	Credit analysis/market comparable	$75–$89	$79

RMBS	$2	Discounted cash Flow	Discount rate	3.1%	3.1%

ABS	$43	Discounted cash Flow	Discount rate	23.0%–25.0%	23.8%

Equity securities:

Common stock	$315	Market comparable	EBITDA multiple	4.2x–19.5x	11.4x

		Equity method	Book value multiple	1.0x	1.0x

		Market comparable	Credit analysis/market comparable	$260	$260

Preferred stock	$92	Market comparable	EBITDA multiple	6.4x–10.5x	8.1x

Separate account assets:

Real estate properties and real estate joint ventures	$22,894

Office properties		Income approach—discounted cash flow	Discount rate	5.5%–9.0%	6.7%

			Terminal capitalization rate	4.0%–8.3%	5.6%

		Income approach—direct capitalization	Overall capitalization rate	4.0%–8.0%	5.0%

Industrial properties		Income approach—discounted cash flow	Discount rate	5.2%–9.0%	6.6%

			Terminal capitalization rate	4.3%–7.3%	5.4%

		Income approach—direct capitalization	Overall capitalization rate	3.8%–7.0%	4.8%

Residential properties		Income approach—discounted cash flow	Discount rate	5.5%–7.8%	6.4%

			Terminal capitalization rate	4.3%–6.8%	5.1%

		Income approach—direct capitalization	Overall capitalization rate	3.8%–6.0%	4.6%

Retail properties		Income approach—discounted cash flow	Discount rate	5.0%–12.0%	6.8%

			Terminal capitalization rate	4.3%–9.4%	5.7%

		Income approach—direct capitalization	Overall capitalization rate	4.0%–11.5%	5.2%

Hotel properties		Income approach—discounted cash flow	Discount rate	10.3%	10.3%

			Terminal capitalization rate	7.8%	7.8%

		Income approach—direct capitalization	Overall capitalization rate	7.8%	7.8%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-135

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Separate account real estate assets include the values of the related mortgage loans payable in the table below:

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Mortgage loans payable	$(2,411)

Office properties		Discounted cash flow	Loan to value ratio Equivalency rate	35.4%–54.9% 2.4%–3.3%	45.5 3.0	% %

			Loan to value ratio	35.4%–54.9%	45.5%

		Net present value	Weighted average cost of capital risk premium multiple	1.2–1.4	1.3

Industrial properties			Loan to value ratio	54.6%–59.2%	56.6%

		Discounted cash flow	Equivalency rate	3.3%	3.3%

			Loan to value ratio	54.6%–59.2%	56.6%

		Net present value	Weighted average cost of capital

			risk premium multiple	1.4–1.5	1.5

Residential properties			Loan to value ratio	29.6%–65.9%	48.2%

		Discounted cash flow	Equivalency rate	2.3%–3.2%	2.8%

			Loan to value ratio	29.6%–65.9%	48.2%

		Net present value	Weighted average cost of capital risk premium multiple	1.2–1.7	1.4

Retail properties			Loan to value ratio	40.2%–73.4%	47.6%

		Discounted cash flow	Equivalency rate	2.8%–4.2%	3.0%

			Loan to value ratio	40.2%–73.4%	47.6%

		Net present value	Weighted average cost of capital risk premium multiple	1.3–1.8	1.4

Separate account real estate assets include the values of the related loan receivable in the table below:

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Loan receivable	$1,563

Office properties		Discounted cash flow	Loan to value ratio Equivalency rate	50.6%–91.8% 3.5%–9.6%	77.2 6.6	% %

Industrial properties		Discounted cash flow	Loan to value ratio Equivalency rate	30.9%–90.2% 4.3%–12.7%	69.1 6.8	% %

Residential properties		Discounted cash flow	Loan to value ratio Equivalency rate	47.4%–74.7% 3.2%–7.0%	64.1 4.9	% %

Retail properties		Discounted cash flow	Loan to value ratio Equivalency rate	61.2%–86.2 5.4%–9.9%	68.7 6.3	% %

Separate account real estate assets include the values of the real estate operating business in the table below:

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Real estate operating business	$250	Discounted cash flow Market approach	Discount rate Terminal growth rate EBITDA multiple	6.5%–8.0% 2.0%–2.5% 13.9x

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

B-136	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily NAV until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (in millions):

	2020
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$361	$—	$4	$—	$365	$395	$(30)	$—	$365	0.11%	0.11%

FHLB capital stock	181	—	—	—	181	104	77	—	181	0.05	0.06

On deposit with states	17	—	—	—	17	17	—	—	17	0.01	0.01

Pledged as collateral to FHLB (including assets backing funding agreements)	1,990	—	—	—	1,990	449	1,541	—	1,990	0.60	0.61

Pledged as collateral not captured in other categories	269	—	—	—	269	35	234	—	269	0.08	0.08

Other restricted assets	—	—	23	—	23	124	(101)	—	23	0.01	0.01

Total restricted assets	$2,818	$—	$27	$—	$2,845	$1,124	$1,721	$—	$2,845	0.86%	0.88%

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-137

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2019
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$363	$—	$32	$—	$395	$636	$(241)	$—	$395	0.12%	0.13%

FHLB capital stock	104	—	—	—	$104	82	22	—	104	0.03	0.03

On deposit with states	17	—	—	—	$17	17	—	—	17	0.01	0.01

Pledged as collateral to FHLB (Including assets backing funding agreements)	449	—	—	—	$449	0	449	—	449	0.14	0.14

Pledged as collateral not captured in other categories	35	—	—	—	$35	26	9	—	35	0.01	0.01

Other restricted assets	99	—	25	—	$124	224	(100)	—	124	0.04	0.04

Total restricted assets	$1,067	$—	$57	$—	$1,124	$985	$139	$—	$1,124	0.35%	0.36%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged and collateral pledged associated with forward loan purchase agreements.

The other restricted assets represents preferred stocks held within the general account for which the transfer of ownership was restricted by contractual requirements and real estate deposits held within separate accounts.

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (in millions):

	2020
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$356	$356	0.12%	0.13%

Securities lending collateral assets	361	361	0.13%	0.13%

Total General Account Collateral Assets	$717	$717	0.25%	0.25%

Separate Account:

Securities lending collateral assets	$4	$4	0.01%	0.01%

Total Separate Account Collateral Assets	$4	$4	0.01%	0.01%

	2020
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Asset (General Account)	$717	0.29%

Recognized Obligation to Return Collateral Asset (Separate Account)	$4	0.01%

	2019
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$868	$868	0.32%	0.32%

Securities lending collateral assets	363	363	0.13%	0.13%

Total General Account Collateral Assets	$1,231	$1,231	0.45%	0.45%

Separate Account:

Securities lending collateral assets	$32	$32	0.07%	0.07%

Total Separate Account Collateral Assets	$32	$32	0.07%	0.07%

B-138	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

	2019
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Assets (General Account)	$1,231	0.53%

Recognized Obligation to Return Collateral Asset (Separate Account)	$32	0.07%

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company does not enter into derivative financial instruments with financing premiums.

Counterparty and Credit Risk: Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis.

The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to OTC transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2020 and 2019, counterparties pledged $356 million and $908 million, respectively, of cash collateral and margin to the Company.

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2020 and 2019, the Company pledged the following collateral and margin to its counterparties (in millions):

	December 31,
	2020	2019

Cash collateral and margin	$253	$20

Securities collateral and margin	$9	$5

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value and accrued interest receivable of all derivative contracts which, as of December 31, 2020 and 2019, were $713 million and $876 million, respectively.

Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2020 and 2019 were $265 million and $30 million, respectively, for which the Company posted collateral of $253 million and $20 million, respectively, through the normal course of business.

Derivative Types: The Company utilizes the following types of derivative financial instruments and strategies within its portfolio:

Interest Rate Swaps: The Company enters into interest rate swap contracts to economically hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. The Company does not apply hedge accounting for these derivatives instruments.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. The Company applies hedge accounting to certain of these derivatives instruments and fair value accounting to the majority of these derivatives instruments.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-139

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. The Company does not apply hedge accounting for these derivatives instruments.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps to hedge against unexpected credit events on selective investments held in the Company’s investment portfolio. The Company pays a periodic fee in exchange for the right to put the underlying investment back to the counterparty at par upon a credit event by the underlying referenced issuer. Credit events are typically defined as bankruptcy, failure to pay, or certain types of restructuring. The Company does not apply hedge accounting for these derivatives instruments.

Written Credit Default Swaps used in Replication Transactions: Credit default swaps are used by the Company in conjunction with long-term bonds as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions (the derivative component) established concurrently with other investments (the cash component) in order to “replicate” the investment characteristics of another permissible instrument (the reference entity). The Company sells credit default swaps on single name corporate or sovereign credits, credit indices, or credit index tranches and provides credit default protection to the buyer. Events or circumstances that would require the Company to perform under a written credit default swap may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, debt restructuring, or default. The Company does not apply hedge accounting for these derivatives instruments.

Asset Swaps: The Company enters into asset swap contracts to hedge against inflation risk associated with its U.S. Treasury Inflation Protected Securities (TIPS). The Company also uses asset swap contracts in certain RSATs. For hedges of its TIPS, the Company pays all cash flows received from the TIPS security to the counterparty in exchange for fixed interest rate coupon payments. The Company applies hedge accounting for asset swaps used in hedging transactions, and does not apply hedge accounting for asset swaps used in RSATs.

Total Return Swaps: The Company enters into total return swap contracts in conjunction with long-term bonds as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Commodity Forward Contracts: The Company enters into forward contracts to sell crude oil at a specified price on a specified future date in order to economically hedge against the effect of fluctuations in crude oil prices on certain equity investments held in its investment portfolio. The Company does not apply hedge accounting for these derivatives instruments.

The table below illustrates the change in net unrealized capital gains and losses and realized capital gains and losses from derivative instruments. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes (in millions):

	December 31, 2020		December 31, 2019		December 31, 2018
Qualifying hedge relationships	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)

Foreign currency swap contract	$(133)	$(1)	$(19)	$(5)	$19	$(2)

Total qualifying hedge relationships	(133)	(1)	(19)	(5)	19	(2)

Non-qualifying hedge relationships

Commodity forwards	—	—	—	—	18	(24)

Foreign currency swaps	(253)	112	(17)	22	493	15

Foreign currency forwards	(76)	(125)	(71)	108	115	47

Interest rate contracts	9	—	8	—	1	—

Purchased credit default swaps	—	—	—	—	4	(1)

Total non-qualifying hedge relationships	$(320)	$(13)	$(80)	$130	$631	$37

Derivatives used for other than hedging purposes	—	15	—	7	—	23

Total derivatives	$(453)	$1	$(99)	$132	$650	$58

B-140	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an other-than-temporary impairment loss on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

The Company enters into replication transactions whereby credit default swaps have been written by the Company on credit indices, credit index tranches, or single name corporate or sovereign credits. Credit index positions represent replications where credit default swaps have been written by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been written by the Company on the Dow Jones North American High Yield Series of indexes (DJ.NA.HY). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market.

The Company writes contracts on the “Senior” tranche of the Dow Jones North American Investment Grade Index Series 25, 27, 29, 31 and 33 (DJ.NA.IG.25, DJ.NA.IG.27, DJ.NA.IG.29, DJ.NA.IG.31 and DJ.NA.IG.33, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Super Senior” tranche of the Dow Jones North American High Yield Index Series 27 and 31 (DJ.NA.HY.27 and DJ.NA.HY.31, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 35%-100%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts.

Information related to the credit quality of replication positions involving credit default swaps appears below. The values below are listed in order of their NAIC credit designation, with a designation of 1 having the highest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2020			December 31, 2019
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity

RSAT NAIC Designation

1 Highest quality	Single name credit default swaps	$—	$—	—	$—	$—	—

	Credit default swaps on indices	9,167	468	4	8,725	530	3
	Subtotal	9,167	468	4	8,725	530	3

2 High quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	—	—	—

3 Medium quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	—	—	—

Total		$9,167	$468	4	$8,725	$530	3

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-141

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes.

		Summary of Derivative Positions
		(in millions)
		December 31, 2020			December 31, 2019
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Asset swaps	Assets	$—	$—	$—	$—	$—	$—

	Liabilities	1,210	—	(182)	1,210	—	(18)

Foreign currency swap contracts	Assets	37	3	5	274	9	11

	Liabilities	1,942	(158)	(157)	882	(32)	(26)

Total qualifying hedge relationships		$3,189	$(155)	$(334)	$2,366	$(23)	$(33)

Non-qualifying hedge relationships

Commodity forwards	Assets	$—	$—	$—	$—	$—	$—

	Liabilities	—	—	—	—	—	—

Interest rate contracts	Assets	166	21	20	116	12	12

	Liabilities	—	—	—	—	—	—

Foreign currency swaps	Assets	2,946	240	240	4,550	383	383

	Liabilities	3,163	(234)	(234)	2,451	(124)	(124)

Foreign currency forwards	Assets	148	—	—	789	13	13

	Liabilities	4,584	(104)	(104)	2,293	(40)	(40)

Purchased credit default swaps	Assets	—	—	—	—	—	—

	Liabilities	144	(2)	(2)	146	(3)	(3)

Total non-qualifying hedge relationships		$11,151	$(79)	$(80)	$10,345	$241	$241

Derivatives used for other than hedging purposes

Written credit default swaps	Assets	$9,067	$363	$467	$8,725	$378	$530

	Liabilities	100	(2)	1	—	—	—

Asset swaps and total return swaps	Assets	10	—	(1)	10	—	—

	Liabilities	—	—	—	—	—	—

Total derivatives used for other than hedging purposes		$9,177	$361	$467	$8,735	$378	$530

Total derivatives		$23,517	$127	$53	$21,446	$596	$738

For the year ended December 31, 2020 and 2019, the average fair value of derivatives used for other than hedging purposes, was $411 million and $521 million.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

B-142	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The separate account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Separate Account VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Real Estate Account	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-3	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Stable Value	Group deferred fixed annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2020	2019

TIAA Real Estate Account	$23,458	$27,803

TIAA Separate Account VA-3	15,658	13,239

TIAA Separate Account VA-1	1,218	1,112

TIAA Stable Value	2,472	1,673

Total	$42,806	$43,827

In accordance with the products recorded within the separate accounts, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the REA cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the REA. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2020
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$1,215	$—	$4,077	$5,292

Reserves

For accounts with assets at:

Fair value	$—	$—	$40,105	$40,105

Amortized cost	2,385	—	—	2,385

Total reserves	$2,385	$—	$40,105	$42,490

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,385	$—	$—	$2,385

At fair value	—	—	40,105	40,105

Total reserves	$2,385	$—	$40,105	$42,490

*	Withdrawable at book value without adjustment or charge.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-143

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2019
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$711	$—	$4,475	$5,186

Reserves

For accounts with assets at:

Fair value	$—	$—	$41,653	$41,653

Amortized cost	1,606	—	—	1,606

Total reserves	$1,606	$—	$41,653	$43,259

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$1,606	$—	$—	$1,606

At fair value	—	—	41,653	41,653

Total reserves	$1,606	$—	$41,653	$43,259

*	Withdrawable at book value without adjustment or charge.

	2018
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$459	$—	$4,376	$4,835

Reserves

For accounts with assets at:

Fair value	$—	$—	$36,703	$36,703

Amortized cost	1,205	—	—	1,205

Total reserves	$1,205	$—	$36,703	$37,908

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$1,205	$—	$—	$1,205

At fair value	—	—	36,703	36,703

Total reserves	$1,205	$—	$36,703	$37,908

*	Withdrawable at book value without adjustment or charge.

The following is a reconciliation of transfers to (from) the Company to the separate accounts for the years ended December 31, (in millions):

	2020	2019	2018

Transfers reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$5,631	$5,513	$5,124

Transfers from separate accounts	(8,343)	(4,355)	(4,682)

Reconciling adjustments:

Fund transfer exchange gain (loss)	(1)	—	—

Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(2,713)	$1,158	$442

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 for all other products.

Effective January 1, 2020 variable annuity reserving follow VM-21. During 2020, the Company elected the factor based alternative method under VM-21, which is an option allowed for variable annuity writers with no living benefits. This method is similar to the

B-144	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

factor based alternative method used prior to 2020 in accordance with AG43. Given the similar methodology under VM-21 and AG43, there was no impact from the change in the reserve valuation basis. Effective December 31, 2020 reserves were also subject to the NYDFS floor prescribed under NYDFS Regulation 213, Principle-Based Reserving. The Company’s reported reserve for variable annuities as of December 31, 2020 is the greater of those prescribed under VM-21 and Regulation 213.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	December 31, 2020	December 31, 2019

Deferred and payout annuity contracts issued after 2000	4,118	4,156

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2020 and 2019.

For ordinary and collective life insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual renewable term policies and cost of living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total active lives disability waiver of premium reserve.

As of December 31, 2020 and 2019, the Company had $236 million and $285 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Withdrawal characteristics of individual annuity reserves, group annuity reserves, and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2020
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$22,799	$22,799	12.0%

At book value without adjustment (minimal or no charge or adjustment)	32,869	—	—	32,869	17.4%

Not subject to discretionary withdrawal	133,749	—	—	133,749	70.6%

Total (direct + assumed)	$166,618	$—	$22,799	$189,417	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$166,618	$—	$22,799	$189,417

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-145

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2019
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$24,890	$24,890	13.1%

At book value without adjustment (minimal or no charge or adjustment)	31,760	—	—	31,760	16.8%

Not subject to discretionary withdrawal	132,718	—	—	132,718	70.1%

Total (direct + assumed)	$164,478	$—	$24,890	$189,368	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$164,478	$—	$24,890	$189,368

	2020
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$17,293	$17,293	22.9%

At book value without adjustment (minimal or no charge or adjustment)	32,096	2,378	—	34,474	45.6%

Not subject to discretionary withdrawal	23,833	—	—	23,833	31.5%

Total (direct + assumed)	$55,929	$2,378	$17,293	$75,600	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$55,929	$2,378	$17,293	$75,600

	2019
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$16,750	$16,750	24.3%

At book value without adjustment (minimal or no charge or adjustment)	27,897	1,598	—	29,495	42.9%

Not subject to discretionary withdrawal	22,559	—	—	22,559	32.8%

Total (direct + assumed)	$50,456	$1,598	$16,750	$68,804	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$50,456	$1,598	$16,750	$68,804

	2020
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$12	$12	0.4%

At book value without adjustment (minimal or no charge or adjustment)	1,172	7	—	1,179	36.0%

Not subject to discretionary withdrawal	2,082	—	—	2,082	63.6%

Total (direct + assumed)	$3,254	$7	$12	$3,273	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$3,254	$7	$12	$3,273

B-146	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

	2019
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account Guarantees	Separate with Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$14	$14	0.8%

At book value without adjustment (minimal or no charge or adjustment)	1,140	7	—	1,147	70.8%

Not subject to discretionary withdrawal	460	—	—	460	28.4%

Total (direct + assumed)	$1,600	$7	$14	$1,621	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,600	$7	$14	$1,621

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA Life and administrative services to TIAA, FSB (“the Bank”) and VA-1. Additionally, the Company entered into a General Service and Facilities Agreements with Nuveen, LLC, for the Company to provide and receive general services at cost inclusive of charges for overhead.

As the common pay-agent, the Company allocated expenses of $1,894 million, $2,002 million and $2,122 million to its various subsidiaries and affiliates for the years ended December 31, 2020, 2019 and 2018, respectively. The expense allocation process determines the portion of the operating expenses attributable to each legal entity based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization of TIAA, are provided at-cost by the Company and two of its subsidiaries, TIAA-CREF Investment Management, LLC (“TCIM”) and TIAA-CREF Individual and Institutional Services, LLC (“TC Services”). Such services are provided in accordance with an Administrative Service Agreement between CREF and the Company, an Investment Management Agreement between CREF and TCIM, and a Principal Underwriting and Distribution Services Agreement between CREF and TC Services (collectively the “CREF Agreements”). The Company is the common pay-agent for CREF and TC Services. The Company collects the distribution expense reimbursements from CREF and then remits those payments to TC Services. The administration and investment expenses incurred by the Company are included in operating expenses and offset against the related expense reimbursements received from CREF and Nuveen Services, respectively. The expense reimbursements under the CREF Agreements and the equivalent expenses, amounted to approximately $610 million, $566 million, and $613 million for the years ended December 31, 2020, 2019 and 2018, respectively.

TC Services maintains a Distribution Agreement with the Company under which TC Services is the principal underwriter and distributor for variable annuities issued by the Company. TC Services also maintains a Distribution Agreement with the Company under which TC Services is the distributor for proprietary and non-proprietary mutual funds. Such activities performed by TC Services are on a cost reimbursement basis. The Company paid $274 million, $259 million and $190 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Effective February 2019, the Company renewed a General Service Agreement whereby the Company provides general administrative services such as technology, marketing, finance, corporate overhead and individual advisory services to the Bank. Expense allocations to the Bank were $91 million, $105 million, and $109 million for the years ended December 31, 2020, 2019, and 2018, respectively.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Nuveen Securities, LLC (“Securities”), an indirect subsidiary of Nuveen, LLC, and TC Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

January 1, 2018, the Company entered into Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly-owned subsidiaries of Nuveen, LLC, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company. The Company paid $210 million, $215 million and $219 million to Advisors and $269 million, $233 million and $212 million to Nuveen Alternatives Advisers, LLC, for the years ended December 31, 2020, 2019 and 2018, respectively.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-147

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

January 1, 2018, the Company entered into an Omnibus Service Agreement with Nuveen, LLC, pursuant to which Nuveen, LLC directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead. The Company paid $7 million to Nuveen, LLC for each of the years ended December 31, 2020, 2019 and 2018.

Effective January 1, 2019, the Company entered into a sublease agreement for certain leases and leasehold improvements with Nuveen Services, LLC. The Company makes the applicable lease payments on behalf of Nuveen Services, LLC and then allocates those costs. Under the sublease agreement, the Company allocated $16 million and $15 million to Nuveen Services, LLC for the years ended December 31, 2020 and 2019, respectively.

All services necessary for the operation of the REA are provided at-cost by the Company and TC Services. The Company provides investment management and administrative services for the REA in accordance with an Investment Management and Administrative Agreement. Distribution services for the REA are provided in accordance with a Distribution Agreement among TC Services, the Company and the REA (collectively the “Agreements”). The Company and TC Services receive payments from the REA on a daily basis according to formulae established annually and adjusted periodically for performance of these Agreements. The daily fee is based on an estimate of the at-cost expenses necessary to operate the REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating the REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter. Reimbursements collected under the Agreements amounted to approximately $140 million, $150 million, and $141 million for the periods ended December 31, 2020, 2019 and 2018, respectively.

Effective February 2018, the Company entered into a Service Agreement with the Bank, whereby the Bank provides general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead. The Company paid $7 million, $11 million and $6 million to the Bank for the years ended December 31, 2020, 2019 and 2018, respectively.

The Bank services certain residential mortgage loans held by the Company. As of December 31, 2020 and 2019, the Company held $487 million and $734 million of residential mortgage loans serviced by the Bank, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with Nuveen Investments, an indirect subsidiary of Nuveen, LLC, whereby the Company provides cash disbursements and related services at cost. The Company allocated $118 million, $119 million, and $112 million to Nuveen Investments for the years ended December 31, 2020, 2019, and 2018, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA Endowment and Philanthropic Services (“TEPS”), an indirect subsidiary of TIAA, whereby the Company provides cash disbursements and related services at cost. The Company allocated $52 million, $63 million, and $64 million to TEPS for the years ended December 31, 2020, 2019, and 2018, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA-CREF Tuition Financing, Inc. (“TFI”), a subsidiary of the Company, whereby the Company provides cash disbursements and related services at cost. The Company allocated $83 million, $72 million, and $81 million to TFI for the years ended December 31, 2020, 2019, and 2018, respectively.

The Company has a Service Agreement with TIAA India, an indirect wholly-owned subsidiary of the Company, whereby TIAA India provides information technology and non-technology services for the Company and its affiliates. The Company paid $74 million, $68 million, and $56 million to TIAA India for the years ended December 31, 2020, 2019, and 2018, respectively.

Effective March 2018, the Company entered into a Technology Support and Services Agreement with MyVest Corporation (“MyVest”), a wholly-owned subsidiary of the Company, whereby MyVest provides project and program management services for the Company. The Company paid $30 million, $28 million, and $21 million to MyVest for the years ended December 31, 2020, 2019, and 2018, respectively. Effective December 2018, the Company agreed to provide MyVest administrative services for use in its day to day operations. MyVest reimbursed the Company for administrative services in the amount of $1 million for each of the years ended December 31, 2020 and 2019 and had no reimbursements for the year ended December 31, 2018.

The Bank provides Custody and Trustee Services for TIAA Institutional Retirement, Retiree Health and Retirement Choice Plus Plans as well as perform IRA Custodial services for an IRA and Investment Solutions IRA Agreements which is paid by bank fees. The Company paid $6 million, $5 million, and $5 million to the Bank for the years ended December 31, 2020, 2019, and 2018, respectively.

Effective January 1, 2021, the Company entered into a service and subcontracting agreement with TIAA Shared Services, LLC (“TSS”), a wholly-owned subsidiary of the Company. Under the agreement, TSS will serve as an internal administrative service provider for the Company as well as for CREF and the Company’s affiliates with existing administrative services agreements with the Company. The Company will pay to TSS compensation it receives (and TSS will reimburse the Company for disbursements it makes) relating to the provision of administrative services for the Company. The Company will also reimburse TSS at cost for

B-148	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

administrative services provided in support of the Company’s insurance business and the fulfillment of its contractual obligation to provide such services to CREF and the Company’s affiliates. The Company will also provide to TSS any services necessary to conduct its operations, and TSS will reimburse the Company at cost for these services.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2020 or December 31, 2019.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2020			12/31/2019			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross Deferred Tax Assets	$5,623	$596	$6,219	$6,009	$271	$6,280	$(386)	$325	$(61)

b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted Gross Deferred Tax Assets (a–b)	5,623	596	6,219	6,009	271	6,280	(386)	325	(61)

d) Deferred Tax Assets Non-admitted	2,767	131	2,898	2,847	—	2,847	(80)	131	51

e) Subtotal Net Admitted Deferred Tax Asset (c-d)	2,856	465	3,321	3,162	271	3,433	(306)	194	(112)

f) Deferred Tax Liabilities	771	395	1,166	545	482	1,027	226	(87)	139

g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$2,085	$70	$2,155	$2,617	$(211)	$2,406	$(532)	$281	$(251)

	12/31/2020			12/31/2019			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101
a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation. (The Lesser of (b) 1 and (b) 2 Below)	2,085	70	2,155	2,346	60	2,406	(261)	10	(251)
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	2,085	70	2,155	2,346	60	2,406	(261)	10	(251)
2. Adjusted Gross DTA Allowed per Limitation Threshold	XXX	XXX	5,672	XXX	XXX	5,466	XXX	XXX	206

c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	771	395	1,166	816	211	1,027	(45)	184	139
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$2,856	$465	$3,321	$3,162	$271	$3,433	$(306)	$194	$(112)

	2020	2019

Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	964%	930%

Amount Of Adjusted Capital And Surplus Used To Determine The Threshold Limitation In (b)2 Above (in millions)	$37,811	$36,441

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-149

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	12/31/2020		12/31/2019		Change
(in millions)	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies:

Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage

Adjusted gross DTAs amount from above	$5,623	$596	$6,009	$271	$(386)	$325

Percentage of adjusted Gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTAs amount from above	$2,856	$465	$3,162	$271	$(306)	$194

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	14.70%	—%	10.34%	—%	4.36%	—%

The Company does not have tax planning strategies that include the use of reinsurance.

The Company has no temporary differences for which DTLs are not recognized.

Income taxes incurred consist of the following major components (in millions):

	2020	2019	2018

Current Income Tax:

Federal income tax expense (benefit)	$(352)	$(189)	$(330)

Foreign taxes	—	—	—

Subtotal	$(352)	$(189)	$(330)

Federal income taxes expense on net capital gains	439	204	431

Generation/(utilization) of loss carry-forwards	(87)	(15)	(101)

Intercompany tax sharing expense/(benefit)	(22)	(2)	(6)

Other	10	19	(17)

Federal and foreign income tax expense / (benefit)	$(12)	$17	$(23)

	12/31/2020	12/31/2019	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$595	$582	$13

Investments	463	608	(145)

Policyholder dividends accrual	383	397	(14)

Fixed assets	183	202	(19)

Compensation and benefits accrual	305	285	20

Net operating loss carry-forward	527	675	(148)

Other (including items < 5% of total ordinary tax assets)	622	551	71

Intangible assets—business in force and software	2,545	2,709	(164)

Subtotal	$5,623	$6,009	$(386)

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	2,767	2,847	(80)

Admitted ordinary deferred tax assets	$2,856	$3,162	$(306)

Capital:

Investments	$575	$251	$324

Real estate	21	20	1

Subtotal	$596	$271	$325

Statutory valuation allowance adjustment	—	—	—

Non-admitted	131	—	131

Admitted capital deferred tax assets	465	271	194

Admitted deferred tax assets	$3,321	$3,433	$(112)

B-150	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

	12/31/2020	12/31/2019	Change

Deferred Tax Liabilities:

Ordinary:

Investments	$513	$235	$278

Reserves transition adjustment	256	307	(51)

Other (including items < 5% of total ordinary tax liabilities)	2	3	(1)

Subtotal	$771	$545	$226

Capital:

Investments	395	482	(87)

Subtotal	$395	$482	$(87)

Deferred tax liabilities	$1,166	$1,027	$139

Net Deferred Tax:

Assets/Liabilities	$2,155	$2,406	$(251)

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2020 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$477	21.00%

Dividends received deduction	(51)	(2.23)%

Amortization of interest maintenance reserve	(80)	(3.52)%

Statutory impairment of affiliated common stock	8	0.36%

Current year deferred only adjustments	(45)	(1.99)%

Tax effect of change in net unrealized capital gains & losses	(115)	(5.05)%

Other	(6)	(0.28)%

Total statutory income taxes	$188	8.29%

Federal and foreign income tax expense (benefit)—Ordinary	$(12)	(0.52)%

Federal and foreign income tax expense (benefit)—Capital	—	—%

Change in net deferred income tax charge (benefit)	200	8.81%

Total statutory income taxes	$188	8.29%

As of December 31, 2020, the Company had the following net operating loss carry forwards (in millions):

Year Incurred	Net Operating Losses	Year of Expiration

2012	$1,021	2027

2014	357	2029

2015	859	2030

2017	274	2032

Total	$2,511

As of December 31, 2020, the Company has foreign tax credit carry forwards of $3 million generated in tax year 2015 and expiring in 2025.

As of December 31, 2020, the Company has no taxes available for recoupment in the event of future losses.

At December 31, 2020, and 2019, the Company has no capital loss carry forwards.

At December 31, 2020, the Company has general business credits of $33 million generated during the years 2004 to 2019 and expiring between 2024 to 2039.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-151

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending, Inc.

4) CustomerOne Financial Network, Inc.

5) Elite Lender Services, Inc.

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) ND Properties, Inc.

9) NIS/R&T, Inc.*

10) Nuveen Holdings, Inc.*

11) Nuveen Holdings 1, Inc. *

12) Nuveen Investments, Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) Oleum Holding Company, Inc.

16) T-C Europe Holding, Inc.

17) T-C SP, Inc.

18) Terra Land Company

19) TIAA-CREF Life Insurance Company

20) TIAA Board of Overseers

21) TIAA-CREF Tuition Financing, Inc.

22) TIAA Commercial Finance, Inc.

23) TIAA FSB Holdings, Inc.

24) TIAA, FSB

25) Tygris Asset Finance, Inc.

26) Tygris Commercial Finance Group, Inc.

27) Westchester Group Asset Management, Inc.

28) Westchester Group Farm Management, Inc.

29) Westchester Group Investment Management Holding Company, Inc.

30) Westchester Group Investment Management, Inc.

31) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings 1, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

Amounts payable to the Company’s subsidiaries for federal income taxes are $27 million and $14 million at December 31, 2020 and 2019, respectively.

The Company’s tax years 2014 through 2016 are currently under examination by the Internal Revenue Service (“IRS”), and tax years 2017 through 2019 are open for examination.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution money purchase plan covering substantially all employees, including employees of Nuveen Services, LLC and TIAA, FSB. All employee plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the plan of approximately $57 million, $58 million and $53 million for the years ended December 31, 2020, 2019 and 2018, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

The Company previously provided pension benefits through an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement. The obligations of the Company under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets.

B-152	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

Contributions for a given period are equal to the benefit payments for that period. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	SERP
	2020	2019	2018

Benefit obligation	$38	$38	$37

Net period benefit cost	$1	$2	$2

In addition to the defined contribution plan and SERP, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	Post-retirement Benefits
	2020	2019	2018

Benefit obligation	$79	$75	$74

Net period benefit cost	$(1)	$(1)	$2

Note 18—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained a necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2020 and 2019, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2020 and 2019 that resulted in default.

As of December 31, 2020 and 2019, the Company had no outstanding repurchase agreements.

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2020, the estimated fair value of the Company’s securities on loan under the program was $353 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2020, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $361 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2020.

Of the cash collateral received from the program, $361 million is held as cash as of December 31, 2020. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value

Open	$361	$361

Total collateral reinvested	$361	$361

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-153

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

As of December 31, 2019 the estimated fair value of the Company’s securities on loan under the program was $355 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2019, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $363 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2019.

Of the cash collateral received from the program, $363 million was held as cash as of December 31, 2019. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value

Open	$363	$363

Total collateral reinvested	$363	$363

Note 19—federal home loan bank of new york membership and borrowings

The Company is a member of the FHLBNY. Through its membership, the Company has the ability to conduct business activity (“Advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $16,315 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date

The following table shows the FHLBNY capital stock held in the general account as of December 31, (in millions):

	2020	2019

Membership stock—class A	$—	$—

Membership stock—class B	87	84

Activity stock	94	21

Excess stock	—	—

Total	$181	$105

There were no FHLBNY capital stock held in separate accounts as of December 31, 2020 and 2019.

Membership stock at December 31, 2020 and 2019, is not eligible for redemption.

The Company had $2,081 million and $460 million in funding agreements outstanding at December 31, 2020 and December 31, 2019 respectively.

The following table shows the maximum collateral pledged to FHLBNY in the general account during the year ending December 31, (in millions):

	2020			2019
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

Total	$4,460	$4,019	$4,124	$1,375	$1,333	$1,285

There was no collateral pledged to FHLBNY in the separate accounts during the years ended December 31, 2020 and 2019.

The following table shows the maximum borrowing from FHLBNY in the general account during the year ending December 31, (in millions):

	2020	2019

Debt	$2,114	$1,285

Funding agreements	2,010	—

Total	$4,124	$1,285

There were no borrowings from FHLBNY in the separate accounts during the year ended December 31, 2020 and 2019.

B-154	Statement of Additional Information ∎ Single Premium Immediate Annuities

continued

The following table shows the collateral pledged to FHLB in the general account as of December 31, 2020 and 2019 (in millions):

	2020			2019
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing

Total	$2,275	$1,990	$2,081	$492	$449	$460

There was no collateral pledged to FHLB in the separate account as of December 31, 2020 and 2019.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves increased or (reduced) by each item below for the years ended December 31 are as follows (in millions):

	2020	2019	2018

Net income	$604	$1,618	$1,453

Change in net unrealized capital gains (losses)	(678)	118	(359)

Change in asset valuation reserve	463	(1,063)	129

Change in net deferred income tax	(200)	(284)	(147)

Change in non-admitted assets	(301)	365	708

Change in post-retirement benefit liability	(8)	(8)	7

As of December 31, 2020 and 2019, the portion of contingency reserves represented by cumulative net unrealized gains was $1,938 million and $2,616 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On May 7, 2020, the Company issued surplus notes in an aggregate principal amount of $1,250 million. The notes bear interest at an annual rate of 3.300%, and have a maturity date of May 15, 2050. Proceeds from the issuance of the notes were $1,248 million, net of issuance discount. Interest on the notes is scheduled to be paid semiannually on May 15 and November 15 of each year through the maturity date.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2020 (in millions):

Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Life-To-Date Principal Paid	Date of Maturity

12/16/2009	6.850%	$2,000	$1,049	$1,049	$72	$791	$950	12/16/2039

09/18/2014	4.900%	1,650	1,649	1,649	81	484	—	09/15/2044

09/18/2014	4.375%*	350	349	349	15	92	—	09/15/2054

05/08/2017	4.270%	2,000	1,994	1,994	85	301	—	05/15/2047

05/07/2020	3.300%	1,250	—	1,249	22	22	—	05/15/2050

Total		$7,250	$5,041	$6,290	$275	$1,690	$950

*

The Company will bear interest at a fixed annual rate of 4.375% from and including September 18, 2014 to but excluding September 15, 2024 payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2015, then at an annual floating rate equal to Three-Month LIBOR plus 2.661% from and including September 15, 2024 to but excluding the date on which the Fixed-to-Floating Rate Notes are paid in full, payable quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2024.

For the years ended December 31, 2020 and 2019, the Company did not have any related parties as holders of surplus notes or unapproved interest or principal. There were no amounts of current year interest offset or principal paid and the notes were not contractually linked. Surplus note payments are not subject to administrative offsetting and proceeds were not used to purchase assets directly from the holder of the note.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-155

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 21—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2020, the Company has a financial support agreement with TIAA Life. Under this agreement, the Company will provide support so TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2020, the capital and surplus of TIAA Life was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2020.

The Company has agreed that it will cause TIAA Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA Life with recourse to or against any of the assets of the Company.

The Company has unconditionally guaranteed $1,000 million in 4.0% senior unsecured notes issued by Nuveen, LLC due in 2028. The Company agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by Nuveen, LLC. The guarantee is made to/on behalf of a wholly-owned subsidiary, and as such the liability is excluded from recognition. The maximum potential amount of future payments the Company could be required to make under the guarantee as of December 31, 2020, is $1,320 million, which includes the future undiscounted interest payments. Should action under the guarantee be required, the Company would contribute cash to Nuveen, LLC, to fund the obligation, thereby increasing the Company’s investment in Nuveen, LLC, as reported in other invested assets. Based on Nuveen, LLC’s financial position and operations, the Company views the risk of performance under this guarantee as remote.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA Life. $30 million of this facility is maintained on a committed basis with an expiration date of July 2, 2021. As of December 31, 2020, there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2020, there were no balances outstanding. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,000 million committed credit facility maintained with a group of banks.

B-156	Statement of Additional Information ∎ Single Premium Immediate Annuities

concluded

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company also provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with the Bank. This line has an expiration date of September 8, 2021. As of December 31, 2020, there were no balances outstanding.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen, LLC. This line has an expiration date of December 23, 2021. As of December 31, 2020, there were no balances outstanding.

The Company also provides a $200 million unsecured revolving line of credit arrangement with TCMT II Originations TRS, LLC. This line has an expiration date of September 23, 2023. As of December 31, 2020, $74 million was outstanding.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2020, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 22—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 11, 2021, the date the financial statements were available to be issued.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-157

730 Third Avenue

New York, NY 10017-3206

A10896 (5/21)

PART C—OTHER INFORMATION

Part B: Includes all required financial statements of the Separate Account and TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

	(b)	Exhibits:

(1)	Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

(2)	None
(3)	(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (2)
	(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (1)
	(C)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)
	(D)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)
(4)	Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts
	(A)	One-Life Immediate Annuity contract (5)
	(B)	Two-Life Immediate Annuity contract (5)
	(C)	Fixed Period Immediate Annuity contract (5)
	(D)	Endorsement Internal Revenue Code Section 72(s) (15)
(5)	Form of Application for the SPIA Contracts (5)
(6)	(A)	Charter of TIAA-CREF Life (2)
	(B)	Bylaws of TIAA-CREF Life (2)
(7)	None
(8)	(A)	Participation/Distribution Agreement with TIAA-CREF Life Funds (2)
	(B)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (7)
	(C)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life insurance Company (8)
	(D)	Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)
	(E)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)
	(F)	Administrative Services Agreement between TIAA-CREF Funds and Teachers Advisors, Inc. (10)
	(G)	Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)
	(H)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company. (13)
	(I)	Master Services Agreement effective as of September 30, 2015 between Teachers Insurance and Annuity Association of America and Accenture LLP (15)
	(J)	Service and Subcontracting agreement by and between Teachers Insurance and Annuity Association of America and TIAA Shared Services, LLC (20)
(9)	Legality Opinion and Consent of Ken Reitz, Esquire *
	(10)	(A) Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm *
	(11)	None
	(12)	None
	(13)	(A) Schedule of Computation of Performance Information (6)
(B)(1) Powers of Attorney (15)
(B)(2) Powers of Attorney (16)
(B)(3) Powers of Attorney (17)
(B)(4) Powers of Attorney (18) (B)(5) Powers of Attorney (19)

	(14)	Financial Data Schedule—not required

*	Filed herewith.

1	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).

2

Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).

3	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).

4	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).

5	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).

6	Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2004 (File No. 333-46414).

7

Previously filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, on May 1, 2006 (File No. 333-61761).

8	Previously filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2007 (File No. 333-46414).

9	Previously filed as part of the Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2008 (File No. 333-46414).

10	Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-6, filed on May 1, 2010 (File No 333-46414).

11	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

12	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 19, 2012 (File Nos 333-145064 and 811-08963).

13	Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963).

14	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-179272 and 811-22659).

15	Incorporated by reference to the Registration Statement on Form S-1 filed on March 23, 2016 (File No 333-210342)

16	Incorporated by reference to the Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, filed on April 27, 2017 (File Nos 333-128699 and 811-10393).

17	Incorporated by reference to the Registration Statement on Form N-6, filed on February 28, 2019 (File Nos 333-129945 and 811-10393).
18	Incorporated by reference to the Post-Effective Amendment No. 15 to the Registration Statement on Form N-4, filed on May 1, 2020 (File Nos 333-145064 and 811-08963)
19	Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)

20	Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
William G. Griesser	Director, Chairman, President and Chief Executive Officer
Rashmi Badwe	Director
Christine E. Dugan	Director, Senior Vice President, Chief Actuary
Bradley Finkle	Director

Name and Principal Business Address*	Position and Offices with Depositor
Anne Dobkowski	Director
Eric T. Jones	Director
Oluseun Salami	Director
Christopher A. Baraks	Vice President, Corporate Tax Controller
Todd Sagmoe	Vice President, Head of Insurance,, Illustration Actuary
Stacy Eisenhauer	Vice President, Chief Financial Officer
Carol Fracasso	Vice President, Business Management Consumer Services Officer
Jennifer Sisom	Treasurer
Peter Pisapia	Chief Compliance Officer of the TIAA Life Separate Accounts
Kenneth W. Reitz	General Counsel
Wayne Smiley	Chief Compliance Officer
Mary Catherine Benedetto	Secretary

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
HOLDING COMPANY SYSTEM*

TIAA Board of Overseers
Teachers Insurance and Annuity Association of America ("TIAA")
Nuveen, LLC
Nuveen Services, LLC
TIAA-CREF Asset Management LLC
Nuveen Finance, LLC
TIAA-CREF Investment Management, LLC
Nuveen Alternative Holdings LLC
Nuveen Holdings 1, Inc.
Teachers Advisors, LLC
Nuveen International Holdings LLC
Nuveen Real Estate Global LLC
Nuveen Holdings, Inc.
Nuveen Investments, Inc.
Nuveen UK Limited
Nuveen Canada Company
Nuveen Japan Co., Ltd.
Nuveen Hong Kong Limited
Nuveen Global Investments LLC
Nuveen Real Estate Project Management Services LLC
TIAA International Holdings 1 Limited
TIAA International Holdings 2 Limited
TIAA International Holdings 3 Limited
Nuveen Real Estate Limited
Nuveen Alternatives Advisors LLC
AGR Partners LLC
Nuveen Churchill Advisors LLC
NCBDC Holdings LLC
Westchester Group Investment Management, Inc.
Westchester Group Investment Management Holding Company, Inc.
GreenWood Resources, Inc.
Nuveen Investment Holdings LLC
Nuveen Churchill Administration LLC
Churchill Asset Management LLC
NWQ Partners, LLC
NWQ Investment Management Company, LLC
Nuveen Alternative Investments, LLC
Nuveen Securities, LLC
Nuveen Fund Advisors, LLC
Nuveen Asset Management, LLC
Symphony Alternative Assets Management LLC
Nuveen Investments Holdings, Inc.
Nuveen WCM Holdings, LLC
Winslow Capital Management, LLC
Nuveen NWQ Holdings, LLC
Santa Barbara Asset Management, LLC
Gresham Investment Management LLC
Gresham Investment Management Asia Pte Ltd.
Gresham Asset Management, LLC
Investment Subsidiaries and Investment vehicles
Real Estate Separate Account Subsidiaries
TIAA-CREF Life Insurance Company
TIAA-CREF Individual & Institutional Services, LLC
TIAA-CREF Tuition Financing, Inc.
TIAA-CREF Redwood, LLC
TIAA Endowment & Philanthropic Services, LLC
TIAA FSB Holdings, Inc.
TIAA, FSB
TIAA RFS, LLC
TIAA-CREF Insurance Agency, LLC
TIAA Advisory, LLC
SkyFort Corporation
Savings Information Systems, LLC
TIAA GBS Holding LLC
TIAA GBS Singapore Holding Company Pte. Ltd.
TIAA Global Business Services (India) Private Limited
TIAA Shared Services LLC

*This chart is a depiction of the ownership structure of Teachers Insurance and Annuity Association of America (the "Company") and certain of its subsidiaries. This chart does not include all investment subsidiaries of the Company, such as investment vehicles or funds managed by the Company or its subsidiaries, and is not indicative of the percentage ownership interests held.

Effective as of December 31, 20[illegible]

This chart is a representation of the organizational structure of TIAA and does not detail each subsidiary of TIAA. For a complete list of subsidiaries, please refer to the attachment.

Exhibit A

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose
Adastra Management Inc.	AB, Canada	Polar Star Canadian Oil and Gas Holding, ULC	Shareholder	40	To act as the sol manager of a corporation.

AGR Partners LLC	DE	Nuveen Alternative Holdings LLC	Member	75	To manage agricultural investments.

AGR Services LLC	DE	AGR Partners LLC	Member	99	To employ personnel.

AGR Services LLC	DE	Nuveen Alternative Holdings LLC	Member	1	To employ personnel.

AMC Holding, Inc.	FL	TIAA, FSB	Shareholder	100	To act as a shell holding company.

Anglo-Sino Henderson Investment Consultancy (Beijing) Co Limited	China	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting services.

Asia Pacific Cities Management S.à r.l	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Business Property Lending, Inc.	DE	TIAA, FSB	Shareholder	100	To act as a servicer of securitized commercial mortgage loans.

CAM HR Resources LLC	DE	Nuveen Alternative Holdings LLC	Member	1	To employ personnel.

CAM HR Resources LLC	DE	Churchill Asset Management LLC	Managing Member	99	To employ personnel.

Churchill Agency Services LLC	DE	Churchill Asset Management LLC	Member	100	To act as administrative and collateral agent in connection with certain investments.

Churchill Asset Management LLC	DE	Nuveen Alternative Holdings LLC	Member	75	To act as a registered investment adviser for senior loan investments, primarily in U.S. middle-market companies.

Elite Lender Services, Inc.	FL	TIAA, FSB	Shareholder	100	To engage in residential mortgage settlement services and act as a title insurance agency.

Envisage Information Systems, LLC	NY	Teachers Insurance and Annuity Association of America	Member	100	To operate a software development company.

Greenwood Resources Brasil, Ltda.	Brazil	GreenWood Resources, Inc.	Shareholder	1	To provide property management services.

Greenwood Resources Brasil, Ltda.	Brazil	Greenwood Resources Forest Management, LLC	Shareholder	99	To provide property management services

GreenWood Resources Capital Management, LLC	DE	GreenWood Resources, Inc.	Member	100	To act as a registered investment advisor.

GreenWood Resources Poland SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ	Poland	Greenwood Resources Forest Management, LLC	Shareholder	100	To provide property management services.

GreenWood Resources, Inc.	DE	Beaver Investment Holdings LLC	Shareholder	100	To act as an advisor and manager of timber and related investments.

Gresham Asset Management LLC		Nuveen Investments, Inc.	Managing Member	100	To serve as a shell entity.

Gresham Investment Management Asia Pte Ltd.	Singapore	Gresham Investment Management LLC	Managing Member	100	To provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

Gresham Investment Management LLC	DE	Nuveen Investments, Inc.	Managing Member	78.9	To act as a registered investment advisor, commodity pool operator, and commodity trading advisor, provide investment advisory and management services to Nuveen Group-sponsored investment vehicles.

GWR Uruguay S.A.	Uruguay	Greenwood Resources Forest Management, LLC	Shareholder	100	To act as a property manager.

Henderson European Retail Property Fund Management S.a.r.l.	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds

Jatoba Brasil Investimentos Florestais Ltda	Brazil	GTR Brasil Participações Ltda.	Shareholder	100	To facilitate asset acquisitions of timber assets.

MyVest Corporation	DE	Teachers Insurance and Annuity Association of America	Shareholder	100	To provide digital financial account management services.

Nuveen Administration Limited	United Kingdom	Nuveen Real Estate Limited	Shareholder	100	To provide administrative services and act as employer.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose
Nuveen Alternatives Advisors LLC	DE	Nuveen Alternative Holdings LLC	Member	100	To provide advisory services for alternative investments.

Nuveen Alternatives Europe S.a.r.l	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To act as an authorised alternative investment fund manager and a managemment company.

Nuveen Alternatives Services LLC	DE	Nuveen Alternative Holdings LLC	Member	100	To provide administrative services and to act as General Partner

Nuveen Asset Management Europe S.a.r.l.	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To hold or distribute investments.

Nuveen Asset Management, LLC	DE	Nuveen Fund Advisors, LLC	Managing Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Nuveen Beteiligung Verwaltungs Gmbh	Germany	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate investments.

Nuveen Canada Company	Canada	Nuveen International Holdings LLC	Shareholder	100	To provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

Nuveen Churchill Advisors LLC	DE	NCBDC Holdings LLC	Member	100	To act as a primary adviser.

Nuveen Consulting (Shanghai) Co Ltd	China	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting.

Nuveen Corporate Secretarial Services Limited	United Kingdom	Nuveen Group Holdings Limited	Shareholder	100	To provide administrative services.

Nuveen France SAS	France	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory services.

Nuveen Fund (Europe) Management Sarl	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Fund Advisors, LLC	DE	Nuveen Investments, Inc.	Managing Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles. U.S. Securities and Exchange Commission registered investment adviser. U.S. Commodity Futures Trading Commission registered commodity pool operator.

Nuveen Fund Management (Jersey) Limited	Jersey	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Hong Kong Limited	Hong Kong	TGAM HK HC LLC	Shareholder	100	To provide distribution, advisory, and marketing services.

Nuveen Investment Consulting (Shanghai) Company Limited	Luxembourg	Nuveen Group Holdings Limited	Shareholder	100	Entity formed provide investment consulting.

Nuveen Italy S.R.L.	Italy	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate investments.

Nuveen Japan Co., LTD	Japan	Nuveen International Holdings LLC	Shareholder	100	To engage in investment management, agency business, financial instruments exchange, market and investment research, and a financial distribution business office.

Nuveen Management AIFM Limited	United Kingdom	Nuveen Europe Holdings Limited	Shareholder	100	To act as an asset manager.

Nuveen Management Austria GmbH	Austria	Nuveen Group Holdings Limited	Shareholder	65	To manage real estate funds.

Nuveen Management Company (Luxembourg) No 1 Sarl	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds.

Nuveen Management Finland Oy	Finland	Nuveen Group Holdings Limited	Shareholder	100	To act as an employer for the asset manager in connection with a fund.

Nuveen Property Management (Jersey) Limited	Jersey	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose
Nuveen Real Estate (Australia) Limited	Australia	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory and management services.

Nuveen Real Estate Global Cities Advisors, LLC	DE	Nuveen Real Estate Global LLC	Member	100	To provide investment advisory services.

Nuveen Real Estate Limited	United Kingdom	TIAA International Holdings 1 Limited	Shareholder	0.4	To act as the holding company for the legal entities.

Nuveen Real Estate Limited	United Kingdom	TIAA International Holdings 3 Limited	Shareholder	99.6	To act as the holding company for the legal entities.

Nuveen Real Estate Management Limited	United Kingdom	Nuveen FCACO Limited	Shareholder	100	To manage real estate funds.

Nuveen Real Estate Project Management Services LLC	DE	Nuveen Real Estate Global LLC	Member	100	To provide construction and development management services.

Nuveen Securities, LLC	DE	Nuveen Investments, Inc.	Member	100	To act as a broker-dealer that distributes and/or underwrites Nuveen Group-sponsored investment vehicles and facilitates certain trades made by the Nuveen Group’s investment managers on behalf of their clients. U.S. Securities and Exchange Commission registered broker-dealer and Financial Industry Regulatory Authority member.

Nuveen Services, LLC	DE	Nuveen, LLC	Member	100	To act as the employer entity and to enter into commercial relationships pertaining to the provision of shared services.

Nuveen Singapore Private Limited	Singapore	Nuveen Group Holdings Limited	Shareholder	100	To act as a real estate investment advisor.

Nuveen UK Limited	United Kingdom	Nuveen International Holdings LLC	Shareholder	100	To provide distribution and marketing services.

NWQ Investment Management Company, LLC	DE	NWQ Partners, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Permian Investor Asset Manager LLC	DE	Nuveen Permian Investor Asset Manager Member LLC	Member	50	To hold real estate and other investments.

Plata Wine Partners, LLC	CA	Plata Managers LLC	Member	10	To hold agricultural investments.

Plata Wine Partners, LLC	CA	Plata Advisors LLC	Member	45	To hold agricultural investments.

Plata Wine Partners, LLC	CA	The Plata Wine Partners Trust	Member	45	To hold agricultural investments.

Santa Barbara Asset Management, LLC	DE	Nuveen Investments, Inc.	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts.

Symphony Alternative Asset Management LLC	DE	Symphony Asset Management LLC	Managing Member	100	To act as an asset manager of CLO products.

Symphony Asset Management LLC	CA	Nuveen Investments Holdings, Inc.	Managing Member	49	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Symphony Asset Management LLC	CA	Nuveen Investments, Inc.	Member	51	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Taurion, S.A.	Uruguay	Global Timber Spain S.L.	Shareholder	100	To hold alternative investments.

Teachers Advisors, LLC	DE	Nuveen Finance, LLC	Member	100	To act as a registered investment advisor to provide investment management services.

TIAA Advisory, LLC	DE	TIAA RFS, LLC	Managing Member	100	To provide investment advisory services to managed account programs.

TIAA Commercial Finance, Inc.	DE	Tygris Commercial Finance Group, Inc.	Shareholder	100	To engage in equipment leasing and commercial financing.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose
TIAA Endowment & Philanthropic Services, LLC	DE	TIAA-CREF Redwood, LLC	Member	100	To act as a registered investment adviser and provide investment advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations.

TIAA Global Business Services (India) Private Limited	India	TIAA GBS Singapore Holding Company Pte. Ltd.	Shareholder	99	To provide certain information technology related services.

TIAA Global Business Services (India) Private Limited	India	TIAA GBS Holding LLC	Shareholder	1	To provide certain information technology related services.

TIAA, FSB	FL	TIAA FSB Holdings, Inc.	Shareholder	100	To engage in banking, lending, and trust activities.

TIAA-CREF Asset Management UK Limited	United Kingdom	Nuveen FCACO Limited	Shareholder	100	To provide real estate investment advisory services

TIAA-CREF Individual & Institutional Services, LLC	DE	Teachers Insurance and Annuity Association of America	Member	100	To act as a registered broker-dealer and investment advisor and to provide distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Fixed and Variable Annuity and Variable Life Products and TCAM Funds, and third party funds within retirement and savings plans and administrative services to tuition savings products.

TIAA-CREF Insurance Agency, LLC	DE	TIAA RFS, LLC	Managing Member	100	To act as a licensed life insurance agent offering insurance services and products.

TIAA-CREF Investment Management, LLC	DE	TIAA-CREF Asset Management LLC	Member	100	To act as a a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

TIAA-CREF Life Insurance Company	NY	Teachers Insurance and Annuity Association of America	Shareholder	100	To issue guaranteed and variable annuities and funding agreements to the general public.

TIAA-CREF Luxembourg S.A.R.L.	Luxembourg	Nuveen Group Holdings Limited	Shareholder	100	To provide accounting and domiciliary services to legal entities.

TIAA-CREF Tuition Financing, Inc.	DE	Teachers Insurance and Annuity Association of America	Shareholder	100	To administer and provide program management services on behalf of state entities to qualified tuition programs formed pursuant to Section 529 of the Internal Revenue Code.

Tygris Asset Finance, Inc.	DE	Tygris Commercial Finance Group, Inc.	Shareholder	100	This entity is dormant.

Westchester Group Chile Investment Management, SpA	Chile	Westchester Group Investment Management, Inc.	Shareholder	100	To facilitate management operations in Chile.

Westchester Group Farm Management, Inc.	IL	Westchester Group Investment Management, Inc.	Shareholder	100	To provide farm management services.

Westchester Group Investment Management, Inc.	DE	Westchester Group Investment Management Holding Company, Inc.	Shareholder	100	To operate an agricultural asset management business.

Westchester Group of Europe Limited	United Kingdom	Westchester Group Investment Management, Inc.	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester Group of Poland Sp. Z.o.o.	Poland	Westchester Group of Europe Limited	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester Group Real Estate, Inc.	IL	Westchester Group Investment Management, Inc.	Shareholder	100	To provide brokerage services related to agricultural investments.

Westchester Group South America Gestao De Investimentos Ltda.	Brazil	Westchester Group Real Estate, Inc.	Shareholder	1	To manage farmland funds.

Westchester Group South America Gestao De Investimentos Ltda.	Brazil	Westchester Group Investment Management, Inc.	Shareholder	99	Private limited company that manages farmland funds

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose
Westchester Group SRL	Romania	Westchester Group of Europe Limited	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester NGFF Investment, LLC	DE	Westchester Group Investment Management, Inc.	Shareholder	100	To hold investments for employee long-term incentive.

Winslow Capital Management, LLC	DE	Nuveen WCM Holdings, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

*

Note: TIAA has control of the subsidiaries included in this filing (each, a “Subsidiary”) through: (i) direct or indirect ownership of a majority of the voting securities of the Subsidiary; (ii) TIAA, or a subsidiary of TIAA, acting as asset manager or manager of the Subsidiary (or in a similar role); or (iii) corporate governance provisions present in the Subsidiary’s constituent documents.

Item 27. Number of Contractowners

As of March 1, 2021, there were 495 owners of Contracts of the class presently offered by this Registration Statement.

Item 28. Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of the New York State Department of Financial Services not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) TIAA-CREF Institutional and Individual Services, LLC (“TC Services”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Rashmi Badwe	Manager
Raymond Bellucci	Manager
William G. Griesser	Manager
Eric T. Jones	Manager
Angela Kahrmann	Manager, President, Chief Executive Officer
Colbert Narcisse	Manager
Ross Abbott	Chief Operating Officer
Christopher Baraks	Vice President
David Barber	Chief Financial Officer, Controller
Managing Director, Chief Legal Officer
Pamela Lewis Marlborough	Assistant Secretary
Lisa Lynn	Chief Compliance Officer
Jennifer Sisom	Treasurer
Mary Catherine Benedetto	Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Not applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated there under are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, 64 Leone Lane, Chester, New York, 10918, 11333 East 53 Street, Denver, CO 80239, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 and JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245.

Item 31. Management Services

Not applicable.

Item 31. Management Services Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2021.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	*
William G. Griesser
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 27, 2021 in the capacities and on the dates indicated.

Signature	Title

*	President and Chief Executive Officer
William G. Griesser

/S/ STACY EISENHAUER	Chief Financial Officer
Stacy Eisenhauer	(Principal Financial and Accounting Officer)

*	Director, Chairman
William G. Griesser

*	Director
Rashmi Badwe

*	Director
Christine E. Dugan

*	Director
Bradley Finkle

*	Director
Anne Dobkowski

*	Director
Eric T. Jones

*	Director
Meredith Kornreich

* Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: March 30, 2020

/S/ KENNETH W. REITZ
Kenneth W. Reitz, Esq.
Attorney-in-fact

EXHIBIT INDEX

(9)	Legality Opinion and Consent of Ken Reitz, Esquire

(10)(A)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm